As filed with the Securities and Exchange Commission on November 6, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2003

Date of reporting period: August 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR
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under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

       Annual Report
       August 31, 2003

[LOGO] Neuberger Berman


    Neuberger Berman
    Equity Funds
------------------------------------------------


       INVESTOR CLASS SHARES

       TRUST CLASS SHARES

       ADVISOR CLASS SHARES

       INSTITUTIONAL CLASS SHARES


                                     Century Fund

                                     Fasciano Fund

                                     Focus Fund

                                     Genesis Fund

                                     Guardian Fund

                                     International Fund

                                     Manhattan Fund

                                     Millennium Fund

                                     Partners Fund

                                     Real Estate Fund

                                     Regency Fund

                                     Socially Responsive Fund

Contents


The Funds

Chairman's Letter                                                  2

Portfolio Commentary/ Growth of a Dollar Charts
Century Fund                                                       4
Fasciano Fund                                                      6
Focus Fund                                                         8
Genesis Fund                                                      10
Guardian Fund                                                     12
International Fund                                                14
Manhattan Fund                                                    16
Millennium Fund                                                   18
Partners Fund                                                     20
Real Estate Fund                                                  22
Regency Fund                                                      24
Socially Responsive Fund                                          26

Schedule of Investments/ Top Ten Equity Holdings
Century Fund                                                      30
Fasciano Fund                                                     32
Focus Fund                                                        34
Genesis Fund                                                      35
Guardian Fund                                                     38
International Fund                                                40
Manhattan Fund                                                    43
Millennium Fund                                                   45
Partners Fund                                                     47
Real Estate Fund                                                  49
Regency Fund                                                      50
Socially Responsive Fund                                          52
Financial Statements                                              56

Financial Highlights (All Classes) Per Share Data
Century Fund                                                      86
Fasciano Fund                                                     87
Focus Fund                                                        88
Genesis Fund                                                      90
Guardian Fund                                                     92
International Fund                                                94
Manhattan Fund                                                    95
Millennium Fund                                                   97
Partners Fund                                                     99
Real Estate Fund                                                 101
Regency Fund                                                     102
Socially Responsive Fund                                         103

Reports of Independent Auditors                                  106
Directory                                                        108
Trustees and Officers                                            109



"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2003 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

In the second half of our Funds' fiscal 2003, an abundance of good news lifted the stock markets broadly and dramatically. The U.S. led coalition's early victories in Iraq coincided with the passage of significant tax cuts for individuals and businesses, restoring the confidence of consumers, business leaders, and equities investors. Consumer spending rebounded and business investment is finally contributing to economic growth.

We are cautiously optimistic about the future. The current consensus of economists is for GDP growth in the 4% to 4.5% range in second-half calendar 2003, the strongest showing in nearly three years. With the Dow Jones Industrial Average posting gains for six consecutive months through August, and broad-based market barometers such as the S&P 500, Russell Midcap Index, and the small-cap Russell 2000 Index up smartly over the same period, stocks appear to have finally emerged from a long and painful bear market.

While all of our Funds benefited from the rising market, our portfolio managers have not become complacent. In fact, reading through the individual fund letters in this Annual Report, you will note that after the market's strong showing in the second half, our portfolio managers have become particularly sensitive to valuations and the potential risks presented if the brightening economic outlook dims.

One interesting phenomenon, which several of our portfolio managers discuss in their individual letters, is the strong performance of lower quality stocks in the initial stages of the market rebound. I urge you to read Judith Vale and Robert D'Alelio's research on this issue in their Genesis Fund letter. It should provide a warning to investors tempted to jump into stocks or mutual funds simply because they have been red-hot performers over the last six months. While an investor's appetite for risk is a function of individual temperament and financial circumstances, at Neuberger Berman we doubt that investing in companies with precarious balance sheets and murky growth prospects is a risk that will be rewarded over the long-term.

It is not our policy to single out individual portfolio managers for praise based on the short-term performance of their funds. However, I am compelled to congratulate

                                               NEUBERGER BERMAN AUGUST 31, 2003

Arthur Moretti for the success he has had since taking over the reins of the Guardian Fund. We were so impressed with Arthur's contributions as a member of the Socially Responsive Fund's portfolio manager team, that on December 12, 2002, we named him Portfolio Manager of Guardian Fund. By the start of calendar 2003, the portfolio had been completely restructured, and we are pleased to report that in the ensuing eight months, Guardian significantly outperformed its benchmark. We don't expect any of our portfolio managers to beat their benchmarks in every reporting period --outperforming market indices isn't easy over the short- or long-term. In fact, we recognize that our funds will periodically underperform when their individual investment strategies are temporarily out of sync with the prevailing market trends. However, we believe Arthur's innovative and disciplined approach to the large-cap value stock market will reinvigorate the performance of Neuberger Berman's flagship Guardian Fund.

Another way we strive to serve you is by creating funds that fill a legitimate need for investors. As real estate investment trusts have matured into an asset class with a track record and appealing potential for diversification, we decided to start a fund to provide our customers easy access to this asset class. We hired a talented, experienced young gentleman named Steve Brown, and we are pleased to report that since its inception on May 1, 2002, the Neuberger Berman Real Estate Fund has delivered excellent returns and outperformed its benchmark by a wide margin.

In closing, we hope the favorable economic and stock market trends of the last six months will continue. But, no one knows what tomorrow may bring. We urge our shareholders to maintain perspective and share our conviction that fundamental research and professional portfolio management are the keys to long-term investment success.

Sincerely,

/s/ P. Sundman signature
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

The Century Fund produced a positive return but underperformed its benchmark, the Russell 1000 Growth Index, in this reporting period.

Fiscal year 2003, which ended in August, witnessed major changes across most financial market segments, including large-cap growth stocks. The economy's sluggish growth through most of the period, record low interest rates, tax cuts and the war in Iraq all played a role in market performance and affected the returns of the Fund.

Similar to a before-and-after picture, the first half of fiscal 2003 was buffeted by worries that the economy, having improved from recession-level lows, would "double dip" back into a recession sometime this year. A major concern was that business spending on capital equipment, inventories and new workers would remain flat or trend lower. Consumer spending remained vibrant, but the lack of new job growth brought into question consumers' ability to keep the economy afloat. Of greater concern was the imminent war in Iraq and the implications of a larger Middle East conflict, as well as the potential use of weapons of mass destruction. The Bush administration kept up a strong level of rhetoric, leaving no uncertainty that military action was likely. In the first part of the year, the Federal Reserve Board also continued to warn the country about the dangers and fears of deflation.

In this environment, the bear market remained intact, hitting lows in October and March. The seeds of improvement were being sown, however, with stock prices testing lower levels. Lower interest rates, driven by the Fed, initiated waves of home mortgage refinancing, which in turn led to continued strength in the home and auto markets. Business spending also turned higher. In the spring of 2003, the action in Iraq subsided without our worst fears being realized. This, combined with sweeping new tax cut legislation, provided catalysts for an upturn in the stock market. For the second half of fiscal 2003, virtually every equity category posted double-digit returns, including large-cap growth stocks.

In January 2003, when we first took over management of the Century Fund, we positioned the

--------------------------------------------------------------------------------

Average Annual Total Return/1/

               Investor Class/3b/ Russell 1000(R) Growth/2/ S&P 500/2/
1 Year                    10.84%                    14.08%     12.06%
Life of Fund            (15.11%)                  (14.36%)    (7.66%)

Inception Date        12/06/1999

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

portfolio defensively in high-quality companies with consistent earnings growth. We emphasized sectors that we believed were less susceptible to the economic cycle, such as consumer staples and energy. During the first quarter, risk-averse investors flocked toward safer bond and money market funds, causing stocks to experience heavy losses. Cyclical companies registered among the worst performers among the various industry groups. The stock market hit a low in March and then began to rally, carrying prices higher into August.

We concluded in April that the bear market was over and that the economy was on track for sustainable, albeit slow, growth. Given this strategic shift in our outlook, we took a more aggressive stance with the portfolio. Currently, we believe it is positioned to benefit from a stronger economy with overweight positions in the technology, consumer cyclical and industrial sectors, while maintaining underweight positions in the more defensive consumer staples and utility sectors. Specifically, we are looking for companies that have earnings leverage and will benefit from even a slight uptick in the economy.

The low interest rate environment has allowed price-to-earnings (P/E) multiples to expand somewhat, but more importantly, we believe that earnings are set to dramatically improve in the quarters ahead. Record-setting productivity gains in the economy have enhanced earnings performance. Companies are lean, and cost-cutting over the past three years has allowed revenue growth to fall to the bottom line. We are optimistic that equity gains can continue, although at a slower pace than in the prior six months, as strong earnings and relatively low interest rates produce a favorable environment for stocks.

Sincerely,

/s/ Jon D. Bronson

                                JON D. BRORSON
                                  TEAM LEADER

/s/ John J. Zielinski

                               JOHN J. ZIELINSKI
                      PORTFOLIO MANAGER, LARGE-CAP GROWTH
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Fasciano Fund Portfolio Commentary

The Fasciano Fund generated positive returns in fiscal year 2003, although it underperformed its benchmark, the Russell 2000 Index.

In the first half of fiscal 2003, uncertainty over the prospect of war with Iraq and concern that the economy might be headed back into recession weighed heavily on the equities market. The swift and decisive early victories in Iraq, combined with generally encouraging economic news, sparked an impressive broad-based market rally in the second half, and the leading market indices closed the year with solid returns. Although the rising market tide lifted almost all boats, the technology and telecommunications sectors were particularly buoyant.

For us, sector allocation is principally a function of where we are finding what we believe to be the most fundamentally attractive stocks. As reflected by the portfolio's significant overweighting in the consumer discretionary and industrials sectors, that's where we saw the most compelling opportunities this year. Our investments in both sectors posted good gains in fiscal 2003, but lagged benchmark returns driven by the exceptional performance of technology, telecom, and health care (primarily biotech) stocks.

Our technology investments performed quite well, but the portfolio's significant underweighting in technology and zero weighting in telecommunications had a negative impact on returns relative to the benchmark. We have nothing against tech or telecom (or any other sector), but will generally be underrepresented in the more richly valued and most volatile market sectors. Quality was a real issue this year as well, with some of the most distressed companies posting the biggest gains as speculators went bottom fishing in the still murky tech and telecom waters. Short covering was also a factor in the surprisingly strong performance of, in our opinion, some of the most uninspiring companies in these sectors.

The fact that the Fund's weighted average capitalization was higher than that of the Russell 2000 during the reporting period also had a modestly negative impact on relative performance. We favor small-cap companies with some meat on their bones in the form of financial strength, a history of

--------------------------------------------------------------------------------

Average Annual Total Return/1, 7, 9/

               Investor Class Advisor Class/3a, 6/ Russell 2000(R)/2/
1 Year                 13.47%              12.77%             29.08%
5 Year                  6.27%               6.12%              9.50%
10 Year                10.72%              10.64%              8.78%
Life of Fund           11.76%              11.70%             10.39%

Inception Date     11/10/1988          05/24/2002

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

profitability, management depth, and broader product lines. This year, investors favored smaller, less seasoned companies.

The portfolio had positive returns in every sector with the exception of materials and consumer staples, two sectors in which we had modest exposure -- and in which the few stocks we owned disappointed.

Let me detail some current portfolio holdings that demonstrate our investment discipline. Since we are still overweighted in the consumer discretionary and industrial sectors, I'll discuss one stock from each of these sectors. Minneapolis based Regis Corp. operates more than 9,000 hair salons in North America and Europe, including more than 1,000 SmartStyle salons conveniently located in Wal-Mart stores. Though ten times larger than its nearest competitor in the highly fragmented hair care business, Regis is still an entrepreneurially managed small-cap company. We believe the combination of acquisitions, new salon construction, and same-store sales increases, will fuel steady revenue growth. Regis has an 18.2% Return on Equity (ROE) and insiders own about 7% of the stock. We expect Regis to grow annual earnings by about 15% in the next few years and the stock currently trades at only about 14.9 times 2004 earnings estimates, as of August 31, 2003.

Regal Beloit is a leading manufacturer of electric motors and mechanical gears used in a wide array of industrial products including food processing and medical equipment, and construction and mining machinery. We believe the company has done an excellent job of cutting costs and improving productivity during the slump in manufacturing and has the kind of operating leverage that should magnify earnings growth as the rebound in manufacturing boosts revenues. Regal Beloit has a long history of successful acquisitions that have continually broadened its product line. It has also done a good job developing higher margin value-added products. We believe Regal Beloit can grow earnings by 20% or more next year and achieve a long-term earnings growth rate in the 12%-15% range. Electric motors and gear boxes may be boring to many investors. However, Regal Beloit's apparently more than respectable long-term earnings growth prospects and below market average valuation are quite exciting to us.

In closing, small-cap stocks have performed exceptionally well on an absolute and relative basis in the second half of fiscal 2003. However, it has been a somewhat speculative market advance led by lower quality stocks in highly volatile industries. Over the longer term, we believe investing in more stable, higher-quality, consistently profitable small companies will be more rewarding.

Sincerely,

/s/ Michael F. Fasciano signature

                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Focus Fund Portfolio Commentary

The Neuberger Berman Focus Fund outperformed its benchmarks, the Standard & Poor's 500 Index and the Russell 1000 Value Index, in its fiscal year 2003.

What is most gratifying to us about the Fund's performance in this reporting period is not just that the absolute numbers are so good, but that they were achieved by using the value approach within a long-term time horizon. This is the method we have always employed and, after a trying year in fiscal 2002, it is good to see that our approach can still generate healthy returns.

Commenting on this year requires some analysis of last year, because while the results were markedly different, the stock selection methodology was the same. In fact, most of the stocks in the portfolio were the same.

For example, in the financials sector, we were hurt substantially last year by our holdings in Capital One Financial, our two banks Citigroup and JP Morgan, and our investment banks, Lehman Brothers, Merrill Lynch and Morgan Stanley. It will give you an insight into our thought process to understand that as these holdings were hurting us last year, we chose to increase our positions in most of them while they were under pressure.

Capital One is an excellent example. As a company, it had an excellent year in 2002. At the beginning of that year most analysts were estimating that the company would have an earnings increase of 15-20%. In fact, earnings-per-share were up 35%. Normally such a healthy performance would have been rewarded by the stock market, but that was not the case as the stock actually declined over 40% in calendar year 2002. The reason for this was that in July of 2002 the company was asked by the Federal Reserve to sign a Memorandum of Understanding
(MOU), a not uncommon order to amend business practices following a regulatory review. As a result of that disclosure, the stock went from $50 to $30 in one day. During the emotional (we would say hysterical) environment which ensued, we took the time and made the effort to ascertain the facts. First, an MOU is a relatively mild form of regulatory edict -- more than 90% of them are never even disclosed. Second, neither the earnings power nor the growth prospects of the company had been

--------------------------------------------------------------------------------

Average Annual Total Return/1, 9, 10/

                                                    Russell
                 Investor       Trust      Advisor  1000(R)
                    Class Class/3a, 5/ Class/3a, 6/ Value/2/ S&P 500/2/
1 Year             40.04%      39.87%       39.46%   11.63%     12.06%
5 Year             10.90%      10.73%       11.30%    5.37%      2.48%
10 Year            11.27%      11.49%       11.37%   10.50%     10.08%
Life of Fund       11.55%      11.59%       11.56%      N/A     10.56%

Inception Date 10/19/1955  08/30/1993   09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

materially impaired, in our opinion. As long-term investors, we had owned Capital One for years and during that time the company's management had always been forthright, truthful and candid. We, in our role as portfolio managers, felt that the chance to buy a great growth record at only six times earnings was a real opportunity. Our discipline has been rewarded this fiscal year as the stock rose over 50% and contributed meaningfully to our performance.

A similar story developed with our technology sector holdings in fiscal 2002 and 2003. As the economy struggled in 2002, our technology holdings suffered. With earnings projections tenuous at best, we reexamined our basic assumptions for our major holdings. We believed that given the significant stimulus put into the economy both from the monetary side (13 rate cuts) and fiscal side (deficit spending and tax cuts), an economic recovery was almost inevitable. Moreover, despite the excesses created during the Internet bubble, we felt that the recovery would include technology.

Looking at our individual holdings, our checks with company management indicated that any recovery in the semiconductor industry had to benefit Amkor since it is the world's largest supplier of semiconductor packaging. Similarly, our belief that the outsourcing trend towards greater use of contract manufacturing was continuing even throughout the economic downturn and therefore our central thesis in owning these stocks remained valid. Finally, in the case of our largest technology holding, International Rectifier, while near-term results were being negatively impacted by the economy, the long term trend of this company becoming a proprietary technology company rather than a commodity company was not only in place but actually accelerating. These stocks, Amkor and International Rectifier, as well as Flextronics and Jabil, helped performance materially in the year just ended.

This year, most of what we owned worked, but not everything. Jones Apparel Group, which we consider a very well managed company, got into a licensing dispute with Ralph Lauren. Since we felt this could drag on for longer than we would like, impacting earnings performance, we no longer own it.

In summary, we continue to do what we have always done: ignore the noise and emotion and search for good companies selling at valuations that do not reflect their long term prospects. It isn't always easy, but our long-term record suggests that it is rewarding.

Sincerely,

/s/ K. Simon signature

                                  KENT SIMONS
                               PORTFOLIO MANAGER
The composition, industries and holdings of the Fund are subject to change.

Genesis Fund Portfolio Commentary


The Genesis Fund produced positive returns but lagged its benchmark, the Russell 2000 Index, in this reporting period.

A strong market rally took place in the second half of fiscal 2003. However, the rally was led by lower-quality growth companies in volatile sectors, most notably technology and telecom, and beaten down stocks in highly cyclical sectors such as materials and industrials -- many of the very same stocks in the same industry groups that caused investors so much pain during the three-year bear market. We would have thought that once-burned investors would be twice shy. But, evidently the lure of getting some money back from those stocks that had cost them so dearly was too hard to resist. Our focus on quality, stability, consistent profitability, and reasonable valuations kept us out of many of the stocks that drove the index's performance.

An analysis of returns in calendar-year 2003 through August explains the Fund's disappointing relative performance over the last eight months. Dividing the Russell 2000 into quintiles on the basis of price/earnings multiples, we found that stocks with no earnings were the single best performing group, and that stocks with the highest P/Es were second best. Combined, these two quintiles were responsible for more than 50% of the Russell 2000's 31% gain in calendar YTD 2003. Revealingly, the two worst performing groups in P/E quintiles were stocks with P/Es from 11.6 to 18.6 -- the P/E range where many of our portfolio holdings fall. We identified a very similar performance pattern in the Russell 2000 Value Index. The primary difference was that more of the no-earnings, high P/E stocks were deep cyclicals rather than beaten-down growth stocks.

This statistical analysis indicates some growth-oriented investors have been speculating on lower-quality companies in the most volatile industry groups and some value investors have been betting that a strong economic recovery will produce big earnings gains in severely depressed cyclical stocks. These bets may pay off over the short term, but we disagree with the premise longer term. We note that many of calendar 2003's biggest small-cap growth stock winners are companies with shaky balance sheets. The narrowing of the yield spread

--------------------------------------------------------------------------------

Average Annual Total Return/1/

                 Investor       Trust      Advisor  Institutional   Russell
                Class/3a/ Class/3a, 5/ Class/3a, 6/  Class/3b, 8/ 2000(R)/2/
1 Year             19.40%      19.40%       19.15%         19.68%    29.08%
5 Year             16.43%      16.39%       16.08%         16.70%     9.50%
10 Year            14.32%      14.37%       14.13%         14.45%     8.78%
Life of Fund       13.80%      13.82%       13.68%         13.89%    10.22%

Inception Date 09/27/1988  08/26/1993   04/02/1997     07/01/1999

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

between investment grade and high-yield bonds has allowed many of these companies to raise much needed capital in the debt market. But, unless their businesses improve significantly, having some additional capital may only be postponing the day of reckoning.

On the value side, we think it is reasonable to assume that an economic recovery will boost cyclical companies' earnings. However, high consumer debt, the lack of pent-up demand (the consumer spent vigorously right through the recession), excess industrial capacity, and the lack of pricing flexibility in most businesses leads us to question how sustainable the economic recovery will be. We believe that compared to the Roaring 90s, economic growth will be relatively modest over the next decade. If we are right, stocks of cyclical companies are not likely to produce superior longer-term returns.

On an absolute performance basis, the Genesis Fund's technology sector investments had the most favorable impact on portfolio returns, followed by health care, industrials, and financials sector holdings. However, our significant underweighting in technology and zero weighting in telecom (the two best performing sectors in the Russell 2000 Index) negatively impacted relative returns. Our worst performers were comprised of an eclectic mix of companies from a variety of industry groups that failed to live up to earnings expectations. We have sold those stocks that we believe may continue to experience earnings problems, and held on to those stocks we believe are in the process of getting back on track.

The upside of owning stocks no one is paying much attention to is that we are finding lots of compelling opportunities -- financially sound, well managed, consistently profitable small companies trading at attractive absolute and relative valuations. This is true in virtually every sector in which we invest, but especially true in health care, where some faster-growth companies are coming down into value range. The portfolio is now significantly overweighted in the health care sector and we are looking to add to our holdings as more high-quality companies become legitimate fundamental bargains.

In closing, there will always be periods in which our investment discipline will underperform. However, in our view that is no reason to alter an investment philosophy and methodology that has rewarded shareholders over the long term.

Sincerely,

/s/ J. Vale signature
/s/ R. D'Alelio signature

                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Guardian Fund Portfolio Commentary

For full-year fiscal 2003, the Guardian Fund outperformed the Russell 1000 Value Index and the Standard & Poor's 500 Index.

I became Portfolio Manager of Guardian on December 12, 2002, and began restructuring the portfolio. I am pleased to report that in calendar-year 2003 through August, Guardian significantly outperformed both benchmarks.

Our financial sector investments had the most favorable impact on portfolio returns. We were underweight financials compared to the Russell 1000 Value Index, but our holdings materially outperformed the benchmark components. Credit card issuer MBNA Corp., industry giant Citigroup, stock broker Lehman Brothers, and bank/investment industry services firm State Street Bank made our top-ten performance list. We accumulated many of these holdings at historically attractive absolute and relative valuations when financial stocks were under pressure due to credit quality and liquidity concerns, and capital-markets oriented firms were out of favor.

The portfolio's consumer discretionary investments also contributed to returns, with cable television network conglomerate Liberty Media, cable TV operator Comcast, and diversified media powerhouse News Corp among our top performers. We were slightly overweight in the sector, but our holdings excelled. Media is another industry in which we were able to buy high-quality companies at depressed prices. Liberty Media and News Corp were under pressure due to weak advertising spending in the soft economy. Investor discomfort, spawned by Comcast's large acquisition of AT&T's cable properties, provided a great buying opportunity.

The portfolio's industrials sector investments disappointed, including Masco Corp. and Dover Corp. Although we had modest exposure in utilities, the poor performance of El Paso Corp. resulted in a large decline in this sector. These stocks were eliminated before the restructuring of the portfolio, but not before negatively impacting full-year returns.

Technology was a mixed bag. We had some big winners including specialty software producer Synopsys and semiconductor testing equipment


--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

                 Investor      Trust     Advisor  Russell 1000(R)
                    Class   Class/5/ Class/3a, 6/        Value/2/ S&P 500/2/
1 Year             12.70%     12.59%      12.21%           11.63%    12.06%
5 Year              3.20%      3.11%       2.66%            5.37%     2.48%
10 Year             6.32%      6.38%       5.89%           10.50%    10.08%
Life of Fund       11.67%     11.65%      11.59%              N/A    11.74%

Inception Date 06/01/1950 08/03/1993  09/03/1996

Comparison of a $10,000 Investment


                                    [CHART]




This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger-capitalization stocks. They are generally less liquid than larger-cap stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

manufacturer Teradyne. However, we had some big losers, most notably telecom/technology company Agere Systems, and contract manufacturer Celestica, two other companies that were sold when we revamped the portfolio.

As is our custom, I will detail a current holding that demonstrates our investment discipline. Cincinnati-based Fifth Third Bancorp, now one of the nation's largest regional banks, is growing organically and through acquisitions in Ohio and contiguous states. The company has a unique corporate culture. Seventeen regional managers regularly report to senior executives and each bank in each region is graded on deposit and commercial loan growth as well as other banking metrics. When one bank or region is enjoying unusual success, their strategies are quickly put in place by colleagues in other regions. This has been working very well, as demonstrated by impressive deposit and commercial loan growth, and consistent market share gains in its operating territories. Fifth Third has moved into Chicago and Detroit and done a great job consolidating these still fragmented banking communities. If they can duplicate this success in other new territories, earnings should grow nicely.

We were able to buy Fifth Third Bancorp quite cheaply when an accounting glitch led to a regulatory review and modest write-off. The company reports that it has spent considerable money improving its technology and added audit and oversight personnel to avoid any similar problems in the future. We are confident Fifth Third will emerge with a clean bill of health from the regulators and accelerating earnings will attract favorable investor attention in the year ahead.

While challenges remain, we are still cautiously optimistic about the economy and stock market. Buoyed by lower taxes, increases in real and discretionary income, and indications corporate America may be ready to start hiring again, we believe consumer spending will remain reasonably strong. Perhaps more importantly, we think capital spending will finally make a meaningful contribution to economic growth. In the early 1990s, there was a great deal of skepticism that the economy would be able to regain momentum following a similar shallow and short-lived recession. However, increased technology-driven capital spending helped put it back on its feet. There is a similar degree of skepticism today, but we believe that increased technology spending, particularly in the digital communications arena, will once again play a role in reinvigorating the economy. Although the market does not look cheap on the basis of trailing earnings, we think it is reasonably valued if, as we anticipate, economic expansion fuels accelerating earnings in the year ahead.

In closing, we are encouraged by Guardian's strong relative performance since its transformation. We believe that our research-based focus on high-quality, reasonably priced companies with above-average growth prospects will continue to reward shareholders.

Sincerely,

/s/ A. Moretti signature

                                ARTHUR MORETTI
                               PORTFOLIO MANAGER
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

International Fund Portfolio Commentary

The Neuberger Berman International Fund performed in line with the MSCI EAFE Index during this 12-month reporting period.

Adjusted for currency, the MSCI EAFE Index underperformed the S&P 500 in the period. There were three major factors impacting the international equities markets during this time: a major shift in investor psychology following U.S.-led coalition forces' swift initial victories in Iraq; the weakening of the dollar against international currencies (especially the euro); and the Sudden Acute Respiratory Syndrome (SARS) epidemic in Southeast Asia.

Let's start with Iraq. Uncertainty regarding Iraq had undermined the U.S. economic recovery. Since the U.S. is the major driver of global economic growth, the markets were skeptical that international economies would make much progress. International investors played it safe, favoring less economically sensitive sectors and staying away from Asia, where the export-oriented economies are even more closely linked to the U.S.

The quick initial victory in Iraq restored confidence that the U.S. economy would regain momentum, and in the process, help reinvigorate international economies. International investors perked up and started rotating into more economically sensitive industry groups. They also looked east, and the severely depressed Asian equities markets took off.

Over the course of fiscal 2003, the U.S. dollar weakened 8% versus a basket of international currencies and 12% versus the euro. The weakening dollar negatively impacted European economies and companies in two ways. First, it made European exports less competitive in the U.S., undermining European companies' overseas profits. Second, it made American companies more competitive in Europe, undermining profits at home. Although the weaker dollar enhanced dollar-denominated returns from European equities, the net effect was negative.

The SARS epidemic temporarily paralyzed Southeast Asian economies, and kept their markets at depressed levels. With SARS being contained approximately the same time investors were regaining confidence in a U.S. economic recovery, Southeast Asian equities markets began attracting favorable investor attention and siphoning capital from other international markets. Limited exposure to Southeast Asia was a big plus for international investors

--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

               Investor Class/3b/ Trust Class/3b, 5/ EAFE(R)/2/
1 Year                     9.58%             10.92%      9.58%
5 Year                     2.21%              3.02%    (0.36%)
Life of Fund               5.04%              5.50%      2.14%

Inception Date        06/15/1994         06/29/1998

Comparison of a $10,000 Investment


                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

in the first half, and a distinct negative when these markets came roaring back in the second half.

We were materially underweighted in Japan compared to the benchmark. This worked to our advantage in the first half, but to our detriment as the Japanese stock market came back strongly in the second half. Having reservations regarding the prospects for a vigorous recovery in the U.S., we had positioned the portfolio relatively defensively, with underweightings in more economically sensitive industry groups, including technology, which performed particularly well this year.

We made some good strategic decisions as well. Our overweighting in smaller European stock markets, most notably Ireland and Greece, worked well as these markets outperformed. We think that more business-friendly policies and flexible labor rules should allow smaller European economies to continue growing faster than their larger neighbors. Our investments in Canada, primarily in energy companies, performed well. We still like the energy sector. Conventional wisdom dictates that once Venezuela is back to full production and Iraqi oil comes back to market, oil prices will drop back down to $19-$20 per barrel. We think oil prices may retreat from current levels, but remain high enough to allow energy companies to continue to grow profits. In general, our stock selection was good, particularly in the financials and health care sectors. Our long-standing holding in Anglo Irish Bank continued to pay off handsomely, and Denmark's JYSKE Bank also made our top-ten performance list. In the health care sector, four of our portfolio holdings (Perbio Science, Torex, Nestor Healthcare, and Centerpulse) were the subject of takeover discussions, allowing us to sell at substantial premiums to our cost.

Looking ahead, we are not convinced the U.S. economic recovery will be as vigorous as the equity markets appear to be anticipating. There isn't much more room for additional monetary stimulus and with the budget deficit soaring, we aren't likely to see much more help from the government. Also, the U.S. current account deficit has now reached 5% of GDP. This is not problematic as long as the rest of the world continues financing this deficit by buying U.S. stocks and bonds. However, if the dollar continues to weaken against international currencies, global investors' appetite for dollar denominated financial assets may abate. The end result could be higher interest rates that would restrain U.S. economic growth.

While we have found what we believe are some high-quality companies that will enable the portfolio to benefit from a global economic recovery, in general we still find cyclical stocks overvalued. We remain confident that our core holdings, which we believe combine profitable businesses, good management teams and modest valuations, will stand us and our shareholders in good stead in the uncertain economic times that lie ahead.

Sincerely,


/s/ V. Chang signature

/s/ B. Segal signature

                       VALERIE CHANG AND BENJAMIN SEGAL
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Manhattan Fund Portfolio Commentary

The Manhattan Fund produced a positive return but underperformed its benchmark, the Russell Midcap Growth Index, in this reporting period.

During Manhattan Fund's fiscal year 2003, which ended in August, an economic recovery and better equity market performance, particularly among growth and mid-cap stocks, benefited investors in general and our shareholders.

The first half of fiscal year 2003 was buffeted by worries that the economy, having improved from recession-level lows, would "double dip" back into a recession sometime this year. A major concern was that business spending on capital equipment, inventories and new workers would remain flat or trend lower. Consumer spending remained vibrant, but without new job growth, consumers' ability to keep the economy afloat was called into question. Of greater concern was the imminent war in Iraq and the implications of a larger Middle East conflict, as well as the potential use of weapons of mass destruction.

Concerns still linger about the sustainability of the economic recovery due to sluggish job growth, but corporate earnings have dramatically improved since the recession lows of 2001. Over the past two years productivity has reached record levels -- over 5% gains on an annual basis. We believe that recent tax cut legislation, lower interest rates and improved investor psychology, have created a favorable mix for stock investors. Also, after three years of negative equity returns, we believe stock market returns are ripe for improvement.

During economic recoveries, smaller and more highly-leveraged companies tend to outperform, which has proven to be the case during the past twelve months. Mid-cap stocks, as represented by the Russell Midcap Index, have returned 21.9% for the one-year period ending August 2003, compared to a 12.9% return for the broader Russell 1000 Index over the same period. Growth stocks have also outpaced Value stocks, with the Russell Midcap Growth Index returning 30.4% compared to a 16.3% return for the Russell Midcap Value Index during the same one-year period. As the economy improved, so did the technology sector, leading the stock market higher across the board.


--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

                                                        Russell
                    Investor      Trust      Advisor  Midcap(R)
                       Class Class/3a,5/ Class/3b, 6/ Growth/2/ S&P 500/2/
1 Year                18.72%     18.73%       18.27%     30.39%    12.06%
5 Year                 1.38%      1.19%        0.70%      6.44%     2.48%
10 Year                5.29%      5.18%        4.85%      8.84%    10.08%
Life of Fund          12.73%     12.68%       12.54%        N/A    13.59%

Inception Date 03/01/1979/4/ 08/30/1993   09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]




This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

Since 2001, this sector had been the worst performing sector. Other economically sensitive sectors, such as industrials and consumer discretionary, have also outperformed. In the Manhattan Fund, we have concentrated investments in both of these sectors.

In January 2003, when we first took over management of the Manhattan Fund, we positioned the portfolio defensively in high-quality companies as defined by steady earnings growth, strong sales growth, high free cash flow and return on equity, with balance sheets that are relatively unleveraged. We emphasized sectors that we believed were less susceptible to the economic cycle, such as consumer staples and energy. During the first quarter, risk-averse investors flocked toward bond and money market funds, causing the stock market in general to experience heavy losses. Cyclical companies registered among the worst performers among the various industry groups. The stock market hit a low in March and then began to rally, carrying prices higher into August.

We concluded in April that the bear market was over and that the economy was on track for sustainable, albeit slow, growth. Given this strategic shift in our outlook, we took a more aggressive stance with the portfolio. Currently, we believe it is positioned to benefit from a stronger economy with overweight positions in the technology, consumer cyclical and industrial sectors, while maintaining underweight positions in the more defensive consumer staples and utility sectors. Specifically, we are looking for companies that have earnings leverage and will benefit from even a slight uptick in the economy.

We are optimistic that companies will eventually hire more workers as profitability and production increase. We also believe that the Federal Reserve will be slow and cautious in raising interest rates, boosting financial asset returns. In our opinion, the Fed's cautious stance will help the economy remain on a growth path and higher earnings will accrue, lending support to the stock market. Since earnings projections are higher for mid-cap stocks than large-caps and mid-caps are selling at lower multiples, we expect that mid-caps can continue to generate both strong absolute and relative performance in the foreseeable future.

Sincerely,

/s/ Jon D. Bronson

                                JON D. BRORSON
                                  TEAM LEADER

/s/ Kenneth Turek

                               KENNETH J. TUREK
                       PORTFOLIO MANAGER, MID-CAP GROWTH

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Millennium Fund Portfolio Commentary

The Millennium Fund produced a positive return but lagged its benchmark, the Russell 2000 Growth Index, in fiscal year 2003.

During the reporting period, an economic recovery and better equity market performance, particularly among growth and small-cap stocks, benefited investors in general and our shareholders.

The first half of fiscal year 2003 was buffeted by worries that the economy, having improved from recession-level lows, would "double dip" back into a recession sometime this year. A major concern was that business spending on capital equipment, inventories and new workers would remain flat or trend lower. Consumer spending remained vibrant, but without new job growth, consumers' ability to keep the economy afloat was called into question. Of greater concern was the imminent war in Iraq and the implications of a larger Middle East conflict, as well as the potential use of weapons of mass destruction.

Concerns still linger about the sustainability of the economic recovery due to sluggish job growth, but corporate earnings have dramatically improved since the recession lows of 2001. Massive fiscal spending, tax cuts and the Federal Reserve promising a long period of accommodative interest rates have contributed to an upswing in stock prices, which the markets have not experienced in a number of years.

The Millennium Fund has benefited from the strong performance of small-cap stocks. With the Federal Reserve producing vast amounts of liquidity, small-caps' strong performance at the beginning of an economic recovery is not uncommon. Small companies are highly sensitive to a marginal turn in business and earnings, which is why cyclical areas of the small-cap market have benefited the most from recent changes in the economic and investing environment.

On a relative basis, the Millennium Fund underperformed its benchmark, the Russell 2000 Growth Index, for fiscal 2003. This is primarily because companies in which we do not invest --stocks that sell below five dollars, with tiny market capitalizations, no earnings and very questionable prospects -- have registered the greatest stock

--------------------------------------------------------------------------------

Average Annual Total Return/1/

                                                                           Russell
                                                                           2000(R)    Russell
               Investor Class/3b/ Trust Class/3b, 5/ Advisor Class/3b, 6/ Growth/2/ 2000(R)/2/
1 Year                    16.24%             16.31%               16.18%    34.90%     29.08%
Life of Fund               8.76%              8.67%                8.74%     4.06%      8.78%

Inception Date        10/20/1998         11/03/1998           05/03/2002

Comparison of a $10,000 Investment


                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

gains. Many institutional money managers have had difficulty keeping pace with the index due to the rapid pace of performance of the smallest capitalization quintile. Much of the returns in these stocks has been driven by massive short covering by hedge funds. Millennium is hesitant to invest in such companies because of fiduciary, liquidity and process reasons.

In January 2003, when we first took over management of the Millennium Fund, we positioned the portfolio defensively in high-quality companies as defined by steady earnings growth, strong sales growth, high free cash flow and return on equity, with balance sheets that are relatively unleveraged. We emphasized sectors that we believed were less susceptible to the economic cycle, such as consumer staples and energy. During the first quarter, risk-averse investors flocked toward bond and money market funds, causing stocks to experience heavy losses. Cyclical companies registered among the worst performers among the various industry groups. The stock market hit a low in March and then began to rally, carrying prices higher into August.

We concluded in April that the bear market was over and that the economy was on track for sustainable, albeit slow, growth. Given this strategic shift in our outlook, we took a more aggressive stance with the portfolio. Currently, we believe it is positioned to benefit from a stronger economy with overweight positions in the technology, consumer cyclical and industrial sectors, while maintaining underweight positions in the more defensive consumer staples and utility sectors. Specifically, we are looking for companies that have earnings leverage and will benefit from even a slight uptick in the economy.

Longer term we believe that our stock picking will enhance the absolute and relative performance of the Millennium Fund. The market has already begun to transition from a multiple-expansion phase into an earnings-driven phase. As the economy begins to demonstrate sustainable growth, we believe investors will begin to discriminate between companies as their growth prospects and business plans become evident. We spend the majority of our time speaking with company management teams and conducting fundamental research in our efforts to invest shareholders' assets in the best of the best small-cap growth companies, while seeking to achieve attractive long-term returns.

Sincerely,

/s/ Jon D. Bronson

                                JON D. BRORSON
                                  TEAM LEADER

/s/ David A. Burshtan

                               DAVID H. BURSHTAN
                      PORTFOLIO MANAGER, SMALL-CAP GROWTH
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Partners Fund Portfolio Commentary


We are pleased to report that for the full fiscal year, the Partners Fund outperformed its Russell 1000 Value Index benchmark and the Standard & Poor's 500 Index.

Our consumer discretionary sector investments had by far the most favorable impact on absolute and relative returns. Through the year, we were nearly double-weighted in the sector relative to the benchmark index and our holdings performed more than twice as well as the benchmark components. We increased our allocation to consumer cyclical stocks in the third and fourth calendar quarters of 2002 when consumer spending had softened and consumer companies began reporting disappointing numbers, creating what we perceived to be excellent value in the sector. When consumer spending rebounded, holdings such as retailer Best Buy, entertainment content provider Liberty Media Corp., and cruise line Carnival Corp. performed exceptionally well. We believe tax relief and eventually, new job creation, will provide a second wind for the consumer and that selected stocks can continue to make progress. However, we have been taking profits in consumer stocks that have hit our price targets and we remain particularly sensitive to valuations.

The portfolio was materially underweighted in the financials sector, but our holdings outperformed the benchmark component. Industry titans Citigroup and J.P. Morgan Chase were our top performers.

Our largest overweighting was in health care and our selections performed more than four times as well as the benchmark component. Biotechnology company Genzyme, medical laboratory operator Laboratory Corp. of America, and pharmaceuticals distributor Caremark RX were major performance contributors. We believe that investors currently enamored of stocks in more economically sensitive industry groups are overlooking good long-term values in the health care sector.

Shire Pharmaceuticals, an addition to the portfolio this year, is a good example. Adderall XR, Shire's second generation treatment for attention deficit hyperactivity disorder (ADHD) in children, has now been approved for use in people as old as 18. The company expects it to be approved for use by adults, a potentially enormous market, next year.

--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

                                                                     Russell
                                                                      1000(R)     S&P
               Investor Class Trust Class/3a, 5/ Advisor Class/3a, 6/ Value/2/ 500/2/

1 Year                 15.51%            15.34%               15.08%   11.63%  12.06%
5 Year                  3.45%             3.31%                3.00%    5.37%   2.48%
10 Year                 8.64%             8.55%                8.27%   10.50%  10.08%
Life of Fund           14.74%            14.71%               14.60%      N/A  13.48%

Inception Date  01/20/1975/4/        08/30/1993           08/16/1996

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger-cap stocks. They are generally less liquid than larger-cap stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

Shire has several other promising drugs in its pipeline, including a treatment for renal disease, Fosrenol, which is in the final stages of clinical testing. New management is doing a good job cutting costs and improving profit margins. Shire has a strong balance sheet, with $5 per share in net cash, and we believe should be able to grow annual earnings by around 20% over the next several years. It trades at just over 12 times next year's earnings estimates.

Technology was a mixed blessing. We were overweighted in tech and our holdings delivered solid returns, but significantly underperformed the benchmark component. We continue to be highly selective in the tech sector, where many stocks appear to be priced for perfection.

We are not perfect and made some mistakes this year. CIGNA was our biggest during this reporting period. We invested in CIGNA because we thought the company could quickly and successfully change its information technology platform from mainframe to web based, and in the process, reduce costs, provide better service to its customers, and improve profitability. The transition proved problematic, and as CIGNA lost customers to competitors, earnings cratered.

Looking ahead, we are relatively optimistic regarding the economy and stock market. As aforementioned, we think consumer spending will remain reasonably strong. More importantly, we are seeing early indications that corporate America is starting to spend again. Recent Institute of Supply Management (ISM) data are showing expansion in both the manufacturing and services sectors. Excess industrial capacity has started to decline and basic materials prices have been trending higher. We expect GDP growth to be in the 4%-4.5% range in the second half. If the economy grows at this rate, the operating leverage created by recent years' aggressive cost cutting should enhance earnings. We are relatively confident that quality companies in most industry groups will meet third and fourth quarter earnings expectations and we believe that 2004 earnings may be better than consensus estimates.

Consistent with this outlook, we have been increasing our exposure to economically sensitive industry groups such as basic materials and industrials, which performed relatively well in the second half, but in our opinion, still present investment opportunity. However, since value-oriented stock selection is the primary driver of our allocation process, we remain significantly overweighted in health care, in our view the most under-loved and attractively valued sector in the market.

In closing, the economy appears to be on the mend and the stock market has been rather generous. These are not reasons for investors to get careless. We remain committed to intensive research and identifying quality stocks with fundamentally compelling valuations.

Sincerely,

/s/ B. Mullick signature

                                S. BASU MULLICK
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Real Estate Fund Portfolio Commentary


The Neuberger Berman Real Estate Fund outperformed its benchmark, the NAREIT Equity REIT Index, in fiscal year 2003.

The portfolio's superior relative performance to the benchmark index resulted from an overweighting in regional malls, the best performing property sector, and excellent stock selection in nearly all property categories we invested in. For example, in the office sector (our largest weighting), portfolio returns were approximately 50% higher than the benchmark component and exceeded the overall benchmark return by about 1.7%. Similarly, in the underperforming "mixed" property category (office and industrial), our investments beat the benchmark component by more than 3%, approximating the benchmark's total return. We were underweighted in the community shopping center sector, the second best performing sector this year, but once again, stock selection contributed to superior total returns. We were also underweighted in the health care sector, which underperformed the NAREIT benchmark. Unfortunately, however, our stock selections performed poorly, resulting in negative total returns.

After recording a negative total return in the first half of fiscal 2003, Real Estate Investment Trusts (REITs) came roaring back in the second half. We were pleasantly surprised by this strong performance. We had doubted investors would be willing to overlook soft 2003 earnings (-1.0%) resulting from slack demand in most property sectors, and instead focused on what we expect will be a much brighter earnings picture in the year ahead.
We believe the U.S. economy is in the early stages of a sustainable economic recovery that will lead to Gross Domestic Product (GDP) growth in the 4% to 5% range in the second half of calendar 2003. Importantly, business investment is starting to contribute to the economic revival, taking some of the burden off the consumer, who has been single-handedly supporting the economy. Until recently, businesses have been meeting increased demand by achieving greater productivity from their existing resources rather than investing more in their businesses and hiring additional employees. However, recently released economic data indicates the capacity glut is receding and that businesses are once


--------------------------------------------------------------------------------

Average Annual Total Return/1, 9, 11/

               Trust Class/3b/ NAREIT Equity REIT/2/
1 Year                 21.70%                16.46%
Life of Fund           14.76%                10.80%

Inception Date     05/01/2002

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

again starting to spend. We believe this foreshadows increased capital spending and new job creation in the quarters ahead.
We expect commercial real estate fundamentals to improve significantly over the next twelve months. Supply growth, as measured by new permits and construction starts as a percentage of existing supply, is decelerating and the level of commercial real estate supply growth for most property sectors will be below long-term averages for the next 12-18 months. We expect demand, which has been anemic for many property sectors, to improve substantially as the economy gains momentum. Increasing demand would translate into accelerating earnings growth that would more than justify current REIT valuations.

If the economic recovery unfolds as we anticipate, hotel, apartment, and industrial REITs should be among the first property sectors to benefit. Hotel REITs appear particularly attractive. Construction activity has been at historically low levels for three years. More importantly, the significant operating leverage created by recent years' cost cutting would be magnified in earnings if the business traveler takes to the road again and occupancy rates and revenues rise. We expect the apartment sector, which has suffered through the housing boom, to rebound as rising mortgage rates price more people out of the new housing market. Industrial REITs (warehouses) would benefit if businesses rebuild inventories after an extended inventory liquidation cycle.

The regional mall sector has performed exceptionally well over the last three years, a reflection of the strength and endurance of the American consumer. Although valuations in the regional mall category are not as attractive as other property sectors, we think the consumer spending spree will be extended as a result of tax relief, more Americans going back to work, and ongoing price competition in the retail industry. If consumer spending remains at or near present levels, regional mall REIT earnings growth should support current valuations.

After REITs' exceptional absolute and relative performance in recent years, valuations are in the mid to upper end of historical ranges. While REITs no longer appear "cheap," we think they are reasonably priced relative to asset values and what we believe are improving earnings prospects. While past performance is no guarantee of future results, we note once again that historically, diversified portfolios with an allocation to REITs have produced returns similar or superior to portfolios without REITs, but with significantly less volatility. We think that is an attractive proposition for prudent investors.

Sincerely,
/s/ Steven R. Brown

                                STEVEN R. BROWN
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Regency Fund Portfolio Commentary

The Regency Fund underperformed its benchmark, the Russell Midcap Value Index, in fiscal year 2003.

Our consumer discretionary and energy sector investments had among the most favorable impacts on relative returns. With consumers being primary beneficiaries of monetary and fiscal stimulus over the last twelve months, we believe consumer spending will remain reasonably strong, and that selected consumer stocks can continue to make progress. In our opinion, auto parts companies are among the cheapest stocks in the consumer discretionary sector, primarily due to investor concern that the Big Three automakers' aggressive rebates and 0% financing will diminish future demand. All the folks taking advantage of today's great deals aren't likely to be buying another car next year. Declining auto sales would be devastating to the Big Three, which have high fixed costs and thin profit margins. We believe it would only have a modestly negative impact on our automotive investments, however, because they have variable cost structures that should help preserve profits.

Although energy stocks have performed relatively well, we believe the fundamentals remain compelling. Investors appear reluctant to own these stocks, because conventional wisdom dictates that with the Venezuelan general strike now history and Iraqi oil flow possibly opening up, oil and natural gas prices will come tumbling down. Although it hasn't happened yet, we could see energy prices retreat over the short-term. However, over the long-term, favorable supply/demand dynamics should support energy prices at levels that will allow successful exploration and production companies to continue to grow profits.

Our financial, industrial, and health care sector investments restrained our performance relative to the benchmark index. In the case of the financials, investors appear to be accepting the common misperception that rising interest rates are bad for all financial companies. Higher interest rates aren't likely to hurt property and casualty insurers, which are still enjoying favorable business conditions, better pricing, and strong profit growth. Higher interest rates should actually help regional banks. With most commercial and home equity loans tied

--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

                                               Russell
                 Investor                    Midcap(R)     Russell
                Class/3b/ Trust Class/3b, 5/  Value/2/ Midcap(R)/2/
1 Year             14.74%            14.83%     16.25%      21.92%
Life of Fund        9.57%             9.58%      5.35%       4.01%

Inception Date 06/01/1999        06/10/1999

Comparison of a $10,000 Investment


                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003

to the prime rate and adjusted monthly, the value of regional banks' assets declined as interest rates fell and their cost of capital for most deposits remained fixed. Now that interest rates are trending higher and commercial and home equity loan rates are being adjusted upward, profit margins are improving. We believe this will be reflected in better than generally expected third and fourth quarter earnings.

In the industrials sector, investors gravitated to the ugly ducklings that might turn into swans if the economy improves significantly. The kind of high quality, "steady Eddie" industrials we favor moved higher, but failed to keep pace with lower quality, more speculative issues.

With the exception of biotechnology, the health care sector didn't excite anyone when the market took off in the second quarter. While investors overlook this sector, we continue to find what we believe are great values, as reflected in the portfolio's substantial overweighting in health care. All our health care services holdings have healthy balance sheets, stable cash flows, enviable returns on equity, and respectable growth prospects -- the fundamental characteristics we believe will translate into attractive long-term returns.

Our technology investments generated excellent absolute and relative returns for full-year fiscal 2003. However, for valuation reasons we took profits in many of our big winners in the first and second quarters, and at the close of this reporting period, we were significantly underweighted in tech. In our opinion, the big run-up in tech stocks has already more than fully discounted the degree of fundamental improvement likely to occur even if the economy comes back strong. We think third and fourth quarter tech stock earnings are likely to fall short of unrealistically high expectations and that the tech stock rally could become a tech stock rout.

Looking ahead, although the current economic data is not conclusive, fiscal and monetary stimulus appears finally to be providing some traction for the economy. Just how strong and sustainable the recovery will be is still in question. We are more concerned with the prospects for the stock market, however. If the economy recovers, inflationary pressures may push interest rates up and today's high valuation multiples lower, limiting stock returns.

Whatever the future brings, we believe the Regency Fund's fundamental characteristics --seeking above-market average return on equity and earnings growth, combined with below-market average valuation -- can continue to generate satisfactory risk adjusted long-term returns.

Sincerely,

/s/ Andrew B. Wellington

                             ANDREW B. WELLINGTON
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Socially Responsive Fund Portfolio Commentary

We are pleased to report that the Neuberger Berman Socially Responsive Fund outperformed its Standard & Poor's 500 and Russell 1000 Value Index benchmarks in this reporting period.

The swift conclusion of the first phase of the military campaign in Iraq, another Federal Reserve rate cut, and meaningful tax relief put consumers, business leaders, and investors in a better frame of mind in the second half of fiscal 2003. Encouraged by a rebound in consumer spending and signs that businesses were finally loosening their purse strings, investors bid up stocks and all the leading market indices closed the period with strong gains.

Stock selection deserves most of the credit for our portfolio's superior relative performance this year. Our holdings outperformed S&P 500 sector components in seven of the ten categories, and in six of these seven sectors by substantial margins.

We were overweighted in financial stocks compared to the S&P 500, and the excellent performance of investments such as MBNA, Citigroup, and Lehman Brothers Holdings, helped us more than double the return from the S&P 500's financials sector component. We were able to accumulate all these stocks at valuation discounts resulting from investors' concern over credit quality and liquidity in the financial system, and at the time, what appeared to be bleak prospects for the stock market.

Led by top-ten performers Synopsys, National Instruments, Teradyne, and Dell, our technology sector holdings had the most favorable impact on absolute returns. The success of these investments is a reflection of our tech sector strategy of focusing on profitable companies that dominate their respective industry niches, appear to us to have favorable secular growth prospects, offer strong employee-based incentive programs, and a track record of gaining market share from their competitors.

Strong returns from media companies such as Liberty Media Group and Comcast helped our consumer discretionary holdings outperform. We were able to add to our position in Liberty Media stock quite cheaply when the stock came under pressure due to soft advertising spending in the weak economy, and Comcast became an apparent bargain when investors were disgruntled with its large acquisition of AT&T's cable television properties.

--------------------------------------------------------------------------------

Average Annual Total Return/1, 9/

                                               Russell
                 Investor                      1000(R)
                Class/3a/ Trust Class/3a,/ /5/ Value/2/ S&P 500/2/
1 Year             20.79%            20.45%     11.63%     12.06%
5 Year              6.58%             6.30%      5.37%      2.48%
Life of Fund        9.84%             9.68%     10.94%     10.37%

Inception Date 03/16/1994        03/03/1997

Comparison of a $10,000 Investment

                                    [CHART]



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2003


We were underweighted in health care, versus the S&P 500 and not one of our holdings in this sector made our top-ten performance list. Collectively, however, they produced returns five times better than the health care stocks in the S&P 500. Although we remain under-weighted in health care, we are seeing some high quality companies in this sector drift down into our buy range.

Consumer staples is the one sector in which we significantly underperformed due to sharp declines in Pepsi Bottling, whose earnings were hurt by the extremely cold winters in the Northeast and Midwest, and Albertsons, a supermarket company that is being hurt by increased competition in some of its major markets.

As is our custom, we will detail a current portfolio holding that demonstrates our investment discipline and our quest for outstanding corporate citizens. Manpower is the global leader in the temporary help business. According to the Bureau of Labor Statistics, in 1999, temporary help accounted for 2.6% of all the jobs in America. As of August 2003, that figure is just 1.8%. So, temporary help has been hit harder than full time employment in the struggling economy. We think it will recover more rapidly when the economy regains momentum, and in fact, we are already seeing a pick up in temporary help hiring. Although temporary help is a cyclical business, there are positive secular trends as well, most notably in Europe and Japan where governments' restrictive labor policies are finally being addressed. Companies here and abroad now recognize the advantages of variable cost structures, and hiring more temporary employees helps reduce fixed labor costs. Manpower gets high socially responsive grades for its programs to train and place disadvantaged people in the workforce. It also offers benefits to its temporary employees, which helps Manpower attract talented workers, thus providing them an edge over their competition.

Looking ahead, while challenges remain, we are relatively optimistic regarding the prospects for the economy and the stock market. We believe the economic recovery of the early 1990s may be a model for what will happen in the year ahead. In the early 90s, there was a great deal of skepticism that the economy would be able to regain momentum, but increased technology-driven capital spending helped put it back on its feet. There is a similar degree of skepticism today, but we believe that selected technology spending, particularly in the digital communications area, will once again play a role in reinvigorating the economy. Although stocks don't appear cheap based on trailing earnings, if as we anticipate, earnings accelerate in the year ahead, the market is reasonably priced.

In closing, we are pleased with the Fund's absolute and relative performance this year and confident that our research-based process and our focus on high quality socially responsive companies with attractive growth and value characteristics will continue to reward shareholders.

Sincerely,

/s/ J. Prindle signature

/s/ A. Moretti signature

                       JANET PRINDLE AND ARTHUR MORETTI
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Endnotes


               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks "the Fund" with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                               NEUBERGER BERMAN AUGUST 31, 2003

Glossary of Indices

                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The smallest company's market capitalization is roughly $117 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Microsoft Corp.  4.8

                             2  General Electric 4.6

                             3  Intel Corp.      3.9

                             4  Pfizer Inc.      3.4

                             5  Wal-Mart Stores  3.1

                             6  Cisco Systems    2.8

                             7  Amgen Inc.       2.5

                             8  Home Depot       2.4

                             9  Medtronic, Inc.  2.3

                            10  Lowe's Cos.      2.1

--------------------------------------------------------------------------------


               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (100.3%)

               Aerospace (2.6%)
                4,800 Lockheed Martin                 $   246
                2,400 United Technologies                 192
                                                      -------
                                                          438

               Banking (3.0%)
                2,100 Bank of America                     166
                3,100 Fifth Third Bancorp                 182
                3,300 Wells Fargo                         166
                                                      -------
                                                          514

               Biotechnology (4.1%)
                6,400 Amgen Inc.                         422 *
                5,700 Genzyme Corp.                      269 *
                                                      -------
                                                          691

               Business Services (1.2%)
                3,200 United Parcel Service               201

               Business Services--IT Business
               Services (1.4%)
                8,250 SunGard Data Systems               233 *

               Chemicals (1.0%)
                6,500 Ecolab Inc.                         168

               Communications Equipment (2.8%)
               25,025 Cisco Systems                      479 *

               Computer Related (0.8%)
                5,700 Network Appliance                  128 *

               Consumer Staples (2.0%)
                3,000 Clorox Co.                          129
                2,500 Procter & Gamble                    218
                                                      -------
                                                          347

               Diversified (1.5%)
                4,800 iShares Russell 2000 Growth
                       Index Fund                         260

               Electrical & Electronics (1.0%)
                6,700 Molex Inc.                          170

               Financial Services (4.8%)
                4,500 American Express                    202
                2,300 Bear Stearns                        161
                4,800 Citigroup Inc.                      208
               10,700 MBNA Corp.                          250
                                                      -------
                                                          821
              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Food & Beverage (3.6%)
               2,100 Anheuser-Busch                    $   108
               3,900 Coca-Cola                             170
               7,450 PepsiCo, Inc.                         332
                                                       -------
                                                           610

              Hardware (4.1%)
               7,600 Dell Inc.                            248 *
               2,800 IBM                                   229
               9,900 Seagate Technology                    228
                                                       -------
                                                           705

              Health Products & Services (9.2%)
               3,300 Anthem, Inc.                         241 *
               2,700 Express Scripts                      175 *
               7,800 Medtronic, Inc.                       387
               5,000 Patterson Dental                     272 *
               2,400 Stryker Corp.                         182
               3,400 UnitedHealth Group                    168
               2,650 Zimmer Holdings                      137 *
                                                       -------
                                                         1,562

              Home Builders (1.7%)
               4,250 Lennar Corp.                          286

              Industrial (1.4%)
               5,900 Fastenal Co.                          239

              Insurance (0.9%)
               2,600 MBIA, Inc.                            147

              Internet (1.4%)
               7,000 Yahoo! Inc.                          234 *

              Machinery & Equipment (1.6%)
               3,600 Danaher Corp.                         278

              Manufacturing (5.4%)
               1,000 3M Co.                                142
              26,300 General Electric                      778
                                                       -------
                                                           920

              Media (2.5%)
               3,450 Comcast Corp. Class A Special         98 *
               7,400 Viacom Inc. Class B                   333
                                                       -------
                                                           431

              Oil & Gas (1.6%)
               5,500 Burlington Resources                  266

              Pharmaceutical (10.4%)
               3,000 Eli Lilly                             199
               4,800 Forest Laboratories                   226
               6,554 Johnson & Johnson                     325
               4,600 Merck & Co.                           231

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Century Fund cont'd


                  Number of Shares             Market Value/+/
                                               (000's omitted)
                  19,225 Pfizer Inc.               $   575
                   4,800 Wyeth                         206
                                                   -------
                                                     1,762

                  Retail (11.0%)
                   6,900 Abercrombie & Fitch          210 *
                   5,600 Bed Bath & Beyond            241 *
                   2,500 Best Buy                     130 *
                  12,800 Home Depot                    412
                   6,400 Lowe's Cos.                   351
                   8,900 Wal-Mart Stores               526
                                                   -------
                                                     1,870

                  Semiconductors (9.0%)
                  10,000 Applied Materials            216 *
                   8,000 Broadcom Corp.               219 *
                  23,200 Intel Corp.                   664
                   6,700 Linear Technology             276
                   6,800 Texas Instruments             162
                                                   -------
                                                     1,537

                  Software (9.0%)
                   4,900 Adobe Systems                 190
                   1,600 Electronic Arts              143 *
                  30,800 Microsoft Corp.               817
                  14,700 Oracle Corp.                 188 *
                   5,300 VERITAS Software             183 *
                                                   -------
                                                     1,521

                  Telecommunications (1.3%)
                  11,500 Nextel Communications        222 *

                  Total Common Stocks
                  (Cost $15,527)                    17,040
                                                   -------
                  Principal Amount              Market Value/+/
                                                (000's omitted)

                  Short-Term Investments (0.3%)
                  $52,487  Neuberger Berman
                            Institutional Cash
                            Fund Trust Class
                            (Cost $52)              $    52/#@/
                                                    -------

                  Total Investments (100.6%)
                  (Cost $15,579)                     17,092/##/
                  Liabilities, less cash,
                   receivables and other assets
                   [(0.6%)]                             (95)
                                                    -------

                  Total Net Assets (100.0%)         $16,997
                                                    -------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  K-V
                               Pharmaceutical    2.9

                            2  G & K Services    2.6

                            3  Landstar System   2.3

                            4  Pulitzer Inc.     2.3

                            5  Young
                               Innovations       2.3

                            6  HCC Insurance
                               Holdings          2.2

                            7  Zebra
                               Technologies      2.2

                            8  Emmis
                               Communications    2.0

                            9  Strayer Education 1.9

                           10  DENTSPLY
                               International     1.9

--------------------------------------------------------------------------------


            Number of Shares                      Market Value/+/
                                                  (000's omitted)

            Common Stocks (86.6%)

            Auto/Truck Replacement Parts (0.6%)
             51,200 American Axle & Manufacturing
                     Holdings                        $  1,664*

            Banking & Financial (1.8%)
            143,230 Boston Private Financial
                     Holdings                           3,343/(S)/
             55,600 Wintrust Financial                  1,966/(S)/
                                                     --------
                                                        5,309

            Biotechnology (1.1%)
             94,300 Techne Corp.                        3,163*

            Business Services (3.6%)
            228,200 G & K Services                      7,542
            122,200 Watson Wyatt & Co.                  2,824*
                                                     --------
                                                       10,366

            Commercial Services (4.3%)
            152,900 Modine Manufacturing                3,777
            117,200 National Processing                 2,424*
            345,800 OM Group                            4,661/(S)/
            102,700 Steiner Leisure                     1,797*/(S)/
                                                     --------
                                                       12,659

            Consumer Cyclical--Leisure & Consumer
            Services (1.0%)
             59,700 Winnebago Industries                2,940/(S)/

            Consumer Products & Services (10.2%)
            175,700 Blyth, Inc.                         4,934
            214,800 Central Parking                     3,265/(S)/
            195,000 Plantronics, Inc.                   4,928*/(S)/
            151,300 Snap-on                             4,463
            139,700 Spartech Corp.                      2,976
             59,300 Strayer Education                   5,663
            115,310 Tootsie Roll Industries             3,498
                                                     --------
                                                       29,727

            Distributor (4.7%)
            225,900 D & K Healthcare Resources          3,484
            214,800 MSC Industrial Direct               4,678
            143,300 ScanSource, Inc.                    5,444/(S)/
                                                     --------
                                                       13,606

            Entertainment (1.7%)
            120,800 International Speedway              4,844

            Financial Services (7.6%)
             36,000 FactSet Research Systems            1,748/(S)/
             87,100 Financial Federal                   2,799*/(S)/
             65,600 Greater Bay Bancorp                 1,349/(S)/
            220,800 HCC Insurance Holdings              6,465/(S)/
            107,500 ITLA Capital                       4,838 *
              Number of Shares                   Market Value/+/
                                                 (000's omitted)
              150,800 LaBranche & Co.               $  2,629/(S)/
              124,700 W.P. Stewart & Co.               2,449/(S)/
                                                    --------
                                                      22,277

              Health Care (2.0%)
              115,300 Apria Healthcare Group           2,986*
               84,000 Charles River Laboratories
                       International                   3,003*
                                                    --------
                                                       5,989

              Health Products & Services (11.1%)
              125,750 DENTSPLY International           5,501
              429,700 Hooper Holmes                    2,918
              261,400 K-V Pharmaceutical               8,535*
              107,500 Landauer, Inc.                   3,946
              214,800 STERIS Corp.                     5,031*
              230,400 Young Innovations                6,566
                                                    --------
                                                      32,497

              Insurance (1.6%)
               82,200 Direct General                   2,096*
               78,000 RLI Corp.                        2,571
                                                    --------
                                                       4,667

              Machinery & Equipment (7.1%)
              136,600 IDEX Corp.                       5,297
              120,900 Lindsay Manufacturing            2,672
              196,500 Manitowoc Co.                    5,021
              135,000 Regal-Beloit                     3,054
              201,600 Robbins & Myers                  4,582
                                                    --------
                                                      20,626

              Oil & Gas (2.4%)
               68,100 CARBO Ceramics                   2,639
              140,800 Offshore Logistics               3,007*
               53,500 Universal Compression
                       Holdings                        1,232*
                                                    --------
                                                       6,878

              Publishing & Broadcasting (10.9%)
              272,700 Emmis Communications             5,849*
              268,600 Journal Register                 4,816*
              108,500 Lee Enterprises                  4,258
               86,000 McClatchy Co.                    5,136
              103,700 Meredith Corp.                   4,918
              131,400 Pulitzer Inc.                    6,747
                                                    --------
                                                      31,724

              Real Estate (1.3%)
               46,200 Beazer Homes USA                 3,840*/(S)/

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Fasciano Fund cont'd

                  Number of Shares            Market Value/+/
                                              (000's omitted)

                  Restaurants (3.8%)
                   63,400 CEC Entertainment      $ 2,487 *
                  174,100 Ruby Tuesday             3,964 /(S)/
                  322,300 Steak n Shake            4,657 *
                                                 --------
                                                   11,108

                  Retail (1.4%)
                   41,450 RC2 Corp.                  709 *
                   94,800 Regis Corp.               3,279
                                                 --------
                                                    3,988

                  Technology (3.0%)
                  197,890 Methode Electronics
                           Class A                  2,374
                  117,750 Zebra Technologies        6,314
                                                 --------
                                                    8,688

                  Transportation (3.1%)
                   93,730 Heartland Express         2,395
                  109,400 Landstar System          6,751 *
                                                 --------
                                                    9,146

                  Waste Management (2.3%)
                   85,900 Stericycle, Inc.         4,122 *
                   70,700 Waste Connections        2,491 *
                                                 --------
                                                    6,613

                  Total Common Stocks
                  (Cost $199,955)                 252,319
                                                 --------
               Principal Amount                   Market Value/+/
                                                  (000's omitted)

               Short-Term Investments (25.4%)
               $36,646,100 N&B Securities Lending
                            Quality Fund, LLC        $ 36,646
                37,380,432 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class          37,380 /@/
                                                     --------

               Total Short-Term Investments
               (Cost $74,026)                          74,026/#/
                                                     --------

               Total Investments (112.0%)
               (Cost $273,981)                        326,345/##/
               Liabilities, less cash,
                receivables and other assets
                [(12.0%)]                             (34,845)
                                                     --------

               Total Net Assets (100.0%)             $291,500
                                                     --------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Capital One
                                Financial      14.8

                             2  Citigroup Inc. 10.2

                             3  International
                                Rectifier       9.0

                             4  Merrill Lynch   5.9

                             5  J.P. Morgan
                                Chase           5.2

                             6  Furniture
                                Brands
                                International   5.1

                             7  Flextronics
                                International   4.9

                             8  Amkor
                                Technology      4.8

                             9  Lehman
                                Brothers
                                Holdings        4.2

                            10  TJX Cos.        4.2

--------------------------------------------------------------------------------


          Number of Shares                           Market Value/+/
                                                     (000's omitted)

          Common Stocks (96.4%)

          Consumer Goods & Services (1.3%)
            619,600 MemberWorks Inc.              $  22,368 */++/

          Financial Services (48.4%)
          4,605,000 Capital One Financial            245,907
          3,886,000 Citigroup Inc.                   168,458
            710,000 Fannie Mae                        46,001
          1,590,000 FleetBoston Financial             47,048
          2,540,000 J.P. Morgan Chase                 86,919
          1,060,000 Lehman Brothers Holdings          69,674
          1,830,000 Merrill Lynch                     98,417
            100,000 Morgan Stanley                     4,879
          2,480,000 Providian Financial              25,420 *
            500,000 Travelers Property Casualty
                     Class A                           7,695
            240,000 Travelers Property Casualty
                     Class B                           3,718
                                                  ----------
                                                     804,136

          Retail (12.2%)
          2,930,000 Furniture Brands
                     International                   83,945 */++/
            759,600 Neiman Marcus Group
                     Class B                         29,662 *
            830,000 Select Comfort                   19,331 *
          3,190,000 TJX Cos.                          69,095
                                                  ----------
                                                     202,033

          Technology (34.5%)
          2,500,000 Advanced Micro Devices           28,225 */(S)/
          3,500,000 Agere Systems Class A            10,570 */(S)/
          1,750,000 Agere Systems Class B             4,988 *
            750,000 Amdocs Ltd.                      16,785 *
          4,550,000 Amkor Technology                 79,989 *
          2,900,000 Celestica Inc.                   50,895 *
          5,980,000 Flextronics International        80,670 *
          3,587,700 International Rectifier          149,212*/(S)//++/
          2,070,000 Jabil Circuit                    58,270 *
          1,000,000 Nokia Corp. ADR                   16,290
          8,900,000 Nortel Networks                  28,925 */(S)/
            800,000 NVIDIA Corp.                     14,528 *
            982,300 Tech Data                        32,760 *
                                                  ----------
                                                     572,107

          Total Common Stocks
          (Cost $1,129,955)                        1,600,644
                                                  ----------
              Principal Amount                   Market Value/+/
                                                 (000's omitted)

              Short-Term Investments (6.7%)
              $63,343,000 N&B Securities Lending
                           Quality Fund, LLC       $   63,343
               47,255,219 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            47,255/@/
                                                   ----------

              Total Short-Term Investments
              (Cost $110,598)                         110,598/#/
                                                   ----------

              Total Investments (103.1%)
              (Cost $1,240,553)                     1,711,242/##/
              Liabilities, less cash,
               receivables and other assets
               [(3.1%)]                               (51,295)
                                                   ----------

              Total Net Assets (100.0%)            $1,659,947
                                                   ----------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Zebra
                                Technologies    2.6

                             2  AptarGroup Inc. 2.6

                             3  Church & Dwight 2.4

                             4  Mentor Corp.    2.0

                             5  Henry Schein    2.0

                             6  Alberto-Culver
                                Class A         2.0

                             7  Fair Isaac      1.9

                             8  IDEXX
                                Laboratories    1.8

                             9  Moore Wallace   1.8

                            10  United Defense
                                Industries      1.8

--------------------------------------------------------------------------------

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Common Stocks (95.4%)

            Aerospace (0.1%)
              248,750 Ducommun Inc.             $    4,226*

            Automotive (1.8%)
            1,259,100 Donaldson Co.                 69,124/(S)/
              568,700 Gentex Corp.                  21,332/(S)/
                                                ----------
                                                    90,456

            Banking (0.6%)
              280,100 Alabama National              14,187
              173,200 First Community Bancorp        5,898
              603,770 Prosperity Bancshares         12,679
                                                ----------
                                                    32,764

            Banking & Financial (11.2%)
            1,068,500 Bank of Hawaii                36,222
            2,158,400 Banknorth Group               60,651
              595,626 BOK Financial                 23,599
            1,254,200 Colonial BancGroup            18,374
            1,565,900 Cullen/Frost Bankers          59,614
            1,460,600 East West Bancorp             64,792/++/
            2,535,150 First Niagara Financial
                       Group                        38,103
              246,500 M&T Bank                      20,765
            2,046,353 New York Community
                       Bancorp                      62,946/(S)/
              793,650 OceanFirst Financial          20,325/++/
            1,978,400 Provident Financial
                       Services                     40,023
            1,547,962 Sterling Bancshares           19,334/(S)/
              667,368 Texas Regional
                       Bancshares                   22,490
            1,207,500 TierOne Corp.                 26,867*/(S)//++/
              802,100 Webster Financial             31,242
              788,400 Westamerica Bancorp           34,753
                                                ----------
                                                   580,100

            Building, Construction & Furnishing (1.6%)
              726,100 ABM Industries                11,363
            1,521,800 Simpson Manufacturing         72,438*/++/
                                                ----------
                                                    83,801

            Business Services (1.2%)
            1,938,000 Harte-Hanks                   36,822
            1,008,100 West Corp.                   25,001 *
                                                ----------
                                                    61,823

            Consumer Products & Services (7.2%)
            1,811,900 Alberto-Culver Class A       100,705
              390,000 Alberto-Culver Class B        22,261/(S)/
              711,700 Blyth, Inc.                   19,984
            3,816,200 Church & Dwight              121,928/++/
          Number of Shares                           Market Value/+/
                                                     (000's omitted)
             97,000 Dial Corp.                    $    1,964
            939,400 Lancaster Colony                  37,360
          1,765,800 Matthews International            46,988/++/
            798,300 Ruddick Corp.                     13,244
            475,500 The First Years                    6,186/++/
                                                  ----------
                                                     370,620

          Defense (3.7%)
          1,148,162 Alliant Techsystems               58,487*
          1,400,350 Engineered Support
                     Systems                          82,145/(S)//++/
          2,092,100 ManTech International             47,763*/(S)//++/
                                                  ----------
                                                     188,395

          Diagnostic Equipment (0.8%)
            521,251 Biosite Inc.                      24,186*/(S)/
          1,238,000 Cytyc Corp.                       16,193*
                                                  ----------
                                                      40,379

          Energy (2.8%)
            278,725 Apache Corp.                      19,226/(S)/
            597,300 Cabot Oil & Gas                   16,097
             25,016 Cross Timbers Royalty Trust          559
          1,078,290 Swift Energy                      13,910*
          1,209,500 Unit Corp.                        26,077*
          3,380,600 XTO Energy                        70,959
                                                  ----------
                                                     146,828

          Financial Technology (1.9%)
          1,663,625 Fair Isaac                        97,488/(S)/

          Food & Beverage (0.0%)
             51,400 Cott Corp.                        1,195 *

          Health Care (17.3%)
          2,219,300 Charles River Laboratories
                    International                     79,340*/(S)/
            579,600 Datascope Corp.                   17,214
          1,938,100 DENTSPLY International            84,792
            442,600 Diagnostic Products               16,775
          1,977,600 Haemonetics Corp.                 41,945*/(S)//++/
          1,807,300 Henry Schein                     104,498*
          2,189,900 IDEXX Laboratories                91,122*/(S)//++/
          1,966,700 K-V Pharmaceutical                64,213*/(S)//++/
          4,526,000 Mentor Corp.                     104,596/++/
          1,609,200 Patterson Dental                  87,524*/(S)/
          1,166,600 Renal Care Group                  42,359*/(S)/
            725,000 Respironics, Inc.                 30,204*
          1,165,000 Taro Pharmaceutical
                     Industries                       62,898*
          1,362,300 Universal Health Services
                    Class B                           67,815*/(S)/
                                                  ----------
                                                     895,295

Schedule of Investments Genesis Fund cont'd

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Industrial & Commercial Products (6.8%)
              969,700 Brady Corp.                   $   34,541
            1,095,800 Dionex Corp.                      42,933*/++/
              561,200 IDEX Corp.                        21,763
              603,300 Kaydon Corp.                      15,511/(S)/
              652,819 Mohawk Industries                 47,630*/(S)/
            6,408,703 Moore Wallace                     90,683*/(S)/
              700,000 Mueller Industries                20,216*
            1,233,800 Roper Industries                  52,659/(S)/
              720,000 Snap-on                           21,240
              338,350 Woodhead Industries                5,028
                                                    ----------
                                                       352,204

            Insurance (4.1%)
              537,000 Arthur J. Gallagher               14,499
              973,700 Axis Capital Holdings             23,904
            1,216,500 Brown & Brown                     37,712
            1,206,907 Erie Indemnity                    49,157/(S)/
              974,800 HCC Insurance Holdings            28,542/(S)/
              267,500 PartnerRe Ltd.                    13,364/(S)/
            1,340,625 W. R. Berkley                     44,348
                                                    ----------
                                                       211,526

            Intermediates (0.6%)
            1,202,700 Delta & Pine Land                 29,947

            Medical Equipment (0.8%)
              908,500 Techne Corp.                      30,471*
              393,200 Vital Signs                       10,817
                                                    ----------
                                                        41,288

            Office Equipment (1.4%)
            1,758,000 United Stationers                 71,445*/++/

            Oil & Gas (0.4%)
              810,200 St. Mary Land & Exploration       22,929

            Oil Services (6.3%)
            1,621,800 Cal Dive International            34,301*/(S)/
            1,199,380 Cimarex Energy                    26,087*
              949,000 Helmerich & Payne                 27,758/(S)/
              828,900 Nabors Industries                 33,280*
            3,237,077 National-Oilwell                  63,382*
              818,400 Oceaneering International         20,116*
              776,600 Offshore Logistics                16,588*
              848,200 Patterson-UTI Energy              25,310*
              467,300 Pride International                7,986*/(S)/
            1,185,000 Smith International               46,322*/(S)/
            1,322,000 Varco International               22,805*
                                                    ----------
                                                       323,935
         Number of Shares                             Market Value/+/
                                                      (000's omitted)

         Packing & Containers (2.7%)
         3,428,600 AptarGroup Inc.                 $  134,264/++/
            70,300 CLARCOR Inc.                         3,012
                                                   ----------
                                                      137,276

         Publishing & Broadcasting (2.5%)
         1,805,900 R.H. Donnelley                      74,764*/++/
         1,873,200 Valassis Communications             55,035*/(S)/
                                                   ----------
                                                      129,799

         Restaurants (3.8%)
           732,975 Brinker International               25,068*/(S)/
         2,046,300 CEC Entertainment                   80,256*/(S)//++/
         1,453,100 Credence Systems                    16,696*/(S)/
         1,143,400 IHOP Corp.                          40,293/(S)//++/
         1,557,500 Ruby Tuesday                        35,464/(S)/
                                                   ----------
                                                      197,777

         Retail Stores (0.4%)
           936,100 Pier 1 Imports                      19,256

         Retailing (3.4%)
           443,300 Claire's Stores                     15,316
           270,000 Dress Barn                           3,483*
         1,616,900 Hancock Fabrics                     27,520/++/
         1,343,500 Linens 'n Things                    38,827*
         1,248,800 Michaels Stores                     56,758
           939,300 Russ Berrie                         33,918
                                                   ----------
                                                      175,822

         Technology (8.7%)
         1,155,800 Black Box                           54,438/(S)//++/
           272,000 CACI International                  12,134
           826,400 Concerto Software                    7,322*/++/
         3,490,400 Electronics for Imaging             74,764*/(S)//++/
           738,700 InVision Technologies               18,586*/(S)/
           680,500 MICROS Systems                      24,886*
         1,880,100 Titan Corp.                         30,232*
         3,199,700 United Defense Industries           90,552*/(S)//++/
         2,527,200 Zebra Technologies                 135,508/++/
                                                   ----------
                                                      448,422

         Technology--Semiconductor
         (3.3%)
         1,618,000 Actel Corp.                         47,391*/(S)//++/
         1,206,700 Cognex Corp.                        36,997
           531,200 Electro Scientific Industries      10,778 *

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Genesis Fund cont'd

            Number of Shares                       Market Value/+/
                                                   (000's omitted)
               1,138,400 Novellus Systems           $   45,491*/(S)/
                 790,500 Varian Semiconductor
                          Equipment                     32,071*
                                                    ----------
                                                       172,728

            Total Common Stocks
            (Cost $3,518,036)                        4,927,724
                                                    ----------

            Principal Amount

            Short-Term Investments (12.1%)
            $384,934,700 N&B Securities Lending
                          Quality Fund, LLC            384,935
             237,533,509 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                  237,533/@/
                                                    ----------

            Total Short-Term Investments
            (Cost $622,468)                            622,468/#/
                                                    ----------

            Total Investments (107.5%)
            (Cost $4,140,504)                        5,550,192/##/
            Liabilities, less cash,
             receivables and other assets
             [(7.5%)]                                 (386,946)
                                                    ----------

            Total Net Assets (100.0%)               $5,163,246
                                                    ----------

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Liberty Media  4.8

                              2  Synopsys, Inc. 4.0

                              3  L-3
                                 Communications
                                 Holdings       3.6

                              4  Teradyne, Inc. 3.6

                              5  UnitedHealth
                                 Group          3.3

                              6  Newfield
                                 Exploration    3.3

                              7  Danaher Corp.  3.2

                              8  Equity
                                 Residential    3.1

                              9  Waste
                                 Management     3.0

                             10  Dell Inc.      2.9

--------------------------------------------------------------------------------

               Number of Shares                Market Value/+/
                                               (000's omitted)

               Common Stocks (96.9%)

               Banking & Financial (7.7%)
                 591,800 Fifth Third Bancorp      $  34,680
               1,800,600 MBNA Corp.                  42,026
               1,054,500 State Street                46,345
                                                  ---------
                                                    123,051

               Consumer Cyclicals (5.2%)
               1,869,500 Mattel Inc.                 36,119
               1,146,100 Target Corp.                46,531
                                                  ---------
                                                     82,650

               Defense (3.6%)
               1,141,600 L-3 Communications
                          Holdings                   58,324*/(S)/

               Diversified (3.2%)
                 660,100 Danaher Corp.               50,993/(S)/

               Energy (2.0%)
                 785,100 BP PLC ADR                  32,754/(S)/

               Financial Services (6.6%)
                 486,100 Ambac Financial Group       31,557/(S)/
                 769,964 Citigroup Inc.              33,378/(S)/
                 459,700 Goldman Sachs               40,679/(S)/
                                                  ---------
                                                    105,614

               Food & Beverage (1.3%)
                 881,300 Pepsi Bottling Group        21,257

               Gas (2.8%)
                 705,800 Praxair, Inc.               45,044

               Health Products & Services (5.9%)
                 671,400 Quest Diagnostics           40,284*/(S)/
               1,083,900 UnitedHealth Group          53,577
                                                  ---------
                                                     93,861

               Insurance (5.4%)
                  16,350 Berkshire Hathaway
                          Class B                    41,366*/(S)/
               1,541,200 Willis Group Holdings       44,679
                                                  ---------
                                                     86,045

               Media (7.7%)
               1,644,000 Comcast Corp.
                          Class A Special            46,624*/(S)/
               6,333,476 Liberty Media              76,635 *
                                                  ---------
                                                    123,259

               Oil & Gas (6.3%)
               1,107,900 EOG Resources               46,975
               1,355,300 Newfield Exploration        53,250*/(S)/
                                                  ---------
                                                    100,225
               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Oil Services (2.7%)
                 877,600 Schlumberger Ltd.       $   43,450

               Pharmaceutical (4.2%)
                 523,650 Millipore Corp.            23,774 */(S)/
               1,027,500 Wyeth                       44,028
                                                 ----------
                                                     67,802

               Real Estate (4.1%)
                 595,900 AMB Property                16,983
               1,689,400 Equity Residential          49,128/(S)/
                                                 ----------
                                                     66,111

               Technology (14.7%)
               1,444,300 Dell Inc.                  47,127 */(S)/
               1,036,100 National Instruments        41,040/(S)/
                 944,800 Synopsys, Inc.             64,445 *
               3,271,050 Teradyne, Inc.             58,323 */(S)/
               1,062,300 Texas Instruments           25,336
                                                 ----------
                                                    236,271

               Telecommunications (2.9%)
               2,549,600 Vodafone Group ADR          46,658/(S)/

               Transportation (3.2%)
                 434,900 Burlington Northern
                          Santa Fe                   12,329
                 736,700 Canadian National
                          Railway                    39,583/(S)/
                                                 ----------
                                                     51,912

               Utilities (3.4%)
                 377,300 FPL Group                   23,340/(S)/
               4,602,500 National Grid Transco       28,116
                  76,600 National Grid
                          Transco ADR                 2,363/(S)/
                                                 ----------
                                                     53,819

               Waste Management (4.0%)
                 652,600 Republic Services          16,067 *
               1,812,400 Waste Management            48,228
                                                 ----------
                                                     64,295

               Total Common Stocks
               (Cost $1,313,255)                  1,553,395
                                                 ----------

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Guardian Fund cont'd


               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (23.6%)
               $326,885,700 N&B Securities
                             Lending Quality
                             Fund, LLC            $  326,886
                 50,380,850 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class         50,381/@/
                                                  ----------

               Total Short-Term Investments
               (Cost $377,267)                       377,267/#/
                                                  ----------

               Total Investments (120.5%)
               (Cost $1,690,522)                   1,930,662/##/
               Liabilities, less cash,
                receivables and other assets
                [(20.5%)]                           (327,956)
                                                  ----------

               Total Net Assets (100.0%)          $1,602,706
                                                  ----------

See Notes to Schedule of Investments

Schedule of Investments International Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings
    Holding                          Country        Industry                       %

 1  Anglo Irish Bank                 Ireland        Banking & Financial          4.0

 2  British Sky Broadcasting Group   United Kingdom Media                        2.6

 3  Vodafone Group                   United Kingdom Telecommunications--Wireless 2.4

 4  Suncor Energy                    Canada         Energy                       2.3

 5  Royal Dutch Petroleum--NY Shares Netherlands    Energy                       2.0

 6  Diageo PLC                       United Kingdom Beverages                    2.0

 7  Ramsay Health Care               Australia      Health Products & Services   2.0

 8  Total SA ADR                     France         Energy                       2.0

 9  Public Power Corp.               Greece         Energy                       1.9

10  Talisman Energy                  Canada         Energy                       1.7

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (96.1%)

              Australia (3.4%)
               52,392 Australia & New Zealand
                       Banking Group                 $   596
               27,297 National Australia Bank            551
              582,123 Ramsay Health Care               1,682
                                                     -------
                                                       2,829

              Canada (7.7%)
               29,060 Biovail Corp.                    1,196*
               10,070 Canadian Natural Resources         391
               23,440 Canadian Western Bank              562
               25,690 Petro-Canada                     1,013
              105,460 Suncor Energy                    1,967/(S)/
               29,370 Talisman Energy                  1,393
                                                     -------
                                                       6,522

              Denmark (1.7%)
               32,800 H. Lundbeck                        587
                9,700 Jyske Bank                        400 *
                4,215 Sydbank A/S                        424
                                                     -------
                                                       1,411

              Finland (1.4%)
               22,700 Nokia Oyj ADR                      370
               46,900 Pohjola Group, D Shares            839
                                                     -------
                                                       1,209
             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             France (11.1%)
                28,150 Beneteau                       $ 1,269
                15,320 BNP Paribas                        764
                25,840 CNP Assurances                   1,030
                11,950 Ipsos                              838
                12,050 Pernod-Ricard SA                 1,035
                 6,140 Pierre & Vacances                  422
                28,970 Publicis Groupe                    850
                12,280 Sanofi-Synthelabo SA               691
                11,665 Societe Generale, A Shares         775
                21,675 Total SA ADR                     1,669/(S)/
                                                      -------
                                                        9,343

             Greece (5.1%)
               111,080 Cosmote Mobile
                        Communication                   1,280
               115,545 Greek Organization of
                        Football Prognostics            1,379
                81,255 Public Power Corp.               1,592
                                                      -------
                                                        4,251

             Hong Kong (2.4%)
                70,370 China Mobile (Hong Kong)
                        ADR                               913/(S)/
             2,622,000 TPV Technology                   1,084
                                                      -------
                                                        1,997

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments_International Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Ireland (8.7%)
                89,817 Allied Irish Banks            $ 1,254
               343,477 Anglo Irish Bank                3,402
                22,910 CRH PLC                           429
               118,826 Grafton Group                    611 *
                68,120 Irish Life & Permanent            810
               247,795 Kingspan Group                    815
                                                     -------
                                                       7,321

               Italy (7.2%)
                10,215 Davide Campari--Milano            400
                75,630 ENI SpA                         1,144
                98,970 Merloni Elettrodomestici        1,369
                57,705 Permasteelisa SpA                 913
               284,540 Saeco International Group       1,020
                54,420 Saipem SpA                        409
               181,110 UniCredito Italiano               842
                                                     -------
                                                       6,097

               Japan (14.3%)
                14,550 Aiful Corp.                       813
                34,200 Belluna Co.                     1,348
                    75 Dr. Ci: Labo                      400
                11,800 Eneserve Corp.                    416
                28,200 F.C.C. Co.                        831
                17,650 Kappa Create                    1,135
                67,000 Konica Corp.                      918
               130,000 Leopalace21 Corp.               1,057
                54,400 Mandom Corp.                    1,012
                59,000 Mitsui Fudosan                    476
                36,000 Olympus Optical                   827
                16,700 Promise Co.                       618
                18,800 Rinnai Corp.                      432
                42,000 Sawai Pharmaceutical            1,031
                90,000 Tsumura & Co.                    751 *
                                                     -------
                                                      12,065

               Netherlands (5.1%)
                25,338 Fugro NV                        1,323
                12,250 Hunter Douglas                    409
                12,175 IHC Caland                        616
                11,895 Imtech NV                         244
                38,280 Royal Dutch Petroleum--
                        NY Shares                      1,718
                                                     -------
                                                       4,310

               Norway (0.9%)
                44,250 Frontline Ltd.                    734
              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              South Africa (0.5%)
                 26,700 Harmony Gold Mining ADR      $   382

              Spain (4.3%)
                 46,460 Banco de Sabadell                818
                 10,552 Banco Pastor                     260
                 21,725 Banco Popular Espanol            979
                 22,510 Bankinter SA                     757
                 23,402 Telefonica SA ADR                831/(S)/
                                                     -------
                                                       3,645

              Sweden (1.5%)
                 13,900 Holmen AB, B Shares              425
                 40,250 Munters AB                       842
                                                     -------
                                                       1,267

              Switzerland (1.7%)
                 13,270 Lonza Group                      651
                  9,720 Roche Holding                    745
                                                     -------
                                                       1,396

              United Kingdom (19.1%)
                103,900 Barratt Developments             851
                205,717 British Sky Broadcasting
                         Group                         2,148*
                102,405 Carpetright PLC                1,215
                160,290 Diageo PLC                     1,714
                 15,168 GlaxoSmithKline PLC              289
                144,516 Lloyds TSB Group                 946
                114,850 Northern Rock                  1,238
                804,500 Premier Oil                     425 *
                176,904 Redrow PLC                       959
                414,110 RPS Group                      1,000
                 57,370 SABMiller PLC                    428
                178,586 Smith & Nephew                 1,144
                155,435 Stanley Leisure                  887
              1,092,381 Vodafone Group                 1,995
                169,495 William Hill                     830
                                                     -------
                                                      16,069

              Total Common Stocks
              (Cost $69,999)                          80,848
                                                     -------

              Preferred Stocks (1.3%)

              Germany (1.3%)
                  2,577 Porsche AG
                         (Cost $1,048)                 1,099
                                                     -------

Schedule of Investments International Fund cont'd


           Principal Amount                          Market Value/+/
                                                     (000's omitted)

           Short-Term Investments (8.0%)
           $4,997,800 N&B Securities Lending Quality
                       Fund, LLC                         $ 4,998
            1,751,400 Neuberger Berman Institutional
                       Cash Fund Trust Class               1,751/@/
                                                         -------

           Total Short-Term Investments
           (Cost $6,749)                                   6,749/#/
                                                         -------
                                                           Market Value/+/
                                                           (000's omitted)

                             Total Investments (105.4%)
                             (Cost $77,796)                    $88,696/##/
                             Liabilities, less cash,
                              receivables and other assets
                              [(5.4%)]                          (4,520)
                                                               -------

                             Total Net Assets (100.0%)         $84,176
                                                               -------

Summary Schedule of Investments by Industry International Fund


                                           Market Value/+/ Percentage of
       Industry                            (000's omitted)    Net Assets
       --------                            --------------- -------------
       Energy                                  $10,912         13.0%
       Banking                                   8,871         10.5%
       Banking & Financial                       6,509          7.7%
       Pharmaceutical                            4,540          5.4%
       Health Products & Services                4,404          5.2%
       Consumer Products & Services              3,995          4.7%
       Beverages                                 3,577          4.2%
       Building, Construction & Furnishing       3,538          4.2%
       Entertainment                             3,097          3.7%
       Telecommunications                        3,023          3.6%
       Manufacturing                             2,276          2.7%
       Consumer Durables                         2,187          2.6%
       Commercial Services                       2,165          2.6%
       Media                                     2,148          2.6%
       Telecommunications--Wireless              1,995          2.4%
       Retailing                                 1,960          2.3%
       Insurance                                 1,869          2.2%
       Oil & Gas                                 1,840          2.2%
       Advertising                               1,688          2.0%
       Technology--Hardware                      1,454          1.7%
       Finance                                   1,431          1.7%
       Restaurants                               1,134          1.3%
       Automotive                                1,099          1.3%
       Real Estate/REIT                          1,057          1.3%
       Utilities                                   999          1.2%
       Real Estate                                 898          1.1%
       Transportation                              734          0.9%
       Chemicals                                   651          0.8%
       Building Products                           432          0.5%
       Basic Materials                             429          0.5%
       Home Furnishings                            409          0.5%
       Mining                                      382          0.5%
       Diversified                                 244          0.3%
       Other Assets--Net                         2,229          2.6%
                                               -------        ------
       Total Net Assets                        $84,176        100.0%
                                               -------        ------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments_Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Electronic Arts  2.5

                             2  Zebra
                                Technologies     2.3

                             3  Caremark Rx      2.2

                             4  Stericycle, Inc. 2.1

                             5  Marvell
                                Technology
                                Group            2.0

                             6  Gilead Sciences  2.0

                             7  UTStarcom, Inc.  1.9

                             8  J.B. Hunt
                                Transport
                                Services         1.9

                             9  Legg Mason       1.8

                            10  Seagate
                                Technology       1.8

--------------------------------------------------------------------------------

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Common Stocks (98.7%)

             Biotechnology (1.7%)
              49,500 Celgene Corp.                  $  1,905*
              87,000 Genzyme Corp.                    4,102 *
                                                    --------
                                                       6,007

             Broadcasting (5.2%)
             226,000 Cumulus Media                    4,287 *
             141,500 Hispanic Broadcasting            4,443 *
             120,500 Lamar Advertising                 4,026*/(S)/
             305,000 Radio One Class D                 5,017*/(S)/
                                                    --------
                                                      17,773

             Building, Construction & Furnishing (0.9%)
              47,000 Lennar Corp.                      3,161

             Business Services (6.4%)
              94,600 Corporate Executive Board         4,177*/(S)/
              79,000 Education Management             4,832 *
              90,000 Iron Mountain                    3,330 *
              85,500 Manhattan Associates              2,533*/(S)/
             150,500 Stericycle, Inc.                 7,222 *
                                                    --------
                                                      22,094

             Business Services--IT Business
             Services (3.4%)
             150,700 Alliance Data Systems            4,461 *
              83,000 Computer Sciences                3,533 *
              75,000 SPX Corp.                         3,701
                                                    --------
                                                      11,695

             Capital Equipment (2.3%)
              66,400 Danaher Corp.                    5,129 /(S)/
              50,000 Donaldson Co.                     2,745
                                                    --------
                                                       7,874

             Capital Goods (1.1%)
              96,500 Gentex Corp.                      3,620

             Communications Equipment (3.2%)
             522,500 Nextel Partners                   4,300*/(S)/
             155,500 UTStarcom, Inc.                   6,680
                                                    --------
                                                      10,980

             Consumer Cyclicals (1.2%)
             102,000 Harrah's Entertainment            4,225

             Consumer Goods & Services (1.4%)
             105,000 Career Education                  4,739

             Diversified (0.5%)
              32,000 iShares Russell 2000 Growth
                      Index Fund                       1,732
            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Energy (2.7%)
              1,295 Cross Timbers Royalty Trust       $     29
             69,000 Murphy Oil                           3,984/(S)/
             44,700 Smith International                  1,747*
            175,133 XTO Energy                           3,676
                                                      --------
                                                         9,436

            Finance (5.8%)
             64,500 Bear Stearns                         4,514
             93,500 Capital One Financial                4,993/(S)/
             86,500 Legg Mason                           6,213
             78,000 Moody's Corp.                        4,045
                                                      --------
                                                        19,765

            Financial Services (1.3%)
            144,000 Investors Financial Services         4,304/(S)/

            Food & Beverage (1.1%)
            126,000 Dean Foods                           3,660

            Hardware (1.8%)
            269,500 Seagate Technology                   6,201

            Health Care (14.4%)
             57,300 Allergan, Inc.                       4,553/(S)/
             45,500 C. R. Bard                           3,049
            300,000 Caremark Rx                          7,539*
            101,500 Charles River Laboratories
                     International                       3,629*
             72,500 Chiron Corp.                         3,684*/(S)/
             96,500 CV Therapeutics                      2,475*/(S)/
             52,700 Express Scripts                      3,415*/(S)/
            101,000 Gilead Sciences                      6,737*/(S)/
             91,500 MedImmune, Inc.                      3,191*
             20,884 NPS Pharmaceuticals                   573 *
             89,500 Teva Pharmaceutical Industries
                     ADR                                 5,255/(S)/
             96,050 Varian Medical Systems               5,364*
                                                      --------
                                                        49,464

            Health Products & Services (1.3%)
             78,000 Henry Schein                         4,510*

            Industrial (1.4%)
            117,500 Fastenal Co.                         4,751/(S)/

            Industrial & Commercial Products (0.8%)
             53,000 Parker-Hannifin                      2,625

            Internet (2.0%)
            233,500 Juniper Networks                     4,021*/(S)/
             75,500 United Online                        2,877*
                                                      --------
                                                         6,898

Schedule of Investments Manhattan Fund cont'd

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Leisure (1.1%)
               116,200 Royal Caribbean Cruises     $  3,620/(S)/

               Media (1.4%)
                57,500 E.W. Scripps                   4,979

               Medical Equipment (0.9%)
               148,300 VISX, Inc.                     2,969*

               Packing & Containers (0.8%)
               170,700 Smurfit-Stone Container        2,694

               Retail (8.2%)
                99,000 Coach, Inc.                    5,746/(S)/
               120,000 Michaels Stores                5,454
               100,500 Ross Stores                    5,063
               145,500 Staples, Inc.                  3,584*
               100,500 Tuesday Morning                3,479*
               160,000 Williams-Sonoma                4,898*/(S)/
                                                   --------
                                                     28,224

               Semiconductors (9.0%)
               178,500 Intersil Corp.                 5,200
                63,000 KLA-Tencor                     3,740*/(S)/
                75,000 Lam Research                   1,929*
               162,000 Marvell Technology Group       6,831*
               185,000 Microchip Technology           5,182
                72,200 QLogic Corp.                   3,539*/(S)/
               155,000 Skyworks Solutions             1,758*
                91,000 Xilinx Inc.                    2,806*
                                                   --------
                                                     30,985

               Software (9.7%)
               100,500 Adobe Systems                  3,902/(S)/
                60,500 Cognos, Inc.                   1,854*
               199,500 Documentum, Inc.               4,094*/(S)/
                95,500 Electronic Arts                8,571*
               120,500 Mercury Interactive            5,289*/(S)/
               156,500 Storage Technology             4,008*
               160,000 VERITAS Software               5,517*/(S)/
                                                   --------
                                                     33,235
 Number of Shares                                               Market Value/+/
                                                                (000's omitted)

 Technology (5.8%)
                       165,500         Amdocs Ltd.                 $  3,704*
                        50,000         Harman International
                                        Industries                    4,982
                        50,000         Lexmark International
                                        Group                        3,352 *
                       150,000         Zebra Technologies             8,043
                                                                   --------
                                                                     20,081

 Transportation (1.9%)
                       131,500         J.B. Hunt Transport
                                        Services                      6,536

 Total Common Stocks
 (Cost $273,225)                                                    338,837
                                                                   --------

 Principal Amount

 Short-Term Investments (23.8%)
 $                  74,761,200         N&B Securities Lending
                                        Quality Fund, LLC            74,761
                     7,003,288         Neuberger Berman
                                        Institutional Cash Fund
                                        Trust Class                  7,003 /@/
                                                                   --------

 Total Short-Term Investments
 (Cost $81,764)                                                      81,764/#/
                                                                   --------

 Total Investments (122.5%)
 (Cost $354,989)                                                    420,601/##/
 Liabilities, less cash,
  receivables and other assets
  [(22.5%)]                                                         (77,121)
                                                                   --------

 Total Net Assets (100.0%)                                         $343,480
                                                                   --------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding              %

                            1  Fred's Inc.        3.3

                            2  Harman
                               International
                               Industries         2.9

                            3  Tractor Supply     2.6

                            4  Zebra
                               Technologies       2.3

                            5  Old Dominion
                               Freight Line       2.3

                            6  Sylvan Learning
                               Systems            2.2

                            7  Martek
                               Biosciences        2.1

                            8  Station Casinos    2.0

                            9  Cost Plus          2.0

                           10  Integrated Circuit
                               Systems            2.0

--------------------------------------------------------------------------------


               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (99.4%)

               Advertising (1.0%)
               15,900 Getty Images                  $   649*

               Banking & Financial (3.8%)
               16,900 Cathay Bancorp                    775/(S)/
               34,700 Digital Insight                  831 *
               30,800 Glacier Bancorp                   833
                                                    -------
                                                      2,439

               Broadcasting (1.9%)
               74,100 Radio One Class D               1,219*

               Building, Construction & Furnishing (1.8%)
               52,300 MSC Industrial Direct           1,139

               Business Services (10.6%)
               14,200 Advisory Board                   605 *
               30,100 Charles River Associates        1,012*
               22,400 Corporate Executive Board        989 *
               51,000 Foundry Networks                 992 */(S)/
               22,500 Manhattan Associates             667 */(S)/
               42,200 Resources Connection            1,167*
               48,300 Sylvan Learning Systems         1,391*
                                                    -------
                                                      6,823

               Consumer Products & Services (1.5%)
               36,000 Central Garden & Pet            1,002*/(S)/

               Electrical & Electronics (1.3%)
               35,300 Planar Systems                   848 *

               Entertainment (3.7%)
               48,800 Alliance Gaming                 1,100*
               44,100 Station Casinos                 1,312
                                                    -------
                                                      2,412

               Financial Services (1.8%)
               39,600 Jefferies Group                 1,176

               Health Care (13.1%)
               22,600 Angiotech Pharmaceuticals         972
               15,300 Gen-Probe                         968
               73,800 Interpore International         1,123*
               25,800 Martek Biosciences              1,331*
               15,800 Neurocrine Biosciences           845 *
               41,925 Odyssey Healthcare              1,284
               63,400 Regeneration Technologies        970 *
               29,800 Techne Corp.                     999 *
                                                    -------
                                                      8,492

               Health Products & Services (4.7%)
               33,300 Advanced Neuromodulation
                       Systems                        1,266
               27,200 American Healthways              954 */(S)/
           Number of Shares                        Market Value/+/
                                                   (000's omitted)
            21,300 MGI Pharma                          $   822*
                                                       -------
                                                         3,042

           Insurance (0.9%)
            22,200 ProAssurance Corp.                     571 *

           Internet (5.6%)
            42,300 Ask Jeeves                             770 *
            16,000 Netease.com                             815*/(S)/
            56,400 RADWARE Ltd.                          1,060*
            25,300 United Online                          964 *
                                                       -------
                                                         3,609

           Machinery & Equipment (2.3%)
            28,050 Zebra Technologies                    1,504

           Oil & Gas (4.4%)
            16,600 Evergreen Resources                     927
            27,475 Patina Oil & Gas                      1,018
            61,800 Ultra Petroleum                        897 *
                                                       -------
                                                         2,842

           Pharmaceutical (1.1%)
            37,300 Connetics Corp.                        699 *

           Retail (11.0%)
            32,100 Cost Plus                             1,292*
            60,300 Fred's Inc.                           2,156
            37,700 Guitar Center                         1,264*/(S)/
            21,300 Hot Topic                               759
            48,200 Tractor Supply                        1,663
                                                       -------
                                                         7,134

           Semiconductors (2.2%)
            29,800 Semtech Corp.                          628 *
            18,800 Varian Semiconductor
                    Equipment                             763 *
                                                       -------
                                                         1,391

           Software (3.2%)
            42,300 Concord Communications                 545 *
            39,100 Documentum, Inc.                       803 *
            21,000 Hyperion Solutions                     688 *
                                                       -------
                                                         2,036

           Technology (9.9%)
            45,000 ebookers.com ADR                        864*/(S)/
            18,700 Harman International Industries       1,863
            53,300 Innovex, Inc.                          705 *
            37,100 NetScreen Technologies                 888 *
            22,100 OmniVision Technologies                981 *
           126,900 Powerwave Technologies               1,072 *
                                                       -------
                                                         6,373

Schedule of Investments Millennium Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Technology--Semiconductor (8.4%)
               31,100 Artisan Components             $   661*
               68,100 Entegris Inc.                    1,002*
               37,400 Integrated Circuit Systems       1,291*
               38,400 LTX Corp.                         571 *
               44,900 Microsemi Corp.                   888 *
               32,000 Photon Dynamics                  1,037*
                                                     -------
                                                       5,450

               Transportation (4.0%)
               42,000 Old Dominion Freight Line        1,501
               29,000 UTI Worldwide                    1,059
                                                     -------
                                                       2,560

               Waste Management (1.2%)
               16,600 Stericycle, Inc.                  797 *

               Total Common Stocks
               (Cost $48,946)                         64,207
                                                     -------
           Principal Amount                          Market Value/+/
                                                     (000's omitted)

           Short-Term Investments (11.3%)
           $6,388,800 N&B Securities Lending Quality
                       Fund, LLC                         $ 6,389
              903,290 Neuberger Berman Institutional
                       Cash Fund Trust Class                903 /@/
                                                         -------

           Total Short-Term Investments
           (Cost $7,292)                                   7,292/#/
                                                         -------

           Total Investments (110.7%)
           (Cost $56,238)                                 71,499/##/
           Liabilities, less cash,
            receivables and other
            assets [(10.7%)]                              (6,922)
                                                         -------

           Total Net Assets (100.0%)                     $64,577
                                                         -------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Citigroup Inc.   2.6

                             2  Berkshire
                                Hathaway
                                Class B          2.5

                             3  J.P. Morgan
                                Chase            2.1

                             4  American Express 2.1

                             5  Laboratory Corp.
                                of America
                                Holdings         2.0

                             6  Cendant Corp.    2.0

                             7  Merrill Lynch    2.0

                             8  Masco Corp.      1.9

                             9  IBM              1.8

                            10  Liberty Media    1.8

--------------------------------------------------------------------------------

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (98.6%)

             Advertising (1.4%)
               291,900 Omnicom Group               $   22,797

             Auto Related (2.2%)
               362,100 Harley-Davidson                 18,040/(S)/
               364,100 Navistar International          16,286*/(S)/
                                                   ----------
                                                       34,326

             Banking & Financial (7.6%)
               965,800 BISYS Group                    17,722 *
               226,000 Fifth Third Bancorp             13,244
               502,700 H & R Block                     22,169/(S)/
               574,500 Merrill Lynch                   30,897/(S)/
               602,400 State Street                    26,476
               222,000 Wachovia Corp.                   9,357
                                                   ----------
                                                      119,865

             Building, Construction & Furnishing (3.9%)
               192,500 Centex Corp.                    14,519
               841,800 Home Depot                      27,072
                44,900 NVR, Inc.                       19,464*/(S)/
                                                   ----------
                                                       61,055

             Building Materials (1.5%)
                89,700 American Standard               7,193 *
               246,200 Lennar Corp.                    16,557
                                                   ----------
                                                       23,750

             Capital Goods (2.0%)
               126,900 Parker-Hannifin                  6,284
               496,400 SPX Corp.                       24,497/(S)/
                                                   ----------
                                                       30,781

             Communications (1.0%)
               777,800 Cablevision Systems             15,673*/(S)/

             Communication Services (0.9%)
               402,100 Scientific-Atlanta              13,671

             Consumer Cyclicals (8.3%)
               406,650 Best Buy                        21,150*/(S)/
               345,400 Black & Decker                  14,776
               664,300 Carnival Corp.                 22,978 /(S)/
               749,200 Costco Wholesale               24,042 *
             1,189,000 Masco Corp.                     29,475
               103,500 Praxair, Inc.                    6,605
               527,700 Sabre Holdings                  11,937/(S)/
                                                   ----------
                                                      130,963

             Consumer Goods & Services (2.8%)
             1,721,000 Cendant Corp.                   30,943*/(S)/
               485,900 Fairmont Hotels & Resorts       12,901
                                                   ----------
                                                       43,844
            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Consumer Staples (3.4%)
            2,382,556 Liberty Media                 $   28,829*
              556,000 Viacom Inc. Class B               25,020/(S)/
                                                    ----------
                                                        53,849

            Defense (1.7%)
              538,900 L-3 Communications
                       Holdings                         27,532*/(S)/

            Defense & Aerospace (1.3%)
              211,800 Northrop Grumman                  20,223/(S)/

            Energy (2.8%)
              512,600 Cooper Cameron                    24,892*
              400,600 Talisman Energy                   19,008
                                                    ----------
                                                        43,900

            Financial Services (17.0%)
              725,400 American Express                  32,679
              809,800 Bank of New York                  23,824
               15,700 Berkshire Hathaway
                       Class B                          39,721*
              932,400 Citigroup Inc.                    40,420
              190,400 Countrywide Credit
                       Industries                       12,919/(S)/
              474,400 General Electric                  14,028
              983,700 J.P. Morgan Chase                 33,662/(S)/
              375,000 Lehman Brothers Holdings          24,649/(S)/
              656,700 PMI Group                         23,234/(S)/
              299,759 XL Capital                        22,707
                                                    ----------
                                                       267,843

            Food & Beverage (2.6%)
              919,600 Pepsi Bottling Group              22,181
              433,200 PepsiCo, Inc.                     19,294
                                                    ----------
                                                        41,475

            Forest Products & Paper (1.4%)
              368,100 Weyerhaeuser Co.                  21,902/(S)/

            Health Care (9.2%)
              119,100 Anthem, Inc.                       8,718*/(S)/
              366,800 Boston Scientific                 22,045*/(S)/
              920,800 Caremark Rx                       23,140*
            1,031,600 Laboratory Corp. of America
                       Holdings                         31,206*/(S)/
              669,300 McKesson HBOC                     21,913/(S)/
              265,300 Wellpoint Health Networks         20,693*
              415,900 Wyeth                             17,821
                                                    ----------
                                                       145,536

            Health Products & Services (1.2%)
              370,900 Universal Health
                       Services Class B                 18,463*/(S)/

Schedule of Investments Partners Fund cont'd


              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Industrial & Commercial Products (0.9%)
                766,100 Norfolk Southern         $   14,587

              Insurance (4.0%)
                403,300 Aetna Inc.                  22,988 /(S)/
                439,000 American International
                         Group                       26,151
                403,500 St. Paul Cos.                14,026
                                                 ----------
                                                     63,165

              Machinery & Equipment (1.0%)
                312,200 Nucor Corp.                  16,050/(S)/

              Oil & Gas (3.5%)
                177,800 Devon Energy                  9,201
                386,100 EOG Resources                16,371
                764,100 FMC Technologies             18,086*
                312,600 Smith International          12,220*/(S)/
                                                 ----------
                                                     55,878

              Pharmaceutical (3.7%)
              1,224,900 King Pharmaceuticals        17,210 *
                796,400 Pfizer Inc.                  23,828
                775,400 Shire Pharmaceuticals
                         Group ADR                   18,028*/(S)/
                                                 ----------
                                                     59,066

              Retail (2.0%)
                244,200 Abercrombie & Fitch          7,434 *
                417,330 Limited, Inc.                 7,078
                435,200 Target Corp.                 17,669
                                                 ----------
                                                     32,181

              Retail Stores (0.5%)
                114,800 Kohl's Corp.                 7,261 */(S)/

              Steel (0.5%)
                415,900 United States Steel           7,657
            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Technology (9.7%)
                 177,600 Cadence Design
                          Systems                   $    2,526*/(S)/
                 669,100 Computer Sciences              28,484*/(S)/
               2,862,700 Compuware Corp.               17,033 *
                 856,600 General Motors Class H        12,798 *
                 355,800 IBM                            29,179
                 605,200 InterActiveCorp                22,398*/(S)/
                 259,100 Lexmark International
                          Group                        17,370 *
               1,427,100 Nokia Corp. ADR               23,247 /(S)/
                                                    ----------
                                                       153,035

            Transportation (0.6%)
                 197,900 Teekay Shipping                 8,915/(S)/

            Total Common Stocks
            (Cost $1,294,543)                        1,555,243
                                                    ----------

            Principal Amount

            Short-Term Investments (19.5%)
            $283,848,900 N&B Securities Lending
                          Quality Fund, LLC            283,849
              24,199,834 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                  24,200 /@/
                                                    ----------

            Total Short-Term Investments
            (Cost $308,049)                            308,049/#/
                                                    ----------

            Total Investments (118.1%)
            (Cost $1,602,592)                        1,863,292/##/
            Liabilities, less cash,
             receivables and other
             assets [(18.1%)]                         (285,096)
                                                    ----------

            Total Net Assets (100.0%)               $1,578,196
                                                    ----------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  Alexandria Real
                               Estate Equities   4.7

                            2  Brookfield
                               Properties        4.3

                            3  General Growth
                               Properties        4.2

                            4  Boston Properties 4.0

                            5  CBL & Associates
                               Properties        3.5

                            6  Catellus
                               Development       3.2

                            7  Essex Property
                               Trust             3.2

                            8  Taubman Centers   3.2

                            9  Trizec Properties 3.1

                           10  Chelsea Property
                               Group             3.1

--------------------------------------------------------------------------------


             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Common Stocks (98.1%)

             Apartments (22.5%)
             16,000 Apartment Investment &
                     Management                         $  617
             34,900 Archstone-Smith Trust                  913
             21,000 Avalonbay Communities                  974
             16,600 Camden Property Trust                  632
             32,000 Equity Residential                     930
             15,700 Essex Property Trust                   987
             27,300 Gables Residential Trust               884
              9,000 Home Properties of New York            337
             40,700 United Dominion Realty Trust           746
                                                        ------
                                                         7,020

             Community Centers (4.2%)
             12,500 Federal Realty Investment
                     Trust                                 437
             20,500 Pan Pacific Retail Properties          863
                                                        ------
                                                         1,300

             Diversified (7.8%)
             24,800 Colonial Properties Trust              846
             20,800 Pennsylvania REIT                      645/(S)/
             19,600 Vornado Realty Trust                   924
                                                        ------
                                                         2,415

             Health Care (1.0%)
             19,000 Ventas, Inc.                           321

             Industrial (4.3%)
             42,900 Catellus Development                 1,006*
              5,200 CenterPoint Properties                 330
                                                        ------
                                                         1,336

             Lodging (6.2%)
             54,100 Host Marriott                          542*
             26,500 LaSalle Hotel Properties               437
             28,000 Starwood Hotels & Resorts
                    Worldwide                              947
                                                        ------
                                                         1,926

             Office (23.9%)
             31,600 Alexandria Real Estate Equities      1,477
             28,800 Boston Properties                    1,237
             31,300 Brandywine Realty Trust                765
             57,500 Brookfield Properties                1,341/(S)/
             19,000 CarrAmerica Realty                     535
             13,000 Prentiss Properties Trust              391
             20,900 SL Green Realty                        735
             82,000 Trizec Properties                      980
                                                        ------
                                                         7,461
Number of Shares                                                Market Value/+/
                                                                (000's omitted)

Office--Industrial (7.3%)
                       27,700       Bedford Property
                                     Investors                      $   726
                       26,800       Kilroy Realty                       750
                        7,900       Liberty Property Trust              275
                       13,500       PS Business Parks                   513
                                                                    -------
                                                                      2,264

Regional Malls (19.0%)
                       22,000       CBL & Associates Properties       1,077
                       21,300       Chelsea Property Group              979
                       18,800       General Growth Properties         1,304
                       10,000       Macerich Co.                        372
                       18,900       Mills Corp.                         707
                       11,900       Simon Property Group                508/(S)/
                       49,800       Taubman Centers                     985
                                                                    -------
                                                                      5,932

Self Storage (1.9%)
                       17,200       Shurgard Storage Centers            580

Total Common Stocks
(Cost $26,893)                                                       30,555
                                                                    -------

Principal Amount

Short-Term Investments (11.1%)
$                   2,306,800       N&B Securities Lending
                                     Quality Fund, LLC                2,307
                    1,157,915       Neuberger Berman
                                     Institutional Cash Fund
                                     Trust Class                      1,158/@/
                                                                    -------

Total Short-Term Investments
(Cost $3,465)                                                         3,465/#/
                                                                    -------

Total Investments (109.2%)
(Cost $ 30,358)                                                      34,020/##/
Liabilities, less cash,
 receivables and other assets
 [(9.2%)]                                                            (2,868)
                                                                    -------

Total Net Assets (100.0%)                                           $31,152
                                                                    -------

See Notes to Schedule of Investments

Schedule of Investments_Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Triad Hospitals 2.9

                             2  Radian Group    2.5

                             3  Manpower Inc.   2.4

                             4  Constellation
                                Brands          2.3

                             5  Omnicare, Inc.  2.3

                             6  SPX Corp.       2.3

                             7  RenaissanceRe
                                Holdings        2.2

                             8  Lear Corp.      2.2

                             9  Foot Locker     2.1

                            10  Sunoco, Inc.    2.0

--------------------------------------------------------------------------------

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Common Stocks (95.0%)

               Automotive (3.2%)
                3,100 Johnson Controls                $   307
               12,400 Lear Corp.                         689 *
                                                      -------
                                                          996

               Auto/Truck Replacement Parts (1.2%)
                5,100 Borg-Warner Automotive              363

               Banking (4.4%)
                6,000 City National                       310
               14,700 North Fork Bancorp                  496
               12,600 TCF Financial                       580
                                                      -------
                                                        1,386

               Banking & Financial (4.9%)
               20,100 Charter One Financial               623
               24,400 IndyMac Bancorp                     563
               12,600 Southtrust Corp.                    365
                                                      -------
                                                        1,551

               Business Services (2.4%)
               19,300 Manpower Inc.                       751

               Consumer Goods & Services (1.7%)
                7,200 Mohawk Industries                  525 *

               Consumer Products & Services (1.0%)
               13,700 Viad Corp.                          327

               Energy (1.5%)
                  203 Cross Timbers Royalty Trust           5
               26,900 Pepco Holdings                      467
                                                      -------
                                                          472

               Financial Services (8.3%)
                8,350 Ambac Financial Group               542
               11,600 CIT Group                           316
                3,200 Doral Financial                     131
               10,100 Federated Investors                 297
               15,450 GreenPoint Financial                524
               16,600 Radian Group                        790
                                                      -------
                                                        2,600

               Food & Beverage (3.8%)
               25,300 Constellation Brands               727 *
               53,000 Del Monte Foods                    476 *
                                                      -------
                                                        1,203

               Health Care (8.7%)
                7,700 Anthem, Inc.                       564 *
               15,600 Davita, Inc.                        474
               17,600 Laboratory Corp. of
                       America Holdings                  532 *
                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                21,000 Omnicare, Inc.                $   712
                15,700 WellChoice Inc.                  456 *
                                                     -------
                                                       2,738

                Health Products & Services (9.3%)
                12,700 Lincare Holdings                 440 *
                12,900 Oxford Health Plans              468 *
                 9,300 Quest Diagnostics                558 *
                27,700 Triad Hospitals                  897 *
                10,900 Universal Health Services
                        Class B                         543 *
                                                     -------
                                                       2,906

                Industrial Goods & Services (1.6%)
                 6,100 American Standard                489 *

                Insurance (9.0%)
                10,400 Loews Corp.                       428
                11,100 PartnerRe Ltd.                    555
                16,900 PMI Group                         598
                16,600 RenaissanceRe Holdings            694
                 7,000 XL Capital                        530
                                                     -------
                                                       2,805

                Manufacturing (2.3%)
                14,300 SPX Corp.                         706

                Oil & Gas (11.6%)
                 7,455 Apache Corp.                      514
                 9,331 Devon Energy                      483
                14,500 Energy East                       313
                 5,500 Equitable Resources               217
                19,000 Pioneer Natural Resources        482 *
                15,500 Sunoco, Inc.                      630
                 8,700 Talisman Energy                   413
                27,566 XTO Energy                        578
                                                     -------
                                                       3,630

                Recreational Equipment (1.3%)
                15,200 Brunswick Corp.                   410

                Retail (6.6%)
                40,400 Foot Locker                       669
                11,600 Liz Claiborne                     400
                 8,900 May Department Stores            246 *
                27,000 Payless ShoeSource                398
                10,700 Regis Corp.                       370
                                                     -------
                                                       2,083

                Retail Stores (3.5%)
                30,000 Pier 1 Imports                    617
                11,900 V. F. Corp.                       477
                                                     -------
                                                       1,094

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Regency Fund cont'd

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Technology (1.4%)
               17,400 Computer Associates           $   446

               Transportation (4.5%)
                5,900 Canadian National Railway         317
               17,500 CNF Inc.                          520
               12,700 Teekay Shipping                   572/(S)/
                                                    -------
                                                      1,409

               Utilities (1.0%)
                5,075 Exelon Corp.                      299

               Utilities, Electric & Gas (1.8%)
                2,100 Entergy Corp.                     110
               11,200 PPL Corp.                         444
                                                    -------
                                                        554

               Total Common Stocks
               (Cost $25,919)                        29,743
                                                    -------
                 Principal Amount                    Market Value/+/
                                                     (000's omitted)

                 Short-Term Investments (6.4%)
                 $  469,200    N&B Securities
                                Lending Quality
                                Fund, LLC                $   469
                  1,543,149    Neuberger Berman
                                Institutional Cash
                                Fund Trust Class           1,543/@/
                                                         -------

                 Total Short-Term Investments
                 (Cost $2,012)                             2,012/#/
                                                         -------

                 Total Investments (101.4%)
                 (Cost $27,931)                           31,755/##/
                 Liabilities, less cash, receivables
                  and other assets [(1.4%)]                 (428)
                                                         -------

                 Total Net Assets (100.0%)               $31,327
                                                         -------

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Liberty Media    4.9

                             2  Equity
                                Residential      4.2

                             3  Synopsys, Inc.   4.1

                             4  Newfield
                                Exploration      4.1

                             5  Teradyne, Inc.   3.7

                             6  Praxair, Inc.    3.7

                             7  UnitedHealth
                                Group            3.5

                             8  Canadian
                                National Railway 3.4

                             9  National
                                Instruments      3.3

                            10  Vodafone Group
                                ADR              3.3

--------------------------------------------------------------------------------

                 Number of Shares              Market Value/+/
                                               (000's omitted)

                 Common Stocks (97.4%)

                 Banking & Financial (8.3%)
                  65,700 Fifth Third Bancorp      $  3,850
                 195,200 MBNA Corp.                  4,556
                 113,200 State Street                4,975
                                                  --------
                                                    13,381

                 Business Services (3.0%)
                 122,700 Manpower Inc.               4,774/(S)/

                 Consumer Cyclicals (5.6%)
                 214,700 Mattel Inc.                 4,148
                 121,600 Target Corp.                4,937
                                                  --------
                                                     9,085

                 Diversified (3.2%)
                  66,500 Danaher Corp.               5,137

                 Energy (2.0%)
                  79,600 BP PLC ADR                  3,321/(S)/

                 Financial Services (6.8%)
                  52,300 Ambac Financial Group       3,395
                  73,400 Citigroup Inc.              3,182
                  50,700 Goldman Sachs               4,487/(S)/
                                                  --------
                                                    11,064

                 Food & Beverage (1.3%)
                  89,100 Pepsi Bottling Group        2,149

                 Gas (3.7%)
                  92,900 Praxair, Inc.               5,929

                 Health Products & Services (6.3%)
                  74,550 Quest Diagnostics          4,473 *
                 114,100 UnitedHealth Group          5,640
                                                  --------
                                                    10,113

                 Insurance (5.9%)
                  65,100 Progressive Corp.           4,605
                 168,200 Willis Group Holdings       4,876
                                                  --------
                                                     9,481

                 Media (7.9%)
                 167,700 Comcast Corp.
                          Class A Special           4,756 *
                 660,056 Liberty Media              7,987 *
                                                  --------
                                                    12,743

                 Oil & Gas (9.9%)
                 231,069 Cimarex Energy             5,026 *
                 148,000 Helmerich & Payne           4,329
                 167,700 Newfield Exploration       6,589 *
                                                  --------
                                                    15,944
            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Pharmaceutical (4.2%)
                48,700 Johnson & Johnson              $  2,415
                49,250 MedImmune, Inc.                  1,717 *
                58,900 Millipore Corp.                  2,674 *
                                                      --------
                                                         6,806

            Real Estate (4.2%)
               233,200 Equity Residential                6,781

            Technology (14.0%)
               144,700 Dell Inc.                         4,722*/(S)/
               136,400 National Instruments              5,403
                96,600 Synopsys, Inc.                   6,589 *
               332,700 Teradyne, Inc.                   5,932 *
                                                      --------
                                                        22,646

            Technology--Semiconductor (1.7%)
               115,400 Texas Instruments                 2,752

            Telecommunications (3.3%)
               289,600 Vodafone Group ADR                5,300/(S)/

            Transportation (3.4%)
               100,900 Canadian National Railway         5,421

            Utilities (2.7%)
                47,500 KeySpan Corp.                     1,603
               462,600 National Grid Transco             2,826
                                                      --------
                                                         4,429

            Total Common Stocks
            (Cost $135,333)                            157,256
                                                      --------

            Principal Amount

            Repurchase Agreements (0.8%)
            $1,326,000 State Street Bank and Trust
                        Co., Repurchase Agreement,
                        0.93%, due 9/2/03, dated
                        8/29/03, Maturity Value
                        $1,326,137, Collateralized
                        by $1,345,000, U.S.
                        Treasury Notes, 2.13%, due
                        8/31/04 (Collateral
                        Value $1,370,214)
                        (Cost $1,326)                    1,326/#/
                                                      --------

                                               NEUBERGER BERMAN AUGUST 31, 2003

Schedule of Investments Socially Responsive Fund cont'd

               Principal Amount                   Market Value/+/
                                                  (000's omitted)

               Short-Term Investments (10.4%)
               $   100,000 Community Capital
                            Bank, 1.13%,
                            due 9/29/03              $    100
                   100,000 Self Help Credit
                            Union, 1.00%,
                            due 11/18/03                  100
                16,526,000 N&B Securities Lending
                            Quality Fund, LLC          16,526
                                                     --------

               Total Short-Term Investments
               (Cost $16,726)                          16,726/#/
                                                     --------

               Total Investments (108.6%)
               (Cost $153,385)                        175,308/##/
               Liabilities, less cash,
                receivables and other assets
                [(8.6%)]                              (13,837)
                                                     --------

               Total Net Assets (100.0%)             $161,471
                                                     --------

See Notes to Schedule of Investments

Notes to Schedule of Investments

/+/Investment securities of each Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds, at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Funds value all other securities by a method the Board of Trustees of Neuberger Berman Equity Funds believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At August 31, 2003, selected Fund information on a U.S. Federal income tax basis was as follows:

                                           Gross        Gross          Net
(000's omitted)                       Unrealized   Unrealized   Unrealized
Neuberger Berman               Cost Appreciation Depreciation Appreciation
Century Fund             $   15,999  $    1,285    $   192     $    1,093
Fasciano Fund               273,981      62,858     10,494         52,364
Focus Fund                1,247,913     493,752     30,423        463,329
Genesis Fund              4,141,892   1,450,403     42,103      1,408,300
Guardian Fund             1,690,553     244,156      4,047        240,109
International Fund           77,873      12,623      1,800         10,823
Manhattan Fund              355,636      67,906      2,941         64,965
Millennium Fund              56,414      15,144         59         15,085
Partners Fund             1,613,366     268,162     18,236        249,926
Real Estate Fund             30,399       3,623          2          3,621
Regency Fund                 28,146       3,942        333          3,609
Socially Responsive Fund    154,304      21,446        442         21,004

*  Non-income producing security.
(S)All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
/++/Affiliated issuer (see Note E of Notes to Financial Statements).
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Assets and Liabilities

                                                                                                  ------------------
Neuberger Berman Equity Funds                                                                       Century Fasciano
(000's omitted except per share amounts)                                                               Fund     Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & E)--see Schedule of Investments:
    Unaffiliated issuers                                                                          $ 17,092  $326,345
    Non-controlled affiliated issuers                                                                   --        --
                                                                                                    17,092   326,345
    Cash                                                                                                --        --
    Dividends and interest receivable                                                                   13       119
    Receivable for securities sold                                                                     265        --
    Receivable for Fund shares sold                                                                      9     2,122
    Receivable from administrator-net (Note B)                                                           7        --
    Prepaid expenses and other assets                                                                   --        13
Total Assets                                                                                        17,386   328,599
Liabilities
    Payable for collateral on securities loaned (Note A)                                                --    36,646
    Payable for securities purchased                                                                   325        --
    Payable for Fund shares redeemed                                                                    10       112
    Payable to investment manager (Note B)                                                               7       191
    Payable to administrator-net (Note B)                                                               --        39
    Accrued expenses and other payables                                                                 47       111
Total Liabilities                                                                                      389    37,099
Net Assets at value                                                                               $ 16,997  $291,500
Net Assets consist of:
    Paid-in capital                                                                               $ 52,915  $237,519
    Undistributed (distributions in excess of) net investment income                                    --        --
    Accumulated net realized gains (losses) on investments                                         (37,431)    1,617
    Net unrealized appreciation (depreciation) in value of investments                               1,513    52,364
Net Assets at value                                                                               $ 16,997  $291,500
Net Assets
    Investor Class                                                                                $ 16,997  $277,613
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --    13,887
    Institutional Class                                                                                 --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                   3,136     7,844
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     1,469
    Institutional Class                                                                                 --        --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                                $   5.42  $  35.39
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --      9.45
    Institutional Class                                                                                 --        --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                                          $     --  $ 35,512
    Non-controlled affiliated issuers                                                                   --        --
Total securities on loan, at market value                                                         $     --  $ 35,512
*Cost of investments:
    Unaffiliated issuers                                                                          $ 15,579  $273,981
    Non-controlled affiliated issuers                                                                   --        --
Total cost of investments                                                                         $ 15,579  $273,981

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003


-------------------------------------------------------------------------

      Focus     Genesis    Guardian International   Manhattan Millennium
       Fund        Fund        Fund          Fund        Fund       Fund
$1,455,717  $3,877,434  $1,930,662       $ 88,696  $ 420,601   $  71,499
   255,525   1,672,758          --             --         --          --
 1,711,242   5,550,192   1,930,662         88,696    420,601      71,499
        --       2,566         672          1,115         --          --
       705       1,976       1,089            251         78          10
    14,107      13,216       2,489          1,156      8,320       3,092
     5,610      15,592         883             46         74         243
        --          --          --             --         --          --
        40         102          96              5         29          20
 1,731,704   5,583,644   1,935,891         91,269    429,102      74,864
    63,343     384,935     326,886          4,998     74,761       6,389
     1,575      22,709       3,016          1,845     10,253       2,817
     5,397       7,977       1,675             24        135         898
       622       2,737         630             58        146          43
       400       1,422         397             28         71          42
       420         618         581            140        256          98
    71,757     420,398     333,185          7,093     85,622      10,287
$1,659,947  $5,163,246  $1,602,706       $ 84,176  $ 343,480   $  64,577
$1,294,880  $3,827,475  $1,726,474       $ 96,678  $ 712,389   $ 187,461
     2,152          --         (10)         1,084         --          --
  (107,774)    (73,917)   (363,894)       (24,489)  (434,521)   (138,145)
   470,689   1,409,688     240,136         10,903     65,612      15,261
$1,659,947  $5,163,246  $1,602,706       $ 84,176  $ 343,480   $  64,577
$1,299,960  $1,273,160  $1,297,571       $ 81,986  $ 324,565   $  59,118
   333,044   2,931,657     288,544          2,190     16,742       4,622
    26,943     320,194      16,591             --      2,173         837
        --     638,235          --             --         --          --
    40,276      54,315     100,469          7,082     58,127       5,436
    14,025      87,404      28,357            174      1,943         386
     1,629      16,244       1,445             --        241         104
        --      19,943          --             --         --          --
$    32.28  $    23.44  $    12.92       $  11.58  $    5.58   $   10.88
     23.75       33.54       10.18          12.60       8.62       11.98
     16.54       19.71       11.48             --       9.00        8.04
        --       32.00          --             --         --          --
$   55,351  $  258,575  $  317,985       $  4,851  $  72,650   $   6,205
       223     115,549          --             --         --          --
$   55,574  $  374,124  $  317,985       $  4,851  $  72,650   $   6,205
$1,066,992  $2,944,281  $1,690,522       $ 77,796  $ 354,989   $  56,238
   173,561   1,196,223          --             --         --          --
$1,240,553  $4,140,504  $1,690,522       $ 77,796  $ 354,989   $  56,238

Statements of Assets and Liabilities cont'd

                                                                          ----------------------------------------------------
Neuberger Berman Equity Funds                                                Partners Real Estate  Regency Socially Responsive
(000's omitted except per share amounts)                                         Fund        Fund     Fund                Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & E)--see
    Schedule of Investments:
    Unaffiliated issuers                                                  $1,863,292      $34,020 $31,755             $175,308
    Non-controlled affiliated issuers                                             --           --      --                   --
                                                                           1,863,292       34,020  31,755              175,308
    Cash                                                                          --           --      --                1,504
    Dividends and interest receivable                                            956           32      28                   70
    Receivable for securities sold                                             2,329           --      64                4,080
    Receivable for Fund shares sold                                              744           64      23                  501
    Receivable from administrator-net (Note B)                                    --           --      --                   --
    Prepaid expenses and other assets                                             93            1      --                    9
Total Assets                                                               1,867,414       34,117  31,870              181,472
Liabilities
    Payable for collateral on securities loaned (Note A)                     283,849        2,307     469               16,526
    Payable for securities purchased                                           2,342          569      --                2,899
    Payable for Fund shares redeemed                                           1,494           14      12                  420
    Payable to investment manager (Note B)                                       623           21      14                   75
    Payable to administrator-net (Note B)                                        399            7       7                   41
    Accrued expenses and other payables                                          511           47      41                   40
Total Liabilities                                                            289,218        2,965     543               20,001
Net Assets at value                                                       $1,578,196      $31,152 $31,327             $161,471
Net Assets consist of:
    Paid-in capital                                                       $1,646,551      $26,835 $29,609             $137,676
    Undistributed (distributions in excess of) net investment income             388           --      --                   --
    Accumulated net realized gains (losses) on investments                  (329,443)         655  (2,106)               1,876
    Net unrealized appreciation (depreciation) in value of investments       260,700        3,662   3,824               21,919
Net Assets at value                                                       $1,578,196      $31,152 $31,327             $161,471
Net Assets
    Investor Class                                                        $1,247,151      $    -- $20,072             $132,795
    Trust Class                                                              301,056       31,152  11,255               28,676
    Advisor Class                                                             29,989           --      --                   --
    Institutional Class                                                           --           --      --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            64,886           --   1,653                7,159
    Trust Class                                                               20,328        2,711   1,061                2,241
    Advisor Class                                                              2,339           --      --                   --
    Institutional Class                                                           --           --      --                   --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    19.22      $    -- $ 12.14             $  18.55
    Trust Class                                                                14.81        11.49   10.61                12.79
    Advisor Class                                                              12.82           --      --                   --
    Institutional Class                                                           --           --      --                   --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                  $  277,579      $ 2,240 $   460             $ 15,824
    Non-controlled affiliated issuers                                             --           --      --                   --
Total securities on loan, at market value                                 $  277,579      $ 2,240 $   460             $ 15,824
*Cost of investments:
    Unaffiliated issuers                                                  $1,602,592      $30,358 $27,931             $153,385
    Non-controlled affiliated issuers                                             --           --      --                   --
Total cost of investments                                                 $1,602,592      $30,358 $27,931             $153,385

See Notes to Financial Statements

                                      58

                  This page has been left blank intentionally

Statements of Operations

                                        --------------------------------------

Neuberger Berman Equity Funds            Century Fasciano      Focus   Genesis
                                            Fund     Fund       Fund      Fund

(000's omitted)
Investment Income
Income:
Dividend income--unaffiliated
 issuers                                $   127   $ 1,731  $ 13,485  $ 22,467
Dividend income--non-controlled
 affiliated issuers                          --        --        --     6,154
Interest income (Note A)                      2       198       165     3,165
Income from securities loaned-net             8        61       284       484
Foreign taxes withheld (Note A)              (1)       --        --        --
Total income                                136     1,990    13,934    32,270
Expenses:
Investment management fee (Note B)           84     1,914     6,288    28,350
Administration fee (Note B):
     Investor Class                          40       335     2,588     2,814
     Trust Class                             --        --       993     9,404
     Advisor Class                           --        17        73     1,099
     Institutional Class                     --        --        --       758
Distribution fees (Note B):
     Trust Class                             --        --       248        --
     Advisor Class                           --        11        46       687
Shareholder servicing agent fees:
     Investor Class                          81       238       784       885
     Trust Class                             --        --        24        41
     Advisor Class                           --         6        20        23
     Institutional Class                     --        --        --        19
Amortization of deferred
 organization and initial offering
 expenses (Note A)                           --        --        --        --
Auditing fees                                10        37        59        67
Custodian fees (Note B)                      37       104       234       636
Insurance expense                            --         5        35        90
Legal fees                                   24        27        23        22
Registration and filing fees                 22        53        76       186
Reimbursement of expenses
 previously assumed by
 administrator (Note B)                      --         4        --        --
Shareholder reports                           5        41       168       668
Trustees' fees and expenses                  32        33        35        41
Miscellaneous                                 4        19        89       258
Total expenses                              339     2,844    11,783    46,048

Expenses reimbursed by
 administrator and/or reduced by
 custodian fee expense offset
 arrangement (Note B)                      (107)       --        (1)      (89)
Total net expenses                          232     2,844    11,782    45,959
Net investment income (loss)                (96)     (854)    2,152   (13,689)
Realized and Unrealized Gain
 (Loss) on Investments
Net realized gain (loss) on
 investment securities sold in
 unaffiliated issuers                    (1,811)    4,584   (57,669)  (10,848)
Net realized gain (loss) on
 investment securities sold in
 non-controlled affiliated issuers           --        --    (9,612)  (47,084)
Net realized gain (loss) on
 financial futures contracts (Note
 A)                                          --        --        --        --
Net realized gain (loss) on
 foreign currency (Note A)                   --        --        --        --
Change in net unrealized
 appreciation (depreciation) in
 value of:
     Investment securities (Note A)       3,535    29,478   524,317   884,108
     Financial futures contracts
      (Note A)                               --        --        --        --
     Foreign currency (Note A)               --        --        --        --
Net gain (loss) on investments            1,724    34,062   457,036   826,176
Net increase (decrease) in net
 assets resulting from operations       $ 1,628   $33,208  $459,188  $812,487

See Notes to Financial Statements


                            NEUBERGER BERMAN FOR THE YEAR ENDED AUGUST 31, 2003

---------------------------------------------------------------------------------------------
  Guardian International  Manhattan  Millennium    Partners Real Estate  Regency    Socially
      Fund          Fund       Fund        Fund        Fund        Fund     Fund  Responsive
                                                                                        Fund

$  19,750        $ 2,110   $    586    $     90  $  13,415       $1,007   $  323     $ 1,389
       --             --         --          --         --           --       --          --
      727             25         82          19        185           11       15          80
      450             29        382         271        451            3       10          44
     (385)          (173)        (9)         --        (38)          (3)      (1)        (26)
   20,542          1,991      1,041         380     14,013        1,018      347       1,487
    7,332            625      1,677         490      7,052          187      157         674
    3,116            188        759         140      2,938           --       45         269
    1,160              5         60          15      1,100           88       46          76
       61             --          8           1        109           --       --          --
       --             --         --          --         --           --       --          --
      290             --         --           3        275           22       11          19
       38             --          5           1         68           --       --          --
    1,325            113        578         161      1,004           --       26          93
       22             18         20          18         23           13       18          20
       18             --         18           6         19           --       --          --
       --             --         --          --         --           --       --          --
       --             --         --          --         --           48       --          --
       59             46         37          15         58           20       16          20
      302            189        137          88        279           28       51          77
       44              2          8           2         39           --        1           2
       20             18         19          22         19           15       19          17
       89             40         61          63         67           22       46          43
       --             --         --          --         --           --       --          --
      245             13         47          15        193            7        8          15
       35             32         33          32         35           32       32          32
      110              7         27           8        103            4        4          11
   14,266          1,296      3,494       1,080     13,381          486      480       1,368

       --            (38)       (15)        (67)        --         (153)     (47)         (4)
   14,266          1,258      3,479       1,013     13,381          333      433       1,364
    6,276            733     (2,438)       (633)       632          685      (86)        123
 (213,917)        (7,343)   (30,232)    (15,790)  (187,861)         780       65       5,440
       --             --         --          --         --           --       --          --
   (2,895)           (33)        --          --         --           --       --          --
       10            179         --          --         --           --       --           4
  378,248         13,540     86,705      23,986    390,305        3,710    3,905      23,161
    3,016             --         --          --         --           --       --          --
       (4)            15         --          --         --           --       --          (4)
  164,458          6,358     56,473       8,196    202,444        4,490    3,970      28,601
$ 170,734        $ 7,091   $ 54,035    $  7,563  $ 203,076       $5,175   $3,884     $28,724

Statements of Changes in Net Assets

                                                                                       CENTURY FUND
                                                                                  -----------------------
Neuberger Berman Equity Funds                                                           Year        Year
                                                                                       Ended       Ended
                                                                                  August 31,  August 31,
                                                                                       2003        2002
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                         $   (96)    $  (142)
Net realized gain (loss) on investments                                               (1,811)     (5,049)
Change in net unrealized appreciation (depreciation) of investments                    3,535         541
Net increase (decrease) in net assets resulting from operations                        1,628      (4,650)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Net realized gain on investments:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Tax return of capital:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Total distributions to shareholders                                                       --          --
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                         3,181       7,106
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Payments for shares redeemed:
Investor Class                                                                        (3,347)     (5,526)
Trust Class                                                                               --      (1,046)
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Net increase (decrease) from Fund share transactions                                    (166)        534
Effect of Tax-Free Reorganization (Note G)                                                --       1,103
Net Increase (Decrease) in Net Assets                                                  1,462      (3,013)
Net Assets:
Beginning of period                                                                   15,535      18,548
End of period                                                                        $16,997     $15,535
Undistributed (distributions in excess of) net investment income at end of period    $    --     $    --

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003



     FASCIANO FUND            FOCUS FUND             GENESIS FUND
-----------------------------------------------------------------------

      Year        Year         Year        Year        Year        Year
     Ended       Ended        Ended       Ended       Ended       Ended
August 31,  August 31,   August 31,  August 31,  August 31,  August 31,
      2003        2002         2003        2002        2003        2002
 $    (854)   $ (1,023) $    2,152  $     (310) $  (13,689) $   (1,952)
     4,584      (2,967)    (67,281)    (37,010)    (57,932)     16,624
    29,478     (10,956)    524,317    (579,937)    884,108     (20,148)
    33,208     (14,946)    459,188    (617,257)    812,487      (5,476)
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --      (6,182)         --    (105,368)     (3,726)    (29,209)
        --          --          --     (26,008)     (7,994)    (48,682)
        --          --          --      (1,420)       (973)     (5,717)
        --          --          --          --      (1,664)    (10,829)
        --         (51)         --        (106)         --          --
        --          --          --         (26)         --          --
        --          --          --          (2)         --          --
        --      (6,233)         --    (132,930)    (14,357)    (94,437)
   179,821     102,957     346,786     209,128     226,046     411,020
        --          --     196,025     165,078     944,062   1,597,955
    13,122       1,084      13,968      13,243     115,331     219,420
        --          --          --          --     192,357     195,478

        --       6,090          --      93,397       3,547      27,951
        --          --          --      25,815       7,753      46,184
        --          --          --       1,377         951       5,613
        --          --          --          --       1,613      10,759

  (148,255)    (77,144)   (434,725)   (303,497)   (221,614)   (338,469)
        --          --    (200,842)   (190,419)   (702,015)   (860,914)
    (1,380)        (85)    (10,159)    (11,708)   (142,512)    (85,739)
        --          --          --          --    (115,262)   (100,279)
    43,308      32,902     (88,947)      2,414     310,257   1,128,979
        --          --          --          --          --          --
    76,516      11,723     370,241    (747,773)  1,108,387   1,029,066

   214,984     203,261   1,289,706   2,037,479   4,054,859   3,025,793
 $ 291,500    $214,984  $1,659,947  $1,289,706  $5,163,246  $4,054,859
 $      --    $     --  $    2,152  $       --  $       --  $       --

Statements of Changes in Net Assets cont'd

                                                            CENTURY FUND
                                                       -----------------------

Neuberger Berman Equity Funds                                Year        Year
                                                            Ended       Ended
                                                       August 31,  August 31,
                                                             2003        2002
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                                654       1,361
Trust Class                                                    --          --
Advisor Class                                                  --          --
Institutional Class                                            --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                 --          --
Trust Class                                                    --          --
Advisor Class                                                  --          --
Institutional Class                                            --          --
Redeemed:
Investor Class                                               (694)       (885)
Trust Class                                                    --        (154)
Advisor Class                                                  --          --
Institutional Class                                            --          --
Net increase (decrease) in shares outstanding                 (40)        322

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003


     FASCIANO FUND            FOCUS FUND             GENESIS FUND
-----------------------------------------------------------------------

      Year        Year        Year        Year        Year        Year
     Ended       Ended       Ended       Ended       Ended       Ended
August 31,  August 31,  August 31,  August 31,  August 31,  August 31,
      2003        2002        2003        2002        2003        2002
     5,804       2,995      14,149       6,673      11,255      20,089
        --          --      10,704       7,052      32,424      53,745
     1,521         121       1,128         853       6,793      12,627
        --          --          --          --       7,027       6,951
        --         189          --       2,775         179       1,426
        --          --          --       1,040         273       1,646
        --          --          --          79          57         339
        --          --          --          --          60         404
    (4,823)     (2,312)    (18,330)     (9,821)    (11,098)    (17,003)
        --          --     (11,361)     (8,346)    (24,651)    (29,696)
      (162)        (11)       (831)       (709)     (8,564)     (5,158)
        --          --          --          --      (4,151)     (3,657)
     2,340         982      (4,541)       (404)      9,604      41,713

Statements of Changes in Net Assets cont'd

                                                                                       GUARDIAN FUND
                                                                                  -----------------------
Neuberger Berman Equity Funds                                                            Year        Year
                                                                                        Ended       Ended
                                                                                   August 31,  August 31,
                                                                                        2003        2002
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                      $    6,276  $   18,304
Net realized gain (loss) on investments                                             (216,802)   (114,705)
Change in net unrealized appreciation (depreciation) of investments                  381,260    (321,607)
Net increase (decrease) in net assets resulting from operations                      170,734    (418,008)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                        (5,659)    (15,944)
Trust Class                                                                           (1,594)     (3,128)
Advisor Class                                                                            (73)        (91)
Institutional Class                                                                       --          --
Net realized gain on investments:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Tax return of capital:
Investor Class                                                                        (1,104)         --
Trust Class                                                                             (277)         --
Advisor Class                                                                            (14)         --
Total distributions to shareholders                                                   (8,721)    (19,163)
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                        93,413      89,876
Trust Class                                                                           74,235      73,381
Advisor Class                                                                          1,775       2,368
Institutional Class                                                                       --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                         6,244      14,739
Trust Class                                                                            1,856       3,094
Advisor Class                                                                             87          91
Institutional Class                                                                       --          --
Payments for shares redeemed:
Investor Class                                                                      (269,609)   (422,295)
Trust Class                                                                         (152,914)   (208,277)
Advisor Class                                                                         (3,836)     (5,363)
Institutional Class                                                                       --          --
Net increase (decrease) from Fund share transactions                                (248,749)   (452,386)
Effect of Tax-Free Reorganization (Note G)                                                --          --
Net Increase (Decrease) in Net Assets                                                (86,736)   (889,557)
Net Assets:
Beginning of period                                                                1,689,442   2,578,999
End of period                                                                     $1,602,706  $1,689,442
Undistributed (distributions in excess of) net investment income at end of period $      (10) $    1,029

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003


  INTERNATIONAL FUND        MANHATTAN FUND          MILLENNIUM FUND
-----------------------------------------------------------------------

      Year        Year        Year        Year        Year        Year
     Ended       Ended       Ended       Ended       Ended       Ended
August 31,  August 31,  August 31,  August 31,  August 31,  August 31,
      2003        2002        2003        2002        2003        2002
  $    733    $    267   $  (2,438)  $  (3,101)  $    (633)  $  (1,109)
    (7,197)    (12,849)    (30,232)   (117,314)    (15,790)    (28,630)
    13,555       3,542      86,705     (14,083)     23,986      (8,214)
     7,091      (9,040)     54,035    (134,498)      7,563     (37,953)
      (211)       (159)         --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --          --          --          --          --          --
        --        (318)         --      (3,495)         --          --
        --          (4)         --        (202)         --          --
        --          --          --         (13)         --          --
        --          --          --          --          --          --
        --          --          --        (236)         --          --
        --          --          --         (15)         --          --
        --          --          --          (1)         --          --
      (211)       (481)         --      (3,962)         --          --
    19,807      27,669     121,795     125,777     136,381     153,693
    10,927       2,211      22,572      16,571       5,881       3,287
        --          --       1,129       1,162       3,459         286
        --          --          --          --          --          --
       192         448          --       3,536          --          --
        --           4          --         216          --          --
        --          --          --          13          --          --
        --          --          --          --          --          --
   (21,746)    (39,767)   (148,874)   (216,619)   (147,354)   (173,179)
    (9,956)     (3,006)    (26,590)    (22,674)     (6,097)     (4,332)
        --          --      (1,099)       (503)     (2,902)         --
        --          --          --          --          --          --
      (776)    (12,441)    (31,067)    (92,521)    (10,632)    (20,245)
        --          --          --          --          --          --
     6,104     (21,962)     22,968    (230,981)     (3,069)    (58,198)
    78,072     100,034     320,512     551,493      67,646     125,844
  $ 84,176    $ 78,072   $ 343,480   $ 320,512   $  64,577   $  67,646
  $  1,084    $    202   $      --   $      --   $      --   $      --

Statements of Changes in Net Assets cont'd

                                                            GUARDIAN FUND
                                                       -----------------------

Neuberger Berman Equity Funds                                Year        Year
                                                            Ended       Ended
                                                       August 31,  August 31,
                                                             2003        2002
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                              8,292       6,528
Trust Class                                                 8,401       6,865
Advisor Class                                                 176         194
Institutional Class                                            --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                592       1,114
Trust Class                                                   224         294
Advisor Class                                                   9           8
Institutional Class                                            --          --
Redeemed:
Investor Class                                            (24,409)    (31,477)
Trust Class                                               (17,123)    (19,564)
Advisor Class                                                (391)       (439)
Institutional Class                                            --          --
Net increase (decrease) in shares outstanding             (24,229)    (36,477)

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003


  INTERNATIONAL FUND        MANHATTAN FUND          MILLENNIUM FUND
-----------------------------------------------------------------------

      Year        Year        Year        Year        Year        Year
     Ended       Ended       Ended       Ended       Ended       Ended
August 31,  August 31,  August 31,  August 31,  August 31,  August 31,
      2003        2002        2003        2002        2003        2002
     1,995       2,480      25,504      21,317      15,579      12,007
     1,030         186       3,025       1,848         580         220
        --          --         147         127         463          29
        --          --          --          --          --          --
        20          40          --         540          --          --
        --          --          --          22          --          --
        --          --          --           1          --          --
        --          --          --          --          --          --
    (2,211)     (3,557)    (31,306)    (36,040)    (16,892)    (13,479)
      (939)       (250)     (3,590)     (2,486)       (611)       (301)
        --          --        (143)        (54)       (388)         --
        --          --          --          --          --          --
      (105)     (1,101)     (6,363)    (14,725)     (1,269)     (1,524)

Statements of Changes in Net Assets cont'd

                                                                                       PARTNERS FUND
                                                                                  -----------------------
Neuberger Berman Equity Funds
                                                                                         Year        Year
                                                                                        Ended       Ended
                                                                                   August 31,  August 31,
                                                                                        2003        2002
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                      $      632  $    2,324
Net realized gain (loss) on investments                                             (187,861)   (137,689)
Change in net unrealized appreciation (depreciation) of investments                  390,305    (197,776)
Net increase (decrease) in net assets resulting from operations                      203,076    (333,141)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                        (2,097)     (6,328)
Trust Class                                                                               --        (833)
Advisor Class                                                                             --          --
Institutional Class                                                                       --          --
Net realized gain on investments:
Investor Class                                                                            --     (30,058)
Trust Class                                                                               --      (8,055)
Advisor Class                                                                             --        (742)
Institutional Class                                                                       --          --
Tax return of capital:
Investor Class                                                                            --          --
Trust Class                                                                               --          --
Advisor Class                                                                             --          --
Total distributions to shareholders                                                   (2,097)    (46,016)
From Fund Share Transactions:
Proceeds from shares sold (Note G):
Investor Class                                                                       100,343      54,026
Trust Class                                                                           76,294     100,772
Advisor Class                                                                          5,093      10,983
Institutional Class                                                                       --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                         2,006      34,935
Trust Class                                                                               --       8,835
Advisor Class                                                                             --         741
Institutional Class                                                                       --          --
Payments for shares redeemed:
Investor Class                                                                      (226,631)   (275,412)
Trust Class                                                                         (125,352)   (179,610)
Advisor Class                                                                         (8,726)    (17,458)
Institutional Class                                                                       --          --
Net increase (decrease) from Fund share transactions                                (176,973)   (262,188)
Effect of Tax-Free Reorganization (Note G)                                                --          --
Net Increase (Decrease) in Net Assets                                                 24,006    (641,345)
Net Assets:
Beginning of period                                                                1,554,190   2,195,535
End of period                                                                     $1,578,196  $1,554,190
Undistributed (distributions in excess of) net investment income at end of period $      388  $    2,095

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003



       REAL ESTATE FUND             REGENCY FUND       SOCIALLY RESPONSIVE FUND
-------------------------------------------------------------------------------

                  Period from
                  May 1, 2002
      Year      (Commencement        Year        Year        Year         Year
     Ended  of Operations) to       Ended       Ended       Ended        Ended
August 31,         August 31,  August 31,  August 31,  August 31,   August 31,
      2003               2002        2003        2002        2003         2002
  $    685            $   108     $   (86)   $    (21)   $    123     $    192
       780               (106)         65      (1,963)      5,444       (3,125)
     3,710                (48)      3,905      (1,872)     23,157      (10,538)
     5,175                (46)      3,884      (3,856)     28,724      (13,471)
        --                 --          --         (12)       (158)        (260)
      (822)               (62)         --         (19)         (2)          --
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --          --      (1,735)         --       (7,224)
        --                 --          --      (2,411)         --       (2,526)
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --          --          (7)         --         (233)
        --                 --          --         (10)         --          (82)
        --                 --          --          --          --           --
      (822)               (62)         --      (4,194)       (160)     (10,325)
        --                 --       4,971       9,449      97,683       15,962
    25,818             12,687         490         320      22,010        9,634
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --          --       1,694         144        7,454
       722                 21          --       2,438           2        2,568
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --      (4,280)     (7,077)    (60,480)     (23,563)
   (11,920)              (421)     (3,891)    (10,067)    (10,192)     (20,646)
        --                 --          --          --          --           --
        --                 --          --          --          --           --
    14,620             12,287      (2,710)     (3,243)     49,167       (8,591)
        --                 --          --          --          --           --
    18,973             12,179       1,174     (11,293)     77,731      (32,387)
    12,179                 --      30,153      41,446      83,740      116,127
  $ 31,152            $12,179     $31,327    $ 30,153    $161,471     $ 83,740
  $     --            $    71     $    --    $     --    $     --     $     --

Statements of Changes in Net Assets cont'd

                                                            PARTNERS FUND
                                                       -----------------------


Neuberger Berman Equity Funds
                                                             Year        Year
                                                            Ended       Ended
                                                       August 31,  August 31,
                                                             2003        2002
(000's omitted)
Number of Fund Shares:
Sold:
Investor Class                                              6,033       2,752
Trust Class                                                 5,869       6,611
Advisor Class                                                 444         813
Institutional Class                                            --          --
Issued on reinvestment of dividends and distributions:
Investor Class                                                125       1,742
Trust Class                                                    --         572
Advisor Class                                                  --          55
Institutional Class                                            --          --
Redeemed:
Investor Class                                            (13,849)    (14,154)
Trust Class                                               (10,054)    (11,950)
Advisor Class                                                (792)     (1,324)
Institutional Class                                            --          --
Net increase (decrease) in shares outstanding             (12,224)    (14,883)

See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2003


       REAL ESTATE FUND             REGENCY FUND       SOCIALLY RESPONSIVE FUND
-------------------------------------------------------------------------------

                  Period from
                  May 1, 2002
      Year      (Commencement        Year        Year        Year         Year
     Ended  of Operations) to       Ended       Ended       Ended        Ended
August 31,         August 31,  August 31,  August 31,  August 31,   August 31,
      2003               2002        2003        2002        2003         2002
        --                 --         472         812       5,960          909
     2,588              1,284          53          32       1,932          788
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --          --         153           9          424
        73                  2          --         251          --          211
        --                 --          --          --          --           --
        --                 --          --          --          --           --
        --                 --        (401)       (623)     (3,435)      (1,337)
    (1,192)               (44)       (444)     (1,082)       (872)      (1,987)
        --                 --          --          --          --           --
        --                 --          --          --          --           --
     1,469              1,242        (320)       (457)      3,594         (992)

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Advisor Classes of Fasciano and Millennium, and the Trust Class of Real Estate had no operations until May 24, 2002, May 3, 2002 and May 1, 2002, respectively, other than matters relating to their organization and registration of their shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are

                                               NEUBERGER BERMAN AUGUST 31, 2003

     recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2003 were $5,746,839, $30,215,255, $1,153,474, and $12,160 for Focus, Guardian,
     Partners, and Socially Responsive, respectively.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At August 31, 2003, the capital loss carryforwards for each Fund were as follows:

                                         Expiring in:
                             2008        2009         2010         2011
         Century/(1)/  $3,239,905 $18,886,740 $  9,229,871 $  4,938,464
         Focus                                  23,343,649   26,584,771
         Guardian                               45,760,276  313,121,547
         International                           6,773,087   13,304,956
         Manhattan                             323,654,143  102,695,625
         Millennium                27,997,365   71,963,076   33,014,006
         Partners                               34,488,256  172,806,906
         Regency                                 1,771,919      118,267

     (1)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology")(see Note G). The use of these losses to offset future gains may be limited in a given year.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets in the Statements of Assets and Liabilities.

Notes to Financial Statements Equity Funds cont'd


     The tax character of distributions paid during the periods ended August 31, 2003 and 2002 were as follows:

     Distributions Paid From:

                                                        Long-Term              Tax Return of
                           Ordinary Income          Capital Gain               Capital                                   Total
                          2003           2002           2003            2002         2003        2002           2003            2002
Century             $       --    $        --    $        --    $         --   $       --    $     --    $        --    $         --
Fasciano                    --             --             --       6,181,969           --      51,008             --       6,232,977
Focus                       --      4,693,887             --     128,102,051           --     134,242             --     132,930,180
Genesis                     --     25,651,142     14,356,489      68,786,286           --          --     14,356,489      94,437,428
Guardian             7,325,908     19,162,965             --              --    1,395,412          --      8,721,320      19,162,965
International          211,508        481,213             --              --           --          --        211,508         481,213
Manhattan                   --             --             --       3,710,184           --     251,980             --       3,962,164
Millennium                  --             --             --              --           --          --             --              --
Partners             2,096,535      7,326,158             --      38,690,199           --          --      2,096,535      46,016,357
Real Estate            822,376         62,222             --              --           --          --        822,376          62,222
Regency                     --      2,099,213             --       2,078,607           --      16,614             --       4,194,434
Socially Responsive    127,372      1,590,778         32,686       8,419,091           --     315,227        160,058      10,325,096

     As of August 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                    Undistributed       Undistributed           Unrealized                 Loss
                         Ordinary           Long-Term         Appreciation        Carryforwards
                           Income                Gain       (Depreciation)        and Deferrals                 Total
Century                $       --          $       --       $    1,093,153       $ (37,011,698)       $  (35,918,545)
Fasciano                       --           1,617,561           52,364,209                  --            53,981,770
Focus                   2,152,464                  --          463,329,170        (100,414,356)          365,067,278
Genesis                        --           2,697,420        1,408,300,617         (75,227,297)        1,335,770,740
Guardian                       --                  --          240,105,044        (363,873,819)         (123,768,775)
International           1,146,753                  --           10,826,104         (24,475,289)          (12,502,432)
Manhattan                      --                  --           64,965,765        (433,875,238)         (368,909,473)
Millennium                     --                  --           15,085,564        (137,968,674)         (122,883,110)
Partners                  387,837                  --          249,926,460        (318,669,022)          (68,354,725)
Real Estate               385,905             310,192            3,621,361                  --             4,317,458
Regency                        --                  --            3,608,561          (1,890,186)            1,718,375
Socially Responsive            --           2,795,211           20,999,998                  --            23,795,209

     The difference between book basis and tax basis is attributable primarily to net operating losses, post October losses, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain
     (loss) on certain forward foreign currency contracts.

8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the

                                               NEUBERGER BERMAN AUGUST 31, 2003

     current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the year ended August 31, 2003:

                                                     Value When
               Focus                          Number    Written
               Contracts outstanding 8/31/02      0   $       0
               Contracts written              5,000     460,000
               Contracts expired                  0           0
               Contracts exercised           (5,000)   (460,000)
               Contracts closed                   0           0
                                             ------   ---------
               Contracts outstanding 8/31/03      0   $       0
                                             ------   ---------

10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Notes to Financial Statements Equity Funds cont'd


     During the year ended August 31, 2003, Century, Fasciano, Focus, Genesis, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive did not enter into any financial futures contracts. During the year ended August 31, 2003, Guardian and International entered into various financial futures contracts. At August 31, 2003, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Funds under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At August 31, 2003, the Funds had not paid Management any fees under the Agreement.

     Prior to April 17, 2003, the Funds had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds received cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Funds received a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statements of Operations.

                                               NEUBERGER BERMAN AUGUST 31, 2003


13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 Organization expenses: Organization expenses incurred by Real Estate were fully amortized as of August 31, 2003.

15 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the year ended August 31, 2003, the Investor and Trust Classes of International and the Trust Class of Real Estate received $199,801, $13,285 and $4,173, respectively, in redemption fees.

16   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional
     Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Funds. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Funds do not pay Management an investment management fee associated with their investment in the Cash Fund. Income earned on the investment is reflected in the Statements of Operations under the caption Interest income. The following table shows the income earned on this investment during the year ended August 31, 2003:

                                          Income Earned on
                      (000's omitted)        the Cash Fund
                      Century                       $    2
                      Fasciano                         198
                      Focus                            165
                      Genesis                        3,139
                      Guardian                         723
                      International                     10
                      Manhattan                         82
                      Millennium                        19
                      Partners                         183
                      Real Estate                       11
                      Regency                           15
                      Socially Responsive               --

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Notes to Financial Statements Equity Funds cont'd


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First     Next     Next     Next     Next     Next     Next    Next
                       $250     $250     $250     $250     $500     $500     $500    $1.5
                    million  million  million  million  million  million  million billion Thereafter
Century                0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
Fasciano               0.85%    0.85%   0.825%   0.825%    0.80%   0.775%   0.75%  0.725%   0.725%
Focus                  0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
Genesis                0.85%    0.80%    0.75%    0.70%    0.65%    0.65%   0.65%   0.65%    0.65%
Guardian               0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
International          0.85%   0.825%    0.80%   0.775%    0.75%   0.725%  0.725%   0.70%    0.70%
Manhattan              0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
Millennium             0.85%    0.80%    0.75%    0.70%    0.65%    0.65%   0.65%   0.65%    0.65%
Partners               0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
Real Estate            0.85%    0.85%    0.85%    0.85%    0.85%    0.85%   0.85%   0.85%    0.85%
Regency                0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%
Socially Responsive    0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%    0.40%

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted distribution plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution

                                               NEUBERGER BERMAN AUGUST 31, 2003

     fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                  Reimbursement
                                                                           from
                                                                     Management
                                                                   for the Year
                                            Expense                       Ended
Class                                Limitation/(1)/ Expiration August 31, 2003
Century Fund Investor Class                    1.50%   12/31/12        $107,011
Fasciano Fund Advisor Class                    1.90%   12/31/12              --
Focus Fund Trust Class                         1.50%   12/31/05              --
Focus Fund Advisor Class                       1.50%   12/31/14              --
Genesis Fund Trust Class                       1.50%   12/31/05              --
Genesis Fund Advisor Class                     1.50%   12/31/14              --
Genesis Fund Institutional Class               0.85%   12/31/14          87,885
Guardian Fund Trust Class                      1.50%   12/31/05              --
Guardian Fund Advisor Class                    1.50%   12/31/14              --
International Fund Investor Class              1.70%   12/31/05          24,233
International Fund Trust Class                 2.00%   12/31/12          14,156
Manhattan Fund Trust Class                     1.50%   12/31/05              --
Manhattan Fund Advisor Class                   1.50%   12/31/14          14,672
Millennium Fund Investor Class                 1.75%   12/31/05          42,660
Millennium Fund Trust Class                    1.75%   12/31/14          18,740
Millennium Fund Advisor Class                  1.90%   12/31/12           5,719
Partners Fund Trust Class                      1.50%   12/31/05              --
Partners Fund Advisor Class                    1.50%   12/31/14              --
Real Estate Fund Trust Class                   1.50%   12/31/12         152,347
Regency Fund Investor Class                    1.50%   12/31/12          11,078
Regency Fund Trust Class                       1.50%   12/31/12          36,356
Socially Responsive Fund Trust Class           1.50%   12/31/05              --

     (1)Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2003, the

Notes to Financial Statements Equity Funds cont'd

     Advisor Class of Fasciano reimbursed Management $3,885 under this agreement. At August 31, 2003, contingent liabilities to Management under the agreement were as follows:

                   Century Fund Investor Class       $233,581
                   Genesis Fund Institutional Class   180,058
                   International Fund Investor Class   24,233
                   International Fund Trust Class      24,782
                   Manhattan Fund Advisor Class        24,343
                   Millennium Fund Investor Class      42,660
                   Millennium Fund Trust Class         26,247
                   Millennium Fund Advisor Class        9,733
                   Real Estate Fund Trust Class       253,688
                   Regency Fund Investor Class         28,134
                   Regency Fund Trust Class           132,931

     Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $0, $101, $770, $570, $374, $31, $62, $48, $1, $226, $1, and $4,182 for
     Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Note C--Securities Transactions:

     During the year ended August 31, 2003, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                   (000's omitted)      Purchases      Sales
                   Century             $   17,577 $   17,523
                   Fasciano                56,379     49,895
                   Focus                  303,313    445,009
                   Genesis              1,025,205    659,916
                   Guardian             1,631,832  1,785,866
                   International           65,181     65,388
                   Manhattan              439,305    467,703
                   Millennium             136,927    147,289
                   Partners               932,269  1,123,604
                   Real Estate             32,383     18,142
                   Regency                 20,014     22,923
                   Socially Responsive    118,687     72,056

                                               NEUBERGER BERMAN AUGUST 31, 2003


     During the year ended August 31, 2003, International had entered into various contracts to deliver currencies at specified future dates. At August 31, 2003, there were no open contracts.

     During the year ended August 31, 2003, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                  Other
                  (000's omitted)     Neuberger Brokers  Total
                  Century                $   24  $   18 $   42
                  Fasciano                   58     113    171
                  Focus                   1,380   1,011  2,391
                  Genesis                 1,106   2,133  3,239
                  Guardian                1,116   1,403  2,519
                  International               1     266    267
                  Manhattan                 336     793  1,129
                  Millennium                 72     394    466
                  Partners                2,044   1,558  3,602
                  Real Estate                31      69    100
                  Regency                    52      23     75
                  Socially Responsive       213      66    279

     The Funds have entered into a commission recapture program, which enables them to pay some of their operational expenses by recouping a portion of the commissions paid to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency, or accounting services.

     Note D--Line of Credit:

     At August 31, 2003, each Fund (except International) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2003. During the year ended August 31, 2003, none of the Funds utilized this line of credit.

     On September 10, 2003, the Board of Trustees of Neuberger Berman Equity Funds approved the reduction in the above line of credit from $200,000,000 to $150,000,000, effective September 26, 2003.

     At August 31, 2003, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an

Notes to Financial Statements Equity Funds cont'd

     individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2003, nor had it utilized this line of credit at any time prior to that date.

     Note E--Investments In Non-Controlled Affiliates*:

                               Balance of                                     Balance of                            Dividends
                                   Shares           Gross         Gross           Shares                          Included in
                                     Held       Purchases         Sales             Held           Value    Dividend Income--
Focus                          August 31,            and           and       August 31,      August 31,       Non-Controlled
Name of Issuer                       2002       Additions    Reductions             2003            2003           Affiliates
Furniture Brands International  3,040,000          67,000       177,000        2,930,000    $ 83,945,000             $     --
International Rectifier         3,225,000         569,900       207,200        3,587,700     149,212,000                   --
MemberWorks Inc.                        0         619,600             0          619,600      22,368,000                   --

                               Balance of                                     Balance of                            Dividends
                                   Shares           Gross         Gross           Shares                          Included in
                                     Held       Purchases         Sales             Held           Value    Dividend Income--
Genesis                        August 31,             and           and       August 31,      August 31,       Non-Controlled
Name of Issuer                       2002       Additions    Reductions             2003            2003           Affiliates
Actel Corp.                     1,448,600         169,400            --        1,618,000    $ 47,391,000             $     --
AFC Enterprises**               1,577,000          30,000     1,607,000               --              --                   --
Annuity and Life Re**           1,449,600              --     1,449,600               --              --               72,000
AptarGroup Inc.                 3,428,600              --            --        3,428,600     134,264,000              857,000
Black Box                       1,017,800         138,000            --        1,155,800      54,438,000              161,000
CEC Entertainment               1,491,100         555,200            --        2,046,300      80,256,000                   --
Church & Dwight                 2,746,000       1,070,200            --        3,816,200     121,928,000              927,000
Concerto Software                 826,400              --            --          826,400       7,322,000                   --
Dionex Corp.                    1,095,800              --            --        1,095,800      42,933,000                   --
East West Bancorp                 636,400         824,200            --        1,460,600      64,792,000              324,000
Electronics for Imaging         3,274,400         216,000            --        3,490,400      74,764,000                   --
EMCOR Group**                     702,900          92,400       795,300               --              --                   --
Engineered Support Systems        760,900         639,450            --        1,400,350      82,145,000               44,000
The First Years                   475,500              --            --          475,500       6,186,000               57,000
Haemonetics Corp.               1,897,600          80,000            --        1,977,600      41,945,000                   --
Hancock Fabrics                 1,286,800         330,100            --        1,616,900      27,520,000              494,000
IDEXX Laboratories              1,888,200         301,700            --        2,189,900      91,122,000                   --
IHOP Corp.                      1,093,400          50,000            --        1,143,400      40,293,000              572,000
Kaydon Corp.**                  1,558,600              --       955,300          603,300      15,511,000              626,000
K-V Pharmaceutical              1,566,700         400,000            --        1,966,700      64,213,000                   --
ManTech International           1,117,800         974,300            --        2,092,100      47,763,000                   --
Matthews International          1,337,800         428,000            --        1,765,800      46,988,000              156,000
Mentor Corp.                    2,153,000       2,373,000            --        4,526,000     104,596,000              328,000
OceanFirst Financial              793,650              --            --          793,650      20,325,000              603,000
R.H. Donnelley                  1,860,900              --        55,000        1,805,900      74,764,000                   --
Simpson Manufacturing           1,521,800              --            --        1,521,800      72,438,000                   --
TierOne Corp.                          --       1,207,500            --        1,207,500      26,867,000                   --
United Defense Industries       2,375,300         824,400            --        3,199,700      90,552,000                   --
United Stationers               1,533,000         225,000            --        1,758,000      71,445,000                   --
Wallace Computer Services**     2,829,200              --     2,829,200               --              --              933,000
Zebra Technologies              1,549,800         977,400            --        2,527,200     135,508,000                   --

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At August 31, 2003, the issuers of these securities were no longer affiliated with the Fund.

                                               NEUBERGER BERMAN AUGUST 31, 2003


     Note F--Cessation of Operations:

     On October 2, 2001, the Board of Trustees of Neuberger Berman Equity Funds approved the cessation of the operations of the Trust Classes of Century and Technology. The Trust Classes of Century and Technology ceased operations on December 14, 2001 and January 15, 2002, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not holding through a qualified retirement vehicle.

     Note G--Mergers and Reorganizations:

     On August 2, 2002, Century acquired all of the net assets of Technology pursuant to a plan of reorganization approved by the Board of Trustees on June 5, 2002. The merger was accomplished by a tax-free exchange of 850,982 shares of Century (valued at $3,940,048) for the 1,938,608 shares of Technology outstanding on August 2, 2002. Technology's net assets at that date ($3,940,048), including $1,102,656 of unrealized depreciation, were combined with those of Century. The aggregate net assets of Century and Technology immediately before the merger were $10,760,841 and $3,940,048, respectively, resulting in aggregate net assets of $14,700,889 immediately after the merger.

     Note H--Subsequent Event:

     On July 22, 2003, Lehman Brothers Holdings Inc. ("Lehman") and Neuberger Berman Inc., the parent company of Management and Neuberger, announced that they have entered into a definitive agreement whereby Lehman will acquire Neuberger Berman Inc. and assume control of Management and Neuberger (the "Transaction"). The Transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the fourth quarter of 2003. Upon completion of the Transaction, the Trust's management and sub-advisory agreements will automatically terminate. To provide for continuity of management, on September 23, 2003, the shareholders of each Fund voted to approve new management and sub-advisory agreements (see Report of Votes of Shareholders). During the year ended August 31, 2003, there were brokerage commissions on securities paid to Lehman as follows:

                          Century             $    384
                          Fasciano               3,316
                          Focus                 33,196
                          Genesis               88,311
                          Guardian             138,791
                          International         13,022
                          Manhattan             44,772
                          Millennium            25,293
                          Partners             139,969
                          Real Estate           14,540
                          Regency                  485
                          Socially Responsive    1,042

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                           Period from
                                                                                                     December 6, 1999/\
                                                                             Year Ended August 31,        to August 31,
                                                                 ----------------------------------  ---------------------
                                                                     2003     2002        2001                2000(Euro)
Net Asset Value, Beginning of Period                             $   4.89   $  6.50      $ 13.44               $  10.00
                                                                 --------   -------      -------               --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.03)     (.05)        (.08)                  (.05)
Net Gains or Losses on Securities (both realized and unrealized)      .56     (1.56)       (6.86)                  3.49
                                                                 --------   -------      -------               --------
Total From Investment Operations                                      .53     (1.61)       (6.94)                  3.44
                                                                 --------   -------      -------               --------
Net Asset Value, End of Period                                   $   5.42   $  4.89      $  6.50               $  13.44
                                                                 --------   -------      -------               --------
Total Return/+//+/                                                +10.84 %   (24.77%)     (51.60%)              +34.40 %**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   17.0   $  15.5      $  17.5               $   43.6
Ratio of Gross Expenses to Average Net Assets#                      1.51 %    1.50 %       1.50 %                 1.50 %*
Ratio of Net Expenses to Average Net Assets/++/                     1.51 %    1.50 %       1.50 %                 1.50 %*
Ratio of Net Investment Income (Loss) to Average Net Assets          (.62%)    (.89%)       (.86%)                 (.81%)*
Portfolio Turnover Rate                                              115 %     142 %/##/    107 %                   65 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class                                           Year Ended   Two Months Ended
                                                         August 31,         August 31,
                                                 -------------------  ---------------------  ---------------
                                                      2003     2002               2001       2001(Pounds)
Net Asset Value, Beginning of Period             $ 31.19   $33.93               $34.39             $32.55
                                                 -------   ------               ------             ------

Income From Investment Operations
Net Investment Income (Loss)                        (.11)    (.16)                (.06)              (.11)
Net Gains or Losses on Securities
 (both realized and unrealized)                     4.31    (1.50)                (.40)              2.24
                                                 -------   ------               ------             ------
Total From Investment Operations                    4.20    (1.66)                (.46)              2.13
                                                 -------   ------               ------             ------

Less Distributions
From Net Investment Income                            --       --                   --               (.29)
From Net Capital Gains                                --    (1.08)                  --                 --
                                                 -------   ------               ------             ------
Total Distributions                                   --    (1.08)                  --               (.29)
                                                 -------   ------               ------             ------
Net Asset Value, End of Period                   $ 35.39   $31.19               $33.93             $34.39
                                                 -------   ------               ------             ------
Total Return/+//+/                                +13.47%   (4.99%)              (1.34%)**          +6.64%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $ 277.6   $214.1               $203.3             $210.6
Ratio of Gross Expenses to Average Net Assets/#/   1.24 %    1.36%                1.58%*             1.3 %
Ratio of Net Expenses to Average Net Assets        1.24 %    1.36%                1.58%*             1.3 %
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              (.36%)   (.48%)              (1.03%)*             (.4%)
Portfolio Turnover Rate                              24 %     24 %                  4 %                3 %
Investor Class

                                                     Year Ended June 30,
                                                 ----------------------


                                                 2000(Yen)  1999(Yen)

Net Asset Value, Beginning of Period                $31.78     $34.91
                                                    ------     ------

Income From Investment Operations
Net Investment Income (Loss)                           .34        .40
Net Gains or Losses on Securities
 (both realized and unrealized)                        .82      (2.25)
                                                    ------     ------
Total From Investment Operations                      1.16      (1.85)
                                                    ------     ------

Less Distributions
From Net Investment Income                            (.39)      (.03)
From Net Capital Gains                                  --      (1.25)
                                                    ------     ------
Total Distributions                                   (.39)     (1.28)
                                                    ------     ------
Net Asset Value, End of Period                      $32.55     $31.78
                                                    ------     ------
Total Return/+//+/                                   +3.70%     (5.20%)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $266.9     $418.2
Ratio of Gross Expenses to Average Net Assets/#/        --%        --%
Ratio of Net Expenses to Average Net Assets           1.2 %      1.2 %
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                 .8 %      1.8 %
Portfolio Turnover Rate                                29 %       20 %

Advisor Class                                                                    Period from
                                                                               May 24, 2002^
                                                 Year Ended August 31,         to August 31,
                                                 ----------------------------  -------------------
                                                                  2003                  2002
Net Asset Value, Beginning of Period                           $  8.38               $ 10.00
                                                               -------               -------

Income From Investment Operations
Net Investment Income (Loss)                                      (.09)                 (.03)
Net Gains or Losses on Securities
 (both realized and unrealized)                                   1.16                 (1.59)
                                                               -------               -------
Total From Investment Operations                                  1.07                 (1.62)
                                                               -------               -------

Net Asset Value, End of Period                                 $  9.45               $  8.38
                                                               -------               -------
Total Return/+//+/                                              +12.77%               (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $  13.9               $   0.9
Ratio of Gross Expenses to Average Net Assets/#/                  1.83%                 1.90%*
Ratio of Net Expenses to Average Net Assets                       1.83%/(S)/            1.90%*/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                           (1.03%)               (1.04%)*
Portfolio Turnover Rate                                            24 %                  24 %

See Notes to Financial Highlights

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                   Year Ended August 31,
                                                 -----------------------------------------------------------
                                                    2003       2002       2001      2000          1999
Net Asset Value, Beginning of Year               $  23.05  $  36.11   $  50.61   $  36.25      $  27.79
                                                  --------  --------   --------   --------      --------
Income From Investment Operations
Net Investment Income (Loss)                          .05       .01       (.04)      (.01)          .02
Net Gains or Losses on Securities
 (both realized and unrealized)                      9.18    (10.65)    (10.23)     19.69         10.50
                                                 --------  --------   --------   --------      --------
Total From Investment Operations                     9.23    (10.64)    (10.27)     19.68         10.52
                                                 --------  --------   --------   --------      --------

Less Distributions
From Net Investment Income                             --        --         --       (.01)         (.09)
From Net Capital Gains                                 --     (2.42)     (4.23)     (5.31)        (1.97)
                                                 --------  --------   --------   --------      --------
Total Distributions                                    --     (2.42)     (4.23)     (5.32)        (2.06)
                                                 --------  --------   --------   --------      --------
Net Asset Value, End of Year                     $  32.28  $  23.05   $  36.11   $  50.61      $  36.25
                                                 --------  --------   --------   --------      --------
Total Return/+//+/                                +40.04 %   (31.58%)   (20.40%)  +59.29 %      +38.09 %

Ratios/Supplemental Data
Net Assets, End of Year (in millions)            $1,300.0  $1,024.6   $1,618.6   $1,996.4      $1,326.6
Ratio of Gross Expenses to Average Net Assets/#/     .90 %     .87 %      .83 %      .85 %         .85 %
Ratio of Net Expenses to Average Net Assets          .90 %     .87 %      .83 %      .84 %         .85 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                          .21 %     .02 %      (.09%)     (.02%)        .03 %
Portfolio Turnover Rate                               24 %      25 %       38 %       55 %          57 %

Trust Class/+/                                                      Year Ended August 31,
                                                 -----------------------------------------------------------
                                                    2003       2002       2001       2000          1999
Net Asset Value, Beginning of Year               $  16.98  $  26.66   $  35.33   $  23.62      $  17.14
                                                 --------  --------   --------   --------      --------

Income From Investment Operations
Net Investment Income (Loss)                          .01      (.04)      (.08)      (.05)         (.02)
Net Gains or Losses on Securities
 (both realized and unrealized)                      6.76     (7.86)     (7.17)     13.40          6.53
                                                 --------  --------   --------   --------      --------
Total From Investment Operations                     6.77     (7.90)     (7.25)     13.35          6.51
                                                 --------  --------   --------   --------      --------

Less Distributions
From Net Investment Income                             --        --         --         --          (.03)
From Net Capital Gains                                 --     (1.78)     (1.42)     (1.64)           --
                                                 --------  --------   --------   --------      --------
Total Distributions                                    --     (1.78)     (1.42)     (1.64)         (.03)
                                                 --------  --------   --------   --------      --------
Net Asset Value, End of Year                     $  23.75  $  16.98   $  26.66   $  35.33      $  23.62
                                                 --------  --------   --------   --------      --------
Total Return/+//+/                                +39.87 %   (31.74%)   (20.58%)  +59.02 %      +38.07 %

Ratios/Supplemental Data
Net Assets, End of Year (in millions)            $  333.0  $  249.3   $  398.2   $  372.4      $  216.0
Ratio of Gross Expenses to Average Net Assets/#/    1.06 %    1.04 %     1.03 %     1.05 %         .95 %
Ratio of Net Expenses to Average Net Assets         1.06 %    1.04 %     1.03 %     1.05 %/++/     .95 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                          .04 %     (.15%)     (.28%)     (.22%)        (.07%)
Portfolio Turnover Rate                               24 %      25 %       38 %       55 %          57 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Focus Fund cont'd

Advisor Class/+/                                                  Year Ended August 31,
                                                 -------------------------------------------------------

                                                   2003      2002      2001      2000         1999
Net Asset Value, Beginning of Year               $ 11.86   $ 18.64   $ 23.57   $ 16.18      $ 11.31
                                                 -------   -------   -------   -------      -------

Income From Investment Operations
Net Investment Income (Loss)                        (.02)     (.06)     (.15)     (.06)        (.08)
Net Gains or Losses on Securities
 (both realized and unrealized)                     4.70     (5.48)    (4.78)     8.99         4.96
                                                 -------   -------   -------   -------      -------
Total From Investment Operations                    4.68     (5.54)    (4.93)     8.93         4.88
                                                 -------   -------   -------   -------      -------

Less Distributions
From Net Capital Gains                                --     (1.24)       --     (1.54)        (.01)
                                                 -------   -------   -------   -------      -------
Net Asset Value, End of Year                     $ 16.54   $ 11.86   $ 18.64   $ 23.57      $ 16.18
                                                 -------   -------   -------   -------      -------
Total Return/+//+/                                +39.46%   (31.83%)  (20.92%)  +58.68%      +43.15%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)            $  26.9   $  15.8   $  20.7   $  15.2      $   1.9
Ratio of Gross Expenses to Average Net Assets/#/   1.31 %    1.28 %    1.47 %    1.50 %       1.50 %
Ratio of Net Expenses to Average Net Assets        1.31 %    1.28 %    1.47 %    1.50 %/++/   1.50 %/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              (.19%)    (.37%)    (.71%)    (.66%)       (.58%)
Portfolio Turnover Rate                              24 %      25 %      38 %      55 %         57 %

See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                               Year Ended August 31,
                                                                 ---------------------------------------------------
                                                                       2003       2002       2001      2000     1999
Net Asset Value, Beginning of Year                               $  19.70   $  19.78   $  18.00   $ 14.39   $ 12.47
                                                                 --------   --------   --------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                         (.06)      (.01)      (.01)       --       .11
Net Gains or Losses on Securities (both realized and unrealized)     3.87        .51       2.83      3.69      2.27
                                                                 --------   --------   --------   -------   -------
Total From Investment Operations                                     3.81        .50       2.82      3.69      2.38
                                                                 --------   --------   --------   -------   -------

Less Distributions
From Net Investment Income                                             --         --         --      (.08)     (.12)
From Net Capital Gains                                               (.07)      (.58)     (1.04)       --      (.34)
                                                                 --------   --------   --------   -------   -------
Total Distributions                                                  (.07)      (.58)     (1.04)     (.08)     (.46)
                                                                 --------   --------   --------   -------   -------
Net Asset Value, End of Year                                     $  23.44   $  19.70   $  19.78   $ 18.00   $ 14.39
                                                                 --------   --------   --------   -------   -------
Total Return/+//+/                                                 +19.40%    +2.54 %    +16.52%   +25.79%   +19.20%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,273.2   $1,063.2   $  978.3   $ 749.0   $ 851.3
Ratio of Gross Expenses to Average Net Assets/#/                    1.08 %     1.10 %     1.11 %    1.21 %    1.17 %
Ratio of Net Expenses to Average Net Assets                         1.08 %     1.10 %     1.11 %    1.21 %    1.17 %
Ratio of Net Investment Income (Loss) to Average Net Assets          (.31%)     (.05%)     (.07%)    (.02%)    .61 %
Portfolio Turnover Rate                                               17 %       19 %       19 %      38 %      33 %

Trust Class/+/                                                                  Year Ended August 31,
                                                                 ---------------------------------------------------
                                                                       2003       2002       2001      2000     1999
Net Asset Value, Beginning of Year                               $  28.19   $  28.33   $  25.34   $ 20.26   $ 17.28
                                                                 --------   --------   --------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                         (.10)      (.02)      (.03)       --       .13
Net Gains or Losses on Securities (both realized and unrealized)     5.55        .72       4.06      5.19      3.17
                                                                 --------   --------   --------   -------   -------
Total From Investment Operations                                     5.45        .70       4.03      5.19      3.30
                                                                 --------   --------   --------   -------   -------

Less Distributions
From Net Investment Income                                             --         --         --      (.11)     (.12)
From Net Capital Gains                                               (.10)      (.84)     (1.04)       --      (.20)
                                                                 --------   --------   --------   -------   -------
Total Distributions                                                  (.10)      (.84)     (1.04)     (.11)     (.32)
                                                                 --------   --------   --------   -------   -------
Net Asset Value, End of Year                                     $  33.54   $  28.19   $  28.33   $ 25.34   $ 20.26
                                                                 --------   --------   --------   -------   -------
Total Return/+//+/                                                 +19.40%    +2.49 %    +16.50%   +25.76%   +19.15%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $2,931.7   $2,237.3   $1,520.1   $ 770.9   $ 591.1
Ratio of Gross Expenses to Average Net Assets/#/                    1.12 %     1.13 %     1.15 %    1.21 %    1.23 %
Ratio of Net Expenses to Average Net Assets                         1.12 %     1.13 %     1.15 %    1.21 %    1.23 %
Ratio of Net Investment Income (Loss) to Average Net Assets          (.35%)     (.07%)     (.11%)    (.02%)    .54 %
Portfolio Turnover Rate                                               17 %       19 %       19 %      38 %      33 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Genesis Fund cont'd

Advisor Class/+/                                                                    Year Ended August 31,
                                                                 -----------------------------------------------------------
                                                                       2003      2002       2001          2000          1999

Net Asset Value, Beginning of Year                               $  16.60   $ 16.72   $  15.84   $  12.64      $  10.67
                                                                 --------   -------   --------   --------      --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.10)     (.06)      (.07)      (.04)          .01
Net Gains or Losses on Securities (both realized and unrealized)     3.27       .43       2.42       3.25          1.99
                                                                 --------   -------   --------   --------      --------
Total From Investment Operations                                     3.17       .37       2.35       3.21          2.00
                                                                 --------   -------   --------   --------      --------

Less Distributions
From Net Investment Income                                             --        --         --       (.01)         (.03)
From Net Capital Gains                                               (.06)     (.49)     (1.47)        --            --
                                                                 --------   -------   --------   --------      --------
Total Distributions                                                  (.06)     (.49)     (1.47)      (.01)         (.03)
                                                                 --------   -------   --------   --------      --------
Net Asset Value, End of Year                                     $  19.71   $ 16.60   $  16.72   $  15.84      $  12.64
                                                                 --------   -------   --------   --------      --------
Total Return/+//+/                                                +19.15 %   +2.22 %   +16.18 %   +25.42 %      +18.75 %

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  320.2   $ 298.2   $  169.7   $   99.0      $   81.8
Ratio of Gross Expenses to Average Net Assets/#/                    1.37 %    1.39 %     1.46 %     1.50 %        1.50 %
Ratio of Net Expenses to Average Net Assets                         1.37 %    1.39 %     1.46 %      1.50%/++/     1.50%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets          (.61%)    (.33%)     (.42%)     (.31%)        .16 %
Portfolio Turnover Rate                                               17 %      19 %       19 %       38 %          33 %

Institutional Class/+/                                                                                   Period from
                                                                                                       July 1, 1999^
                                                                        Year Ended August 31,          to August 31,
                                                                 ------------------------------------  -----------------

                                                                   2003    2002     2001     2000             1999

Net Asset Value, Beginning of Period                             $ 26.83   $26.88  $ 25.41  $ 20.28           $21.01
                                                                 -------   ------  -------  -------           ------

Income From Investment Operations
Net Investment Income (Loss)                                        (.02)     .05      .05      .08              .02
Net Gains or Losses on Securities (both realized and unrealized)    5.28      .69     3.87     5.20             (.75)
                                                                 -------   ------  -------  -------           ------
Total From Investment Operations                                    5.26      .74     3.92     5.28             (.73)
                                                                 -------   ------  -------  -------           ------

Less Distributions
From Net Investment Income                                            --       --     (.06)    (.04)              --
From Net Capital Gains                                              (.09)    (.79)   (2.39)    (.11)              --
                                                                 -------   ------  -------  -------           ------
Total Distributions                                                 (.09)    (.79)   (2.45)    (.15)              --
                                                                 -------   ------  -------  -------           ------
Net Asset Value, End of Period                                   $ 32.00   $26.83  $ 26.88  $ 25.41           $20.28
                                                                 -------   ------  -------  -------           ------
Total Return/+//+/                                                +19.68%   +2.77%  +16.87%  +26.22%           (3.47%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 638.2   $456.3  $ 357.7  $ 232.1           $224.2
Ratio of Gross Expenses to Average Net Assets/#/                    .85 %    .85 %    .85 %    .85 %            .85 %*
Ratio of Net Expenses to Average Net Assets/++/                     .85 %    .85 %    .85 %    .85 %            .85 %*
Ratio of Net Investment Income (Loss) to Average Net Assets         (.08%)   .20 %    .19 %    .34 %            .48 %*
Portfolio Turnover Rate                                              17 %     19 %     19 %     38 %             33 %

See Notes to Financial Highlights

Financial Highlights Guardian Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                               Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                     2003       2002       2001      2000      1999

Net Asset Value, Beginning of Year                               $  11.53  $  14.30   $  20.22   $  22.72  $  21.32
                                                                 --------  --------   --------   --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .05       .12        .13        .14       .18
Net Gains or Losses on Securities (both realized and unrealized)     1.40     (2.77)     (2.82)      2.99      5.29
                                                                 --------  --------   --------   --------  --------
Total From Investment Operations                                     1.45     (2.65)     (2.69)      3.13      5.47
                                                                 --------  --------   --------   --------  --------

Less Distributions
From Net Investment Income                                           (.05)     (.12)      (.13)      (.15)     (.16)
From Net Capital Gains                                                 --        --      (3.10)     (5.48)    (3.91)
Tax Return of Capital                                                (.01)       --         --         --        --
                                                                 --------  --------   --------   --------  --------
Total Distributions                                                  (.06)     (.12)     (3.23)     (5.63)    (4.07)
                                                                 --------  --------   --------   --------  --------
Net Asset Value, End of Year                                     $  12.92  $  11.53   $  14.30   $  20.22  $  22.72
                                                                 --------  --------   --------   --------  --------
Total Return/+//+/                                                 +12.70%   (18.64%)   (13.36%)   +16.84%   +26.12%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,297.6  $1,337.1   $1,999.5   $2,713.2  $3,441.0
Ratio of Gross Expenses to Average Net Assets/#/                     .92 %     .88 %      .84 %      .84 %     .82 %
Ratio of Net Expenses to Average Net Assets                          .92 %     .88 %      .84 %      .84 %     .82 %
Ratio of Net Investment Income (Loss) to Average Net Assets          .44 %     .84 %      .83 %      .64 %     .70 %
Portfolio Turnover Rate                                              113 %      85 %       88 %       83 %      73 %

Trust Class/+/                                                                  Year Ended August 31,
                                                                 ---------------------------------------------------


                                                                    2003       2002       2001      2000      1999
Net Asset Value, Beginning of Year                               $   9.10  $  11.27   $  15.44   $  16.36  $  14.24
                                                                 --------  --------   --------   --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .03       .08        .09        .09       .12
Net Gains or Losses on Securities
 (both realized and unrealized)                                      1.10     (2.18)     (2.16)      2.23      3.57
                                                                 --------  --------   --------   --------  --------
Total From Investment Operations                                     1.13     (2.10)     (2.07)      2.32      3.69
                                                                 --------  --------   --------   --------  --------

Less Distributions
From Net Investment Income                                           (.04)     (.07)      (.09)      (.10)     (.10)
From Net Capital Gains                                                 --        --      (2.01)     (3.14)    (1.47)
Tax Return of Capital                                                (.01)       --         --         --        --
                                                                 --------  --------   --------   --------  --------
Total Distributions                                                  (.05)     (.07)     (2.10)     (3.24)    (1.57)
                                                                 --------  --------   --------   --------  --------
Net Asset Value, End of Year                                     $  10.18  $   9.10   $  11.27   $  15.44  $  16.36
                                                                 --------  --------   --------   --------  --------
Total Return/+//+/                                                 +12.59%   (18.72%)   (13.47%)   +16.72%   +26.07%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  288.5  $  335.3   $  555.4   $1,093.6  $1,251.2
Ratio of Gross Expenses to Average Net Assets/#/                    1.05 %    1.02 %      .98 %      .91 %     .88 %
Ratio of Net Expenses to Average Net Assets                         1.05 %    1.02 %      .98 %      .91 %     .88 %
Ratio of Net Investment Income (Loss) to Average Net Assets          .33 %     .71 %      .69 %      .58 %     .65 %
Portfolio Turnover Rate                                              113 %      85 %       88 %       83 %      73 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Guardian Fund cont'd

Advisor Class/+/                                                               Year Ended August 31,
                                                                 --------------------------------------------------


                                                                  2003      2002      2001     2000       1999

Net Asset Value, Beginning of Year                               $ 10.29  $ 12.75   $ 15.60   $ 13.54  $ 10.81
                                                                 -------  -------   -------   -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                          --      .06       .05        --       --
Net Gains or Losses on Securities (both realized and unrealized)    1.25    (2.47)    (2.19)     2.16     2.73
                                                                 -------  -------   -------   -------  -------
Total From Investment Operations                                    1.25    (2.41)    (2.14)     2.16     2.73
                                                                 -------  -------   -------   -------  -------

Less Distributions
From Net Investment Income                                          (.05)    (.05)     (.03)     (.01)      --
From Net Capital Gains                                                --       --      (.68)     (.09)      --
Tax Return of Capital                                               (.01)      --        --        --       --
                                                                 -------  -------   -------   -------  -------
Total Distributions                                                 (.06)    (.05)     (.71)     (.10)      --
                                                                 -------  -------   -------   -------  -------
Net Asset Value, End of Year                                     $ 11.48  $ 10.29   $ 12.75   $ 15.60  $ 13.54
                                                                 -------  -------   -------   -------  -------
Total Return/+//+/                                                +12.21%  (18.95%)  (13.74%)  +16.04%  +25.25%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  16.6  $  17.0   $  24.1   $  27.5  $  24.8
Ratio of Gross Expenses to Average Net Assets/#/                   1.31 %   1.24 %    1.32 %    1.48 %   1.50 %
Ratio of Net Expenses to Average Net Assets                        1.31 %   1.24 %    1.32 %    1.47 %   1.50 %/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         .05 %    .48 %     .35 %      -- %    .03 %
Portfolio Turnover Rate                                             113 %     85 %      88 %      83 %     73 %

See Notes to Financial Highlights

Financial Highlights International Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                 Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                   2003     2002      2001      2000          1999

Net Asset Value, Beginning of Year                               $ 10.60      $11.81   $ 20.82   $ 16.76   $ 13.85
                                                                 -------      ------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                         .10         .03       .05      (.07)     (.08)
Net Gains or Losses on Securities (both realized and unrealized)     .91       (1.18)    (4.74)     4.35      3.00
                                                                 -------      ------   -------   -------   -------
Total From Investment Operations                                    1.01       (1.15)    (4.69)     4.28      2.92
                                                                 -------      ------   -------   -------   -------

Less Distributions
From Net Investment Income                                          (.03)       (.02)       --      (.01)       --
From Net Capital Gains                                                --        (.04)    (4.32)     (.21)     (.01)
                                                                 -------      ------   -------   -------   -------
Total Distributions                                                 (.03)       (.06)    (4.32)     (.22)     (.01)
                                                                 -------      ------   -------   -------   -------
Net Asset Value, End of Year                                     $ 11.58      $10.60   $ 11.81   $ 20.82   $ 16.76
                                                                 -------      ------   -------   -------   -------
Total Return/+//+/                                                +9.58 %      (9.76%)  (25.71%)  +25.43%   +21.09%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  82.0      $ 77.1   $  98.2   $ 193.7   $ 112.5
Ratio of Gross Expenses to Average Net Assets/#/                   1.70 %      1.69 %    1.56 %    1.43 %    1.61 %
Ratio of Net Expenses to Average Net Assets                        1.70 %/++/  1.69 %    1.56 %    1.43 %    1.61 %/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets        1.00 %       .31 %     .33 %     (.33%)    (.43%)
Portfolio Turnover Rate                                              90 %        63 %      61 %      80 %      94 %

Trust Class/+/                                                                    Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                   2003        2002      2001      2000      1999

Net Asset Value, Beginning of Year                               $ 11.36      $12.56   $ 21.24   $ 16.92   $ 13.87
                                                                 -------      ------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                         .09        (.01)       --      (.08)     (.07)
Net Gains or Losses on Securities (both realized and unrealized)    1.15       (1.15)    (4.82)     4.61      3.12
                                                                 -------      ------   -------   -------   -------
Total From Investment Operations                                    1.24       (1.16)    (4.82)     4.53      3.05
                                                                 -------      ------   -------   -------   -------

Less Distributions
From Net Investment Income                                            --          --        --      (.01)       --
From Net Capital Gains                                                --        (.04)    (3.86)     (.20)       --
                                                                 -------      ------   -------   -------   -------
Total Distributions                                                   --        (.04)    (3.86)     (.21)       --
                                                                 -------      ------   -------   -------   -------
Net Asset Value, End of Year                                     $ 12.60      $11.36   $ 12.56   $ 21.24   $ 16.92
                                                                 -------      ------   -------   -------   -------
Total Return/+//+/                                                +10.92%      (9.25%)  (25.43%)  +26.72%   +21.99%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $   2.2      $  0.9   $   1.8   $   4.0   $   2.4
Ratio of Gross Expenses to Average Net Assets/#/                   2.00 %      1.99 %    1.86 %    1.53 %    1.70 %
Ratio of Net Expenses to Average Net Assets/++/                    2.00 %      1.99 %    1.86 %    1.53 %    1.70 %
Ratio of Net Investment Income (Loss) to Average Net Assets         .81 %       (.09%)     -- %     (.43%)    (.49%)
Portfolio Turnover Rate                                              90 %        63 %      61 %      80 %      94 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                 Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                    2003      2002    2001      2000(Euro)    1999(Euro)

Net Asset Value, Beginning of Year                               $  4.70   $  6.63   $ 21.01     $  12.07      $  9.42
                                                                 -------   -------   -------     --------      -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.04)     (.04)     (.05)        (.08)        (.06)
Net Gains or Losses on Securities (both realized and unrealized)     .92     (1.84)    (8.97)       10.22         3.54
                                                                 -------   -------   -------     --------      -------
Total From Investment Operations                                     .88     (1.88)    (9.02)       10.14         3.48
                                                                 -------   -------   -------     --------      -------
Less Distributions
From Net Capital Gains                                                --      (.05)    (5.36)       (1.20)        (.83)
                                                                 -------   -------   -------     --------      -------
Net Asset Value, End of Year                                     $  5.58   $  4.70   $  6.63     $  21.01      $ 12.07
                                                                 -------   -------   -------     --------      -------
Total Return/+//+/                                                +18.72%   (28.57%)  (51.10%)     +87.89%      +37.40%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 324.6   $ 300.5   $ 517.8     $1,178.6      $ 566.0
Ratio of Gross Expenses to Average Net Assets/#/                   1.12 %    1.05 %     .95 %        .92 %       1.00 %
Ratio of Net Expenses to Average Net Assets                        1.12 %    1.05 %     .95 %        .92 %       1.00 %
Ratio of Net Investment Income (Loss) to Average Net Assets         (.78%)    (.69%)    (.52%)       (.52%)       (.50%)
Portfolio Turnover Rate                                             145 %      98 %     102 %        105 %        115 %

Trust Class/+/                                                                       Year Ended August 31,
                                                                 -------------------------------------------------------------


                                                                   2003      2002      2001      2000(Euro)      1999(Euro)
Net Asset Value, Beginning of Year                               $  7.26   $ 10.23   $ 26.01      $ 15.02         $ 11.61
                                                                 -------   -------   -------      -------         -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.06)     (.07)     (.11)        (.11)           (.11)
Net Gains or Losses on Securities (both realized and unrealized)    1.42     (2.83)   (12.03)       12.64            4.29
                                                                 -------   -------   -------      -------         -------
Total From Investment Operations                                    1.36     (2.90)   (12.14)       12.53            4.18
                                                                 -------   -------   -------      -------         -------
Less Distributions
From Net Capital Gains                                                --      (.07)    (3.64)       (1.54)           (.77)
                                                                 -------   -------   -------      -------         -------
Net Asset Value, End of Year                                     $  8.62   $  7.26   $ 10.23      $ 26.01         $ 15.02
                                                                 -------   -------   -------      -------         -------
Total Return/+//+/                                                +18.73%   (28.54%)  (51.16%)     +87.95%         +36.24%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  16.7   $  18.2   $  32.0      $ 138.6         $  45.3
Ratio of Gross Expenses to Average Net Assets/#/                   1.19 %    1.11 %    1.07 %       1.02 %          1.11 %
Ratio of Net Expenses to Average Net Assets                        1.19 %    1.11 %    1.07 %        1.02%/++/       1.11%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.85%)    (.75%)    (.66%)       (.62%)          (.61%)
Portfolio Turnover Rate                                             145 %      98 %     102 %        105 %           115 %

See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd

Advisor Class/+/                                                                  Year Ended August 31,
                                                                 -------------------------------------------------------


                                                                   2003      2002      2001      2000(Euro)   1999(Euro)

Net Asset Value, Beginning of Year                               $  7.61   $ 10.77   $ 27.05      $ 14.54      $ 10.76
                                                                 -------   -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.09)     (.11)     (.16)        (.21)        (.04)
Net Gains or Losses on Securities (both realized and unrealized)    1.48     (2.97)   (12.62)       12.72         3.92
                                                                 -------   -------   -------      -------      -------
Total From Investment Operations                                    1.39     (3.08)   (12.78)       12.51         3.88
                                                                 -------   -------   -------      -------      -------

Less Distributions
From Net Capital Gains                                                --      (.08)    (3.50)          --         (.10)
                                                                 -------   -------   -------      -------      -------
Net Asset Value, End of Year                                     $  9.00   $  7.61   $ 10.77      $ 27.05      $ 14.54
                                                                 -------   -------   -------      -------      -------
Total Return/+//+/                                                +18.27%   (28.81%)  (51.43%)     +86.04%      +36.09%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $   2.2   $   1.8   $   1.8      $   5.4      $   1.7
Ratio of Gross Expenses to Average Net Assets/#/                   1.50 %    1.50 %    1.50 %       1.50 %       1.50 %
Ratio of Net Expenses to Average Net Assets/++/                    1.50 %    1.50 %    1.50 %       1.50 %       1.50 %
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.16%)   (1.14%)   (1.05%)      (1.09%)      (1.00%)
Portfolio Turnover Rate                                             145 %      98 %     102 %        105 %        115 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Millennium Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                        Period from
                                                                                                   October 20, 1998/\
                                                              Year Ended August 31,                    to August 31,
                                                 ------------------------------------------------  -----------------------


                                                         2003      2002      2001  2000(Euro)             1999(Euro)

Net Asset Value, Beginning of Period             $  9.36      $ 14.35   $ 36.02      $ 19.49                 $ 10.00
                                                 -------      -------   -------      -------                 -------

Income From Investment Operations
Net Investment Income (Loss)                        (.10)        (.14)     (.21)        (.24)                   (.10)
Net Gains or Losses on Securities
 (both realized and unrealized)                     1.62        (4.85)   (16.36)       18.61                    9.59
                                                 -------      -------   -------      -------                 -------
Total From Investment Operations                    1.52        (4.99)   (16.57)       18.37                    9.49
                                                 -------      -------   -------      -------                 -------

Less Distributions
From Net Capital Gains                                --           --     (5.09)       (1.84)                     --
Tax Return of Capital                                 --           --      (.01)          --                      --
                                                 -------      -------   -------      -------                 -------
Total Distributions                                   --           --     (5.10)       (1.84)                     --
                                                 -------      -------   -------      -------                 -------
Net Asset Value, End of Period                   $ 10.88      $  9.36   $ 14.35      $ 36.02                 $ 19.49
                                                 -------      -------   -------      -------                 -------
Total Return/+//+/                                +16.24%      (34.77%)  (48.32%)     +96.88%                 +94.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $  59.1      $  63.1   $ 118.0      $ 315.5                 $  66.4
Ratio of Gross Expenses to Average Net Assets/#/   1.75 %       1.62 %    1.47 %       1.38 %                  1.76 %*
Ratio of Net Expenses to Average Net Assets        1.75 %/++/   1.62 %    1.47 %        1.38%(S)                1.75%*/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                             (1.09%)      (1.05%)   (1.08%)       (.94%)                 (1.23%)*
Portfolio Turnover Rate                             241 %        126 %     158 %        176 %                   208 %

Trust Class/+/                                                                                           Period from
                                                                                                   November 4, 1998/\
                                                              Year Ended August 31,                    to August 31,
                                                 ------------------------------------------------  -----------------------


                                                         2003      2002      2001  2000(Euro)             1999(Euro)

Net Asset Value, Beginning of Period             $ 10.30      $ 15.82   $ 34.10      $ 18.20                 $ 10.00
                                                 -------      -------   -------      -------                 -------

Income From Investment Operations
Net Investment Income (Loss)                        (.11)        (.17)     (.28)        (.27)                   (.10)
Net Gains or Losses on Securities
 (both realized and unrealized)                     1.79        (5.35)   (15.89)       17.45                    8.30
                                                 -------      -------   -------      -------                 -------
Total From Investment Operations                    1.68        (5.52)   (16.17)       17.18                    8.20
                                                 -------      -------   -------      -------                 -------

Less Distributions
From Net Capital Gains                                --           --     (2.11)       (1.28)                     --
                                                 -------      -------   -------      -------                 -------
Net Asset Value, End of Period                   $ 11.98      $ 10.30   $ 15.82      $ 34.10                 $ 18.20
                                                 -------      -------   -------      -------                 -------
Total Return/+//+/                                +16.31%      (34.89%)  (48.45%)     +96.66%                 +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $   4.6      $   4.3   $   7.9      $  19.5                 $   2.2
Ratio of Gross Expenses to Average Net Assets/#/   1.75 %       1.75 %    1.75 %       1.75 %                  1.76 %*
Ratio of Net Expenses to Average Net Assets/++/    1.75 %       1.75 %    1.75 %       1.75 %                  1.75 %*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                             (1.10%)      (1.18%)   (1.35%)      (1.31%)                 (1.24%)*
Portfolio Turnover Rate                             241 %        126 %     158 %        176 %                   208 %

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd

Advisor Class                                                                     Period from
                                                                 Year Ended      May 3, 2002^
                                                                 August 31,     to August 31,
                                                                 -------------  -----------------


                                                                       2003              2002

Net Asset Value, Beginning of Period                                $  6.92           $ 10.00
                                                                    -------           -------

Income From Investment Operations
Net Investment Income (Loss)                                           (.09)             (.04)
Net Gains or Losses on Securities (both realized and unrealized)       1.21             (3.04)
                                                                    -------           -------
Total From Investment Operations                                       1.12             (3.08)
                                                                    -------           -------
Net Asset Value, End of Period                                      $  8.04           $  6.92
                                                                    -------           -------
Total Return/+//+/                                                   +16.18%           (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $   0.8           $   0.2
Ratio of Gross Expenses to Average Net Assets/#/                      1.90 %             1.90%*
Ratio of Net Expenses to Average Net Assets/++/                       1.90 %             1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.25%)           (1.28%)*
Portfolio Turnover Rate                                                241 %             126 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                               Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                     2003       2002       2001      2000      1999

Net Asset Value, Beginning of Year                               $  16.67   $  20.54   $  25.03   $  26.42  $  22.97
                                                                 --------   --------   --------   --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .01        .03        .08        .19       .27
Net Gains or Losses on Securities (both realized and unrealized)     2.57      (3.44)     (2.47)      1.81      5.59
                                                                 --------   --------   --------   --------  --------
Total From Investment Operations                                     2.58      (3.41)     (2.39)      2.00      5.86
                                                                 --------   --------   --------   --------  --------
Less Distributions
From Net Investment Income                                           (.03)      (.08)      (.17)      (.29)       --
From Net Capital Gains                                                 --       (.38)     (1.93)     (3.10)    (2.41)
                                                                 --------   --------   --------   --------  --------
Total Distributions                                                  (.03)      (.46)     (2.10)     (3.39)    (2.41)
                                                                 --------   --------   --------   --------  --------
Net Asset Value, End of Year                                     $  19.22   $  16.67   $  20.54   $  25.03  $  26.42
                                                                 --------   --------   --------   --------  --------
Total Return/+//+/                                                 +15.51%    (16.98%)    (9.68%)    +8.51%   +26.08%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,247.2   $1,209.6   $1,689.4   $2,191.8  $2,854.4
Ratio of Gross Expenses to Average Net Assets/#/                     .90 %      .87 %      .84 %      .84 %     .82 %
Ratio of Net Expenses to Average Net Assets                          .90 %      .87 %      .84 %      .84 %     .82 %
Ratio of Net Investment Income (Loss) to Average Net Assets          .08 %      .16 %      .35 %      .60 %     .94 %
Portfolio Turnover Rate                                               65 %       53 %       73 %       95 %     132 %


Trust Class/+/                                                                  Year Ended August 31,
                                                                 ----------------------------------------------------


                                                                     2003       2002       2001      2000      1999

Net Asset Value, Beginning of Year                               $  12.84   $  15.81   $  18.74   $  18.71  $  15.24
                                                                 --------   --------   --------   --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.01)      (.00)       .03        .13       .16
Net Gains or Losses on Securities (both realized and unrealized)     1.98      (2.65)     (1.85)      1.34      3.77
                                                                 --------   --------   --------   --------  --------
Total From Investment Operations                                     1.97      (2.65)     (1.82)      1.47      3.93
                                                                 --------   --------   --------   --------  --------

Less Distributions
From Net Investment Income                                             --       (.03)      (.11)      (.19)       --
From Net Capital Gains                                                 --       (.29)     (1.00)     (1.25)     (.46)
                                                                 --------   --------   --------   --------  --------
Total Distributions                                                    --       (.32)     (1.11)     (1.44)     (.46)
                                                                 --------   --------   --------   --------  --------
Net Asset Value, End of Year                                     $  14.81   $  12.84   $  15.81   $  18.74  $  18.71
                                                                 --------   --------   --------   --------  --------
Total Return/+//+/                                                 +15.34%    (17.10%)    (9.81%)    +8.41%   +25.91%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  301.1   $  314.7   $  463.0   $  622.6  $  850.1
Ratio of Gross Expenses to Average Net Assets/#/                    1.05 %     1.03 %     1.00 %      .92 %     .91 %
Ratio of Net Expenses to Average Net Assets                         1.05 %     1.03 %     1.00 %      .92 %     .91 %
Ratio of Net Investment Income (Loss) to Average Net Assets          (.07%)     (.00%)     .19 %      .53 %     .83 %
Portfolio Turnover Rate                                               65 %       53 %       73 %       95 %     132 %

See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd

Advisor Class/+/                                                             Year Ended August 31,
                                                                 ----------------------------------------------


                                                                   2003      2002      2001    2000     1999

Net Asset Value, Beginning of Year                               $ 11.14   $ 13.72   $ 16.03   $15.74  $ 12.59
                                                                 -------   -------   -------   ------  -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.03)     (.02)     (.01)     .02      .06
Net Gains or Losses on Securities (both realized and unrealized)    1.71     (2.31)    (1.60)    1.17     3.15
                                                                 -------   -------   -------   ------  -------
Total From Investment Operations                                    1.68     (2.33)    (1.61)    1.19     3.21
                                                                 -------   -------   -------   ------  -------

Less Distributions
From Net Investment Income                                            --        --      (.01)    (.01)    (.06)
From Net Capital Gains                                                --      (.25)     (.69)    (.89)      --
                                                                 -------   -------   -------   ------  -------
Total Distributions                                                   --      (.25)     (.70)    (.90)    (.06)
                                                                 -------   -------   -------   ------  -------
Net Asset Value, End of Year                                     $ 12.82   $ 11.14   $ 13.72   $16.03  $ 15.74
                                                                 -------   -------   -------   ------  -------
Total Return/+//+/                                                +15.08%   (17.29%)  (10.12%)  +7.99%  +25.51%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  30.0   $  29.9   $  43.1   $ 53.5  $  62.4
Ratio of Gross Expenses to Average Net Assets/#/                   1.26 %    1.22 %    1.29 %   1.32 %   1.31 %
Ratio of Net Expenses to Average Net Assets                        1.26 %    1.22 %    1.29 %   1.32 %   1.31 %
Ratio of Net Investment Income (Loss) to Average Net Assets         (.28%)    (.19%)    (.10%)   .11 %    .41 %
Portfolio Turnover Rate                                              65 %      53 %      73 %     95 %    132 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Trust Class                                                                      Period from
                                                                 Year Ended     May 1, 2002^
                                                                 August 31,    to August 31,
                                                                 ------------  -----------------


                                                                       2003             2002
Net Asset Value, Beginning of Period                                $  9.81           $10.00
                                                                    -------           ------

Income From Investment Operations
Net Investment Income (Loss)                                            .31              .12
Net Gains or Losses on Securities (both realized and unrealized)       1.75             (.24)
                                                                    -------           ------
Total From Investment Operations                                       2.06             (.12)
                                                                    -------           ------

Less Distributions
From Net Investment Income                                             (.38)            (.07)
                                                                    -------           ------
Net Asset Value, End of Period                                      $ 11.49           $ 9.81
                                                                    -------           ------
Total Return/+//+/                                                   +21.70%           (1.23%)**
                                                                    -------           ------

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $  31.2           $ 12.2
Ratio of Gross Expenses to Average Net Assets/#/                      1.50 %            1.50%*
Ratio of Net Expenses to Average Net Assets/++/                       1.50 %            1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets           3.10 %            3.53%*
Portfolio Turnover Rate                                                 85 %             44 %

See Notes to Financial Highlights

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                              Period from
                                                                                             June 1, 1999/\
                                                    Year Ended August 31,                    to August 31,
                                    ------------------------------------------------------  --------------------


                                     2003         2002        2001          2000(Euro)          1999(Euro)
Net Asset Value, Beginning of
 Period                             $ 10.58      $12.92       $13.02         $  9.82                $10.00
                                    -------      ------       ------         -------                ------

Income From Investment Operations
Net Investment Income (Loss)           (.03)       (.01)          --              --                   .01
Net Gains or Losses on Securities
 (both realized and unrealized)        1.59        (.88)         .60            3.38                  (.19)
                                    -------      ------       ------         -------                ------
Total From Investment Operations       1.56        (.89)         .60            3.38                  (.18)
                                    -------      ------       ------         -------                ------

Less Distributions
From Net Investment Income               --        (.01)          --            (.02)                   --
From Net Capital Gains                   --       (1.44)        (.70)           (.16)                   --
                                    -------      ------       ------         -------                ------
Total Distributions                      --       (1.45)        (.70)           (.18)                   --
                                    -------      ------       ------         -------                ------
Net Asset Value, End of Period      $ 12.14      $10.58       $12.92         $ 13.02                $ 9.82
                                    -------      ------       ------         -------                ------
Total Return/+//+/                   +14.74%      (7.42%)      +4.81%         +34.95%                (1.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                          $  20.1      $ 16.7       $ 16.0         $  10.9                $  7.9
Ratio of Gross Expenses to Average
 Net Assets/#/                        1.50 %       1.50%        1.50%          1.51 %                 1.51%*
Ratio of Net Expenses to Average
 Net Assets                           1.50 %/++/   1.50%/(S)/   1.50%/++/      1.50 %/++/             1.50%*/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets          (.30%)      (.07%)       (.02%)           -- %                 .66 %*
Portfolio Turnover Rate                 73 %       119 %        256 %           200 %                  42 %

Trust Class/+/                                                                                 Period from
                                                                                            June 10, 1999/\
                                                    Year Ended August 31,                    to August 31,
                                    ------------------------------------------------------  --------------------


                                      2003         2002        2001          2000(Euro)          1999(Euro)
Net Asset Value, Beginning of
 Period                             $  9.24      $11.30       $13.15         $  9.76                $10.00
                                    -------      ------       ------         -------                ------

Income From Investment Operations
Net Investment Income (Loss)           (.03)       (.00)        (.01)             --                   .01
Net Gains or Losses on Securities
 (both realized and unrealized)        1.40        (.78)         .55            3.40                  (.25)
                                    -------      ------       ------         -------                ------
Total From Investment Operations       1.37        (.78)         .54            3.40                  (.24)
                                    -------      ------       ------         -------                ------

Less Distributions
From Net Investment Income               --        (.01)          --            (.01)                   --
From Net Capital Gains                   --       (1.27)       (2.39)             --                    --
                                    -------      ------       ------         -------                ------
Total Distributions                      --       (1.28)       (2.39)           (.01)                   --
                                    -------      ------       ------         -------                ------
Net Asset Value, End of Period      $ 10.61      $ 9.24       $11.30         $ 13.15                $ 9.76
                                    -------      ------       ------         -------                ------
Total Return/+//+/                   +14.83%      (7.45%)      +4.77%         +34.86%                (2.40%)**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                          $  11.3      $ 13.4       $ 25.4         $  25.1                $  0.4
Ratio of Gross Expenses to Average
 Net Assets/#/                        1.50 %       1.50%        1.50%          1.51 %                 1.51%*
Ratio of Net Expenses to Average
 Net Assets/++/                       1.50 %       1.50%        1.50%          1.50 %                 1.50%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets          (.30%)      (.04%)       (.06%)          (.01%)                .57 %*
Portfolio Turnover Rate                 73 %       119 %        256 %           200 %                  42 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2003

Financial Highlights Socially Responsive Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                     Year Ended August 31,
                                                                 ----------------------------------------------------------------


                                                                   2003      2002      2001         2000(Euro)       1999(Euro)
Net Asset Value, Beginning of Year                               $ 15.39   $ 18.96   $ 21.01          $21.33         $ 16.32
                                                                 -------   -------   -------          ------         -------

Income From Investment Operations
Net Investment Income (Loss)                                         .02       .04       .02              --             .02
Net Gains or Losses on Securities (both realized and unrealized)    3.17     (1.83)    (2.07)            .57            5.94
                                                                 -------   -------   -------          ------         -------
Total From Investment Operations                                    3.19     (1.79)    (2.05)            .57            5.96
                                                                 -------   -------   -------          ------         -------

Less Distributions
From Net Investment Income                                          (.03)     (.06)       --            (.02)           (.07)
From Net Capital Gains                                                --     (1.67)       --            (.87)           (.88)
Tax Return of Capital                                                 --      (.05)       --              --              --
                                                                 -------   -------   -------          ------         -------
Total Distributions                                                 (.03)    (1.78)       --            (.89)           (.95)
                                                                 -------   -------   -------          ------         -------
Net Asset Value, End of Year                                     $ 18.55   $ 15.39   $ 18.96          $21.01         $ 21.33
                                                                 -------   -------   -------          ------         -------
Total Return/+//+/                                                +20.79%   (10.62%)   (9.76%)         +2.96%         +37.09%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 132.8   $  71.2   $  87.8          $107.6         $ 118.9
Ratio of Gross Expenses to Average Net Assets/#/                   1.08 %    1.17 %    1.13 %          1.12 %          1.10 %
Ratio of Net Expenses to Average Net Assets                        1.07 %    1.17 %    1.13 %          1.12 %          1.10 %
Ratio of Net Investment Income (Loss) to Average Net Assets         .14 %     .21 %     .08 %           .01 %           .12 %
Portfolio Turnover Rate                                              62 %      60 %      83 %            76 %            53 %


Trust Class/+/                                                                        Year Ended August 31,
                                                                 ----------------------------------------------------------------


                                                                   2003      2002      2001          2000(Euro)     1999(Euro)

Net Asset Value, Beginning of Year                               $ 10.62   $ 13.07   $ 14.53          $14.41         $ 10.64
                                                                 -------   -------   -------          ------         -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.01)      .01      (.03)           (.02)             --
Net Gains or Losses on Securities (both realized and unrealized)    2.18     (1.28)    (1.43)            .40            3.90
                                                                 -------   -------   -------          ------         -------
Total From Investment Operations                                    2.17     (1.27)    (1.46)            .38            3.90
                                                                 -------   -------   -------          ------         -------

Less Distributions
From Net Investment Income                                          (.00)       --        --              --            (.03)
From Net Capital Gains                                                --     (1.14)       --            (.25)           (.10)
Tax Return of Capital                                                 --      (.04)       --            (.01)             --
                                                                 -------   -------   -------          ------         -------
Total Distributions                                                 (.00)    (1.18)       --            (.26)           (.13)
                                                                 -------   -------   -------          ------         -------
Net Asset Value, End of Year                                     $ 12.79   $ 10.62   $ 13.07          $14.53         $ 14.41
                                                                 -------   -------   -------          ------         -------
Total Return/+//+/                                                +20.45%   (10.86%)  (10.05%)         +2.76%         +36.76%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  28.7   $  12.5   $  28.3          $ 29.0         $  25.3
Ratio of Gross Expenses to Average Net Assets/#/                   1.33 %    1.33 %    1.46 %          1.32 %          1.20 %
Ratio of Net Expenses to Average Net Assets                        1.32 %    1.33 %    1.46 %/++/       1.32%/++/      1.20 %/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.12%)    .07 %     (.25%)          (.19%)          .01 %
Portfolio Turnover Rate                                              62 %      60 %      83 %            76 %            53 %

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date (see Note G of Notes to Financial Statements).

/++/After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:


                                                                      Year Ended August 31,

                                            2003          2002             2001            2000               1999
Century Fund Investor Class                2.21%          2.09%            1.80%          1.76%/(1)/           --
Fasciano Fund Advisor Class                  --           4.58%/(2)/         --             --                 --
Focus Fund Trust Class                       --             --               --           1.06%               .98%
Focus Fund Advisor Class                     --             --               --           2.89%              7.08%
Genesis Fund Advisor Class                   --             --               --           1.59%              1.63%
Genesis Fund Institutional Class            .87%           .88%             .91%           .97%              1.15%/(3)/
Guardian Fund Advisor Class                  --             --               --             --               1.56%
International Fund Investor Class          1.74%            --               --             --                 --
International Fund Trust Class             3.07%          3.22%            5.16%          4.21%              5.98%
Manhattan Fund Trust Class                   --             --               --           1.08%              1.18%
Manhattan Fund Advisor Class               2.26%          2.25%            2.60%          3.57%             19.99%
Millennium Fund Investor Class             1.83%            --               --             --               2.13%/(4)/
Millennium Fund Trust Class                2.26%          1.92%            2.11%          2.12%             13.39%/(5)/
Millennium Fund Advisor Class              4.27%          7.42%/(6)/         --             --                 --
Real Estate Fund Trust Class               2.19%          4.81%/(7)/         --             --                 --
Regency Fund Investor Class                1.57%            --             1.61%          2.22%              8.38%/(8)/
Regency Fund Trust Class                   1.82%          1.64%            1.76%          1.75%            129.45%/(9)/
Socially Responsive Fund Trust Class         --             --             1.59%          1.76%              1.72%

    (1)Period from December 6, 1999 to August 31, 2000
    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from July 1, 1999 to August 31, 1999
    (4)Period from October 20, 1998 to August 31, 1999
    (5)Period from November 4, 1998 to August 31, 1999
    (6)Period from May 3, 2002 to August 31, 2002
    (7)Period from May 1, 2002 to August 31, 2002

                                               NEUBERGER BERMAN AUGUST 31, 2003

Notes to Financial Highlights Equity Funds cont'd

    (8)Period from June 1, 1999 to August 31, 1999
    (9)Period from June 10, 1999 to August 31, 1999

(S)After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                     Year Ended August 31,
                                   2003  2002 2001  2000  1999
Fasciano Fund Advisor Class       1.75%   --    --   --    --
International Fund Investor Class   --    --    --   --  1.59%
Millennium Fund Investor Class      --    --    -- 1.33%   --
Regency Fund Investor Class         --  1.46%   --   --    --

^  The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter have been computed based on the average number of shares outstanding during each fiscal period.
*  Annualized.
** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
(Yen)Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.
(Euro)Audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman Partners Fund (Partners) and Neuberger Berman Real Estate Fund (Real Estate), seven of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2003, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International and Partners and for the year ended August, 31, 2003, and for the period from May 1, 2002 (commencement of investment operations) to August 31, 2002 for Real Estate and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2000 for Fasciano, were audited by other auditors, who have ceased operations and whose report, dated July 31, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Equity Funds at August 31, 2003, the results of their operations for the year then, the changes in their net assets for each of the two years in the period ended August 31, 2003 for Fasciano, Focus, Genesis, Guardian, International and Partners, and for the year ended August, 31, 2003 and the period from May 1, 2002 (commencement of investment operations) to August 31, 2002 for Real Estate, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
October 3, 2003

                                               NEUBERGER BERMAN AUGUST 31, 2003

Report of KPMG LLP, Independent Auditors

The Board of Trustees and Shareholders
Neuberger Berman Equity Funds:

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds, including each of the Funds' schedule of investments, as of August 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended August 31, 2000 were audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and brokers. Where replies were not received for open trades, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds at August 31, 2003, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

Boston, Massachusetts
October 10, 2003

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800
For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                               NEUBERGER BERMAN AUGUST 31, 2003

Trustees and Officers

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                              Number of
                                                                            Portfolios in
                             Position and                                   Fund Complex       Other Directorships
                               Length of                                     Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/  Principal Occupation(s)/(3)/     Trustee         Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------

Independent Trustees
-----------------------------------------------------------------------------------------------------------------------

John Cannon (73)            Trustee since    Consultant. Formerly,               36       Independent Trustee or
                            2000             Chairman and Chief Investment                Director of three series of
                                             Officer, CDC Capital                         OppenheimerFunds: Limited
                                             Management (registered                       Term New York Municipal
                                             investment adviser), 1993-                   Fund, Rochester Fund
                                             January 1999; prior thereto,                 Municipals, and
                                             President and Chief Executive                Oppenheimer Convertible
                                             Officer, AMA Investment                      Securities Fund, since 1992.
                                             Advisors, an affiliate of the
                                             American Medical Association.
-----------------------------------------------------------------------------------------------------------------------

Faith Colish (68)           Trustee since    Counsel, Carter Ledyard &           36       Director, American Bar
                            1982             Millburn LLP (law firm) since                Retirement Association
                                             October 2002; prior thereto,                 (ABRA) since 1997 (not-for-
                                             Attorney at Law and President,               profit membership
                                             Faith Colish, A Professional                 association).
                                             Corporation, 1980 to 2002.
-----------------------------------------------------------------------------------------------------------------------

Walter G. Ehlers (70)       Trustee since    Consultant; Retired President       36
                            2000             and Director, Teachers
                                             Insurance & Annuity (TIAA)
                                             and College Retirement
                                             Equities Fund (CREF).
-----------------------------------------------------------------------------------------------------------------------

C. Anne Harvey (66)         Trustee since    Consultant, C. A. Harvey            36       Member, Individual Investors
                            2000             Associates, since June 2001;                 Advisory Committee to the
                                             Director, AARP, 1978 to                      New York Stock Exchange
                                             December 2000.                               Board of Directors, 1998 to
                                                                                          June 2002; President, Board
                                                                                          of Associates to The National
                                                                                          Rehabilitation Hospital's
                                                                                          Board of Directors, since
                                                                                          2002; Member, American
                                                                                          Savings Education Council's
                                                                                          Policy Board (ASEC), 1998-
                                                                                          2000; Member, Executive
                                                                                          Committee, Crime
                                                                                          Prevention Coalition of
                                                                                          America, 1997-2000.

                                      109



Trustees and Officers cont'd

                                                                                 Number of
                                                                               Portfolios in
                             Position and                                      Fund Complex        Other Directorships
                               Length of                                        Overseen by         Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/       Trustee          Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------

Barry Hirsch (70)           Trustee since    Attorney-at-Law. Senior                36
                            1988             Counsel, Loews Corporation
                                             (diversified financial
                                             corporation) May 2002 until
                                             April 2003; prior thereto, Senior
                                             Vice President, Secretary and
                                             General Counsel, Loews
                                             Corporation.
----------------------------------------------------------------------------------------------------------------------------

Robert A. Kavesh (76)       Trustee since    Marcus Nadler Professor of             36       Director, DEL Laboratories,
                            2000             Finance and Economics                           Inc. (cosmetics and
                                             Emeritus, New York University                   pharmaceuticals) since 1978;
                                             Stern School of Business.                       The Caring Community
                                                                                             (not-for-profit)
----------------------------------------------------------------------------------------------------------------------------

Howard A. Mileaf (66)       Trustee since    Retired. Formerly, Vice                36       Director, WHX Corporation
                            1984             President and Special Counsel,                  (holding company) since
                                             WHX Corporation (holding                        August 2002; Director,
                                             company) 1993-2001.                             Webfinancial Corporation
                                                                                             (holding company) since
                                                                                             December 2002; Director,
                                                                                             State Theatre of New Jersey
                                                                                             (not-for-profit theater) since
                                                                                             2000; Formerly, Director,
                                                                                             Kevlin Corporation
                                                                                             (manufacturer of microwave
                                                                                             and other products).
----------------------------------------------------------------------------------------------------------------------------

John P. Rosenthal (70)      Trustee since    Senior Vice President, Burnham         36       Director, 92nd Street Y
                            1985             Securities Inc. (a registered                   (non-profit) since 1967;
                                             broker-dealer) since 1991.                      Formerly, Director, Cancer
                                                                                             Treatment Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------------

William E. Rulon (71)       Trustee since    Retired. Senior Vice President,        36       Director, Pro-Kids Golf and
                            1986             Foodmaker. Inc. (operator and                   Learning Academy (teach
                                             franchiser of restaurants) until                golf and computer usage to
                                             January 1997.                                   "at risk" children) since 1998;
                                                                                             Director, Prandium, Inc.
                                                                                             (restaurants) from March
                                                                                             2001 until July 2002.

                                      110


                                               NEUBERGER BERMAN AUGUST 31, 2003


                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex       Other Directorships
                               Length of                                      Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/  Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)      Trustee since    Founding General Partner,            36       Director, Capital Cash
                            1982             Oxford Partners and Oxford                    Management Trust (money
                                             Bioscience Partners (venture                  market fund), Naragansett
                                             capital partnerships) and                     Insured Tax-Free Income
                                             President, Oxford Venture                     Fund, Rocky Mountain
                                             Corporation.                                  Equity Fund, Prime Cash
                                                                                           Fund, several private
                                                                                           companies and QuadraMed
                                                                                           Corporation (NASDAQ).
------------------------------------------------------------------------------------------------------------------------

Tom Decker Seip (53)        Trustee since    General Partner, Seip                36       Director, H&R Block, Inc.
                            2000             Investments LP (a private                     (financial services company)
                                             investment partnership);                      since May 2001; Director,
                                             President and CEO, Westaff,                   General Magic (voice
                                             Inc. (temporary staffing), May                recognition software) since
                                             2001 to January 2002; Senior                  November 2001; Director,
                                             Executive at the Charles Schwab               Forward Management, Inc.
                                             Corporation from 1983 to 1999,                (asset management) since
                                             including Chief Executive                     2001; Director, E-Finance
                                             Officer, Charles Schwab                       Corporation (credit
                                             Investment Management, Inc.                   decisioning services) since
                                             and Trustee, Schwab Family of                 1999; Director, Save-
                                             Funds and Schwab Investments                  Daily.com (micro investing
                                             from 1997 to 1998 and                         services) since 1999;
                                             Executive Vice President-Retail               Formerly, Director, Offroad
                                             Brokerage, Charles Schwab                     Capital Inc. (pre-public
                                             Investment Management from                    internet commerce company).
                                             1994 to 1997.
------------------------------------------------------------------------------------------------------------------------

Candace L. Straight (55)    Trustee since    Private investor and consultant      36       Director, Providence
                            1984             specializing in the insurance                 Washington (property and
                                             industry; Advisory Director,                  casualty insurance company)
                                             Securitas Capital LLC (a global               since December 1998;
                                             private equity investment firm                Director, Summit Global
                                             dedicated to making investments               Partners (insurance brokerage
                                             in the insurance sector).                     firm) since October 2000.
------------------------------------------------------------------------------------------------------------------------

Peter P. Trapp (58)         Trustee since    Regional Manager for Atlanta         36
                            2000             Region, Ford Motor Credit
                                             Company since August, 1997;
                                             prior thereto, President, Ford
                                             Life Insurance Company, April
                                             1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------

                                      111



Trustees and Officers cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee          Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

Trustees who are "Interested Persons"
--------------------------------------------------------------------------------------------------------------------------

Edward I. O'Brien* (75)     Trustee since    Member, Investment Policy             36       Director, Legg Mason, Inc.
                            1993             Committee, Edward Jones                        (financial services holding
                                             1993-2001; President, Securities               company) since 1993;
                                             Industry Association ("SIA")                   Director, Boston Financial
                                             (securities industry's                         Group (real estate and tax
                                             representative in government                   shelters) 1993-1999.
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             1974-1992; Adviser to SIA,
                                             November 1992-November
                                             1993.
--------------------------------------------------------------------------------------------------------------------------

Jack L. Rivkin* (63)        Trustee since    Executive Vice President and          36       Director, Dale Carnegie and
                            December 2002    Chief Investment Officer,                      Associates, Inc. (private
                                             Neuberger Berman since 2002                    company) since 1998;
                                             and 2003, respectively; Director               Director, Emagin Corp.
                                             and Chairman, NB                               (public company) since 1997;
                                             Management since December                      Director, Solbright, Inc.
                                             2002; Executive Vice President,                (private company) since
                                             Citigroup Investments, Inc.                    1998; Director, Infogate, Inc.
                                             from September 1995 to                         (private company) since
                                             February 2002; Executive Vice                  1997.
                                             President, Citigroup Inc. from
                                             September 1995 to February
                                             2002.
--------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (44)      Chairman of      Executive Vice President,             36       Executive Vice President,
                            the Board,       Neuberger Berman since 1999;                   Neuberger Berman Inc.
                            Chief Executive  Principal, Neuberger Berman                    (holding company) since
                            Officer and      from 1997 until 1999; Senior                   1999 and Director from
                            Trustee since    Vice President, NB                             October 1999 through
                            1999             Management from 1996 until                     March 2003; President and
                                             1999.                                          Director, NB Management
                                                                                            since 1999; Head of
                                                                                            Neuberger Berman Inc.'s
                                                                                            Mutual Funds and
                                                                                            Institutional Business since
                                                                                            1999; Director and Vice
                                                                                            President, Neuberger &
                                                                                            Berman Agency, Inc. since
                                                                                            2000.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                                               NEUBERGER BERMAN AUGUST 31, 2003



(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers cont'd

Information about the Officers of the Trust

                                   Position and
Name, Age, and Address/(1)/   Length of Time Served/(2)/            Principal Occupation(s)/(3)/
----------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (46)    Secretary since 1986           Vice President-Mutual Fund Board Relations,
                                                           NB Management since 2000; Vice President,
                                                           Neuberger Berman since 2002 and employee
                                                           since 1999; Vice President, NB Management
                                                           from 1986 to 1999; Secretary of ten registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (four since 2002 and three since
                                                           2003).

 Robert Conti (47)          Vice President since 2000      Senior Vice President, Neuberger Berman since
                                                           2003, Vice President, Neuberger Berman from
                                                           1999 until 2003; Senior Vice President, NB
                                                           Management since 2000; Controller, NB
                                                           Management until 1996; Treasurer, NB
                                                           Management from 1996 until 1999; Vice
                                                           President, ten registered investment companies
                                                           for which NB Management acts as investment
                                                           manager and administrator (three since 2000,
                                                           four since 2002 and three since 2003).

 Brian J. Gaffney (50)      Vice President since 2000      Managing Director Neuberger Berman since
                                                           1999; Senior Vice President, NB Management
                                                           since 2000; Vice President, NB Management
                                                           from 1997 until 1999; Vice President, ten
                                                           registered investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (three since 2000, four since
                                                           2002, and three since 2003).

 Sheila R. James (38)       Assistant Secretary since 2002 Employee, Neuberger Berman since 1999;
                                                           Employee, NB Management from 1991 to
                                                           1999; Assistant Secretary, ten registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (seven since 2002 and three since
                                                           2003).

 John M. McGovern (33)      Assistant Treasurer since 2002 Employee, NB Management since 1993;
                                                           Assistant Treasurer, ten registered investment
                                                           companies for which NB Management acts as
                                                           investment manager and administrator (seven
                                                           since 2002 and three since 2003).

                                               NEUBERGER BERMAN AUGUST 31, 2003

                                        Position and
Name, Age, and Address/(1)/       Length of Time Served/(2)/                Principal Occupation(s)/(3)/
------------------------------------------------------------------------------------------------------------------

  Kevin Lyons (48)          Assistant Secretary since 2003         Employee, Neuberger Berman since 1999;
                                                                   Employee, NB Management from 1993 to
                                                                   1999; Assistant Secretary, ten registered
                                                                   investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator (since 2003).

  Barbara Muinos (44)       Treasurer and Principal Financial and  Vice President, Neuberger Berman since 1999;
                            Accounting Officer since 2002; prior   Assistant Vice President, NB Management
                            thereto Assistant Treasurer since 1996 from 1993 to 1999; Treasurer and Principal
                                                                   Financial and Accounting Officer, ten
                                                                   registered investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator (seven since 2002 and three since
                                                                   2003); Assistant Treasurer, three registered
                                                                   investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator from 1996 until 2002.

  Frederic B. Soule (57)    Vice President since 2000              Senior Vice President, Neuberger Berman since
                                                                   2003; Vice President, Neuberger Berman from
                                                                   1999 until 2003; Vice President, NB
                                                                   Management from 1995 until 1999; Vice
                                                                   President, ten registered investment companies
                                                                   for which NB Management acts as investment
                                                                   manager and administrator (three since 2000,
                                                                   four since 2002 and three since 2003).

  Trani Jo Wyman (33)       Assistant Treasurer since 2002         Employee, NB Management since 1991;
                                                                   Assistant Treasurer ten registered investment
                                                                   companies for which NB Management acts as
                                                                   investment manager and administrator (seven
                                                                   since 2002 and three since 2003).\

--------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)


A special meeting of shareholders of Neuberger Berman Equity Funds (the "Trust") was held on September 23, 2003. Upon completion of the expected acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the Trust's management and sub-advisory agreements, on behalf of each Fund, with NB Management and Neuberger Berman LLC, respectively, will automatically terminate. To provide for continuity of management, the shareholders of each Fund voted on the following matters to become effective upon completion of the Transaction:

Proposal 1--To Approve a New Management Agreement between the Trust and NB Management, with respect to each Fund

   Neuberger Berman Equity Funds   Votes For    Votes Against  Abstentions*
     Century Fund                 2,189,619.783    49,920.442     21,142.783
     Fasciano Fund                6,108,789.035   135,106.995    288,803.365
     Focus Fund                  27,948,839.097 1,233,706.040    987,924.844
     Genesis Fund                77,935,460.004 1,864,233.959 14,537,480.401
     Guardian Fund               68,098,635.000 2,791,091.342  2,961,215.521
     International Fund           4,728,378.574   275,521.518    111,660.718
     Manhattan Fund              31,574,635.399 1,919,393.790  1,488,610.274
     Millennium Fund              4,181,941.370   170,836.038     52,751.234
     Partners Fund               47,960,273.439 2,413,752.888  3,493,615.542
     Real Estate Fund             2,415,614.007    16,656.144     11,367.908
     Regency Fund                 1,230,570.860    86,069.968     60,155.658
     Socially Responsive Fund     6,183,716.623   188,232.061    152,602.021

Proposal 2--To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman LLC

   Neuberger Berman Equity Funds   Votes For    Votes Against  Abstentions*
     Century Fund                 2,185,182.780    50,233.933     25,266.295
     Fasciano Fund                6,094,024.577   142,876.176    295,798.642
     Focus Fund                  27,853,261.696 1,288,422.437  1,029,590.149
     Genesis Fund                77,924,646.583 1,867,834.753 14,544,693.028
     Guardian Fund               67,990,924.746 2,855,687.974  3,004,329.148
     International Fund           4,724,513.629   284,476.325    106,570.856
     Manhattan Fund              31,461,765.212 2,022,955.267  1,497,918.984
     Millennium Fund              4,177,190.918   176,634.234     51,703.490
     Partners Fund               47,346,178.389 2,473,507.312  4,047,956.168
     Real Estate Fund             2,415,783.396    17,037.694     10,816.969
     Regency Fund                 1,220,479.621    97,387.493     58,929.372
     Socially Responsive Fund     6,186,194.532   188,206.136    150,150.037

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

                                               NEUBERGER BERMAN AUGUST 31, 2003

Notice to Shareholders (Unaudited)

Neuberger Berman International Fund has elected to pass through to its shareholders the credit for taxes paid to foreign countries. For the fiscal year ended August 31, 2003 the Fund had $172,959 of such credits.

Neuberger Berman Fasciano Fund, Neuberger Berman Genesis Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Socially Responsive Fund hereby designate $1,617,561, $14,356,489, $310,192 and $2,795,211, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2003 certain dividends paid by Neuberger Berman Real Estate Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("the Act"). The Fund intends to designate up to the maximum amount of such dividends allowable under the Act. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO] Neuberger Bermen

 Neuberger Berman Management Inc.
 605 Third Avenue 2nd Floor
 New York, NY 10158-0180
 Shareholder Services
 800.877.9700
 Institutional Services
 800.366.6264
 www.nb.com

 [LOGO] recycle
    B0776 10/03

ITEM 2. CODE OF ETHICS

At a meeting on September 10, 2003, the Registrant's Board of Trustees ("Board") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 10(a)(1) to this Form N-CSR

At the end of the period covered by this report, Neuberger Berman Equity Funds ("Registrant") had not adopted a code of ethics, because the Registrant had intended to rely on the code of ethics of Neuberger Berman Inc., a public company and parent of the Registrant's investment manager. Following a Board meeting on June 5, 2003, however, Neuberger Berman Inc., and Lehman Brothers Holdings Inc. ("Lehman") entered into an agreement whereby Lehman would acquire Neuberger Berman Inc. and assume indirect control of the Registrant's investment manager ("Transaction"). The Transaction closed on October 31, 2003. Considering the Transaction, the Board at its next regular meeting determined to adopt a code of ethics for the Registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

 (b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)     A copy of the Code of Ethics is filed as Exhibit 10(a)(1).

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /S/ PETER E. SUNDMAN
  -------------------------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 6, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /S/ PETER E. SUNDMAN
  -------------------------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 6, 2003



By: /S/ BARBARA MUINOS
  -------------------------------------
    Barbara Muinos
    Treasurer, Principal Financial
    and Accounting Officer

Date: November 6, 2003